UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08932

Artisan Funds, Inc.

(Exact name of registrant as specified in charter)

875 East Wisconsin Avenue, Suite 800

Milwaukee, WI 53202

(Address of principal executive offices) (Zip Code)

Janet D. Olsen	Alyssa Albertelli
Artisan Funds, Inc.	Ropes & Gray LLP
875 East Wisconsin Avenue, #800	One Metro Center
Milwaukee, Wisconsin 53202	700 12th Street, N.W., Suite 900
Washington, D.C. 20005-3948

(Name and address of agents for service)

Registrant’s telephone number, including area code: (414) 390-6100

Date of fiscal year end: 09/30/08

Date of reporting period: 09/30/08

Item 1.	Reports to Shareholders.

A N N U A L

R E P O R T

SEPTEMBER 30, 2008

ARTISAN GLOBAL VALUE FUND

ARTISAN INTERNATIONAL FUND

ARTISAN INTERNATIONAL SMALL CAP FUND

ARTISAN INTERNATIONAL VALUE FUND

ARTISAN MID CAP FUND

ARTISAN MID CAP VALUE FUND

ARTISAN OPPORTUNISTIC GROWTH FUND

ARTISAN OPPORTUNISTIC VALUE FUND

ARTISAN SMALL CAP FUND

ARTISAN SMALL CAP VALUE FUND

ARTISAN

ARTISAN FUNDS, INC.

INVESTOR SHARES

ARTISAN FUNDS

P.O. BOX 8412

BOSTON, MA 02266-8412

This report and the audited financial statements contained herein are provided for the general information of the shareholders of Artisan Funds. Before investing, investors should consider carefully each Fund’s investment objective, risks and charges and expenses. For a prospectus, which contains that information and more information about each Fund, please call 800.344.1770 or visit our website at www.artisanfunds.com. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio managers, as of September 30, 2008. That information and those views may change, and the Funds disclaim any obligation to advise shareholders of any such changes. Artisan Emerging Markets Fund, Artisan International Fund, Artisan International Value Fund and Artisan Mid Cap Fund offer institutional classes of shares for institutional investors meeting certain minimum investment requirements. A report on each institutional class is available under separate cover. Artisan Emerging Markets Fund also offers an advisor class of shares for certain institutional investors. A report on the advisor class is available under separate cover.

Artisan Funds offered through Artisan Distributors LLC, member FINRA.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
2	Artisan Global Value Fund
4	Artisan International Fund
6	Artisan International Small Cap Fund
8	Artisan International Value Fund
10	Artisan Mid Cap Fund
12	Artisan Mid Cap Value Fund
14	Artisan Opportunistic Growth Fund
16	Artisan Opportunistic Value Fund
18	Artisan Small Cap Fund
20	Artisan Small Cap Value Fund

22	SCHEDULES OF INVESTMENTS
22	Artisan Global Value Fund
24	Artisan International Fund
27	Artisan International Small Cap Fund
30	Artisan International Value Fund
32	Artisan Mid Cap Fund
35	Artisan Mid Cap Value Fund
37	Artisan Opportunistic Growth Fund
39	Artisan Opportunistic Value Fund
41	Artisan Small Cap Fund
44	Artisan Small Cap Value Fund

48	STATEMENTS OF ASSETS AND LIABILITIES

52	STATEMENTS OF OPERATIONS

56	STATEMENTS OF CHANGES IN NET ASSETS

60	FINANCIAL HIGHLIGHTS

66	NOTES TO FINANCIAL STATEMENTS

83	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

85	SHAREHOLDER EXPENSE EXAMPLE

88	FACTORS CONSIDERED IN APPROVING ARTISAN OPPORTUNISTIC GROWTH FUND’S ADVISORY AGREEMENT

93	NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

95	PROXY VOTING POLICIES AND PROCEDURES

96	INFORMATION ABOUT PORTFOLIO SECURITIES

97	DIRECTORS AND OFFICERS

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2008)

	Inception Date	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan Global Value Fund	12/10/07	NA	NA	NA	NA	-16.80%
Artisan International Fund	12/28/95	-29.99%	2.59%	10.10%	9.59%	10.75
Artisan International Small Cap Fund	12/21/01	-38.44	2.33	13.31	NA	15.10
Artisan International Value Fund	9/23/02	-19.10	4.74	13.37	NA	17.81
Artisan Mid Cap Fund	6/27/97	-22.47	2.64	7.61	12.66	13.84
Artisan Mid Cap Value Fund	3/28/01	-11.16	2.91	12.65	NA	11.31
Artisan Opportunistic Growth Fund	9/22/08	NA	NA	NA	NA	-6.80
Artisan Opportunistic Value Fund	3/27/06	-22.88	NA	NA	NA	-1.91
Artisan Small Cap Fund	3/28/95	-26.64	-5.05	4.85	5.48	6.64
Artisan Small Cap Value Fund	9/29/97	-5.77	4.10	12.55	13.32	11.06

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in a Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The performance information shown for Artisan Global Value Fund, Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. Artisan International Small Cap Fund’s investments in initial public offerings (IPOs) made a material contribution to the Fund’s performance. IPO investments are not an integral component of the Fund’s investment process and may not be available in the future. The performance shown for Artisan Global Value Fund and Artisan Opportunistic Growth Fund is not annualized and may vary greatly over short periods, and current performance may be materially lower or higher than the performance data quoted. The performance information shown for Artisan Global Value Fund and Artisan Opportunistic Growth Fund reflects Artisan Partners’ voluntary undertaking to limit each Fund’s expenses when they exceed 1.50%, which may be terminated at any time, has been in effect since each Fund’s inception and has had a material impact on each Fund’s performance. In addition, the outside directors of Artisan Funds have waived that portion of their fees allocable to Artisan Global Value Fund for the fiscal year ended September 30, 2008 and Artisan Opportunistic Growth Fund for the fiscal years ending September 30, 2008 and September 30, 2009.  Absent that expense waiver, each Fund’s performance would have been lower.

Artisan Global Value, Artisan International, Artisan International Small Cap, Artisan International Value, Artisan Opportunistic Growth & Artisan Opportunistic Value: International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems and higher transaction costs. These risks are typically greater in emerging markets.

Artisan International, Artisan International Small Cap, Artisan Mid Cap, Artisan Opportunistic Growth & Artisan Small Cap: Growth stocks may underperform other asset types during a given period.

Artisan Global Value, Artisan International Value, Artisan Opportunistic Value, Artisan Mid Cap Value & Artisan Small Cap Value: Value stocks may underperform other asset types during a given period.

Artisan International Small Cap, Artisan International Value, Artisan Small Cap & Artisan Small Cap Value: Stocks of smaller companies tend to be more volatile and less liquid than those of large companies, have underperformed the stocks of larger companies during some periods and tend to have a shorter history of operations than larger companies.

Artisan International Value, Artisan Mid Cap, Artisan Mid Cap Value, Artisan Opportunistic Growth & Artisan Opportunistic Value: Stocks of medium-sized companies tend to be more volatile than those of large companies, and have underperformed the stocks of small and large companies during some periods.

ARTISAN GLOBAL VALUE FUND (ARTGX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Global Value Fund uses a bottom-up investment process to construct a diversified portfolio of securities of undervalued U.S. and non-U.S. companies. The Fund’s investment process is focused on identifying what the investment team considers to be high quality, undervalued businesses that offer the potential for superior risk/reward outcomes. The team’s in-depth research process focuses on four key investment characteristics:

Undervaluation. Determining the intrinsic value of the business is the heart of the team’s research process. The team believes that intrinsic value represents the amount that a buyer would pay to own a company’s future cash flows. The team seeks to invest at a significant discount to the team’s estimate of the intrinsic value of a business.

Business quality. The team seeks to invest in companies with histories of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries.

Financial strength. The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.

Shareholder-oriented management. The team’s research process attempts to identify management teams with a history of building value for shareholders.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/10/2007 to 9/30/2008)

TOTAL RETURNS (as of 9/30/2008)

Fund / Index	Since(1) Inception
Artisan Global Value Fund	-16.80%
MSCI ACWI (All Country World Index) IndexSM	-27.81

(1)	For the period from commencement of operations (December 10, 2007) through September 30, 2008; not annualized.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. The Fund’s return may vary greatly over short periods, and current performance may be materially lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. The Fund’s performance information reflects Artisan Partners’ voluntary undertaking to limit the Fund’s expenses when they exceed 1.50%, which may be terminated at any time, has been in effect since the Fund’s inception and has had a material impact on the Fund’s performance, which would have been lower in its absence. In addition, the outside directors of Artisan Funds have waived that portion of their fees allocable to the Fund until September 30, 2008. Absent that expense waiver, the Fund’s performance would have been lower. See page 94 for a description of each index.

INVESTING ENVIRONMENT

The Fund’s first fiscal year was a tough period for equity investors as stock markets were down across the board. Regionally, all markets declined during the period, and even the energy sector, which had been a holdout, declined considerably over the last several months of our fiscal year. Economic indicators from Europe as well as emerging markets started to follow the slowdown that was already underway in the U.S. This slowdown accelerated as the liquidity crunch reached crisis levels. In response, governments around the world have intervened to an unprecedented degree to shore up confidence in their respective banking industries.

SECTOR DIVERSIFICATION

Sector	9/30/2008
Consumer Discretionary	26.7%
Consumer Staples	10.4
Financials	19.4
Healthcare	15.6
Industrials	11.0
Information Technology	11.1
Telecommunication Services	1.8
Other assets less liabilities	4.0
Total	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

Artisan Global Value Fund declined -16.80% since its December 10, 2007 inception, holding up better than its primary benchmark, the MSCI ACWI (All Country World) IndexSM, which decreased -27.81% over the same period.

Our aversion to the extreme leverage that became commonplace in the financial services industry served us well during the fiscal year. We have thus far avoided some of the value destruction that has occurred in this environment. We remain focused on the intersection of balance sheet strength, business quality and valuation. We believe that this focus has helped us to manage risk in times such as these, while helping us to position the Fund for the opportunity to compound wealth over the long-term.

The performance of the following companies had a positive impact on the portfolio during the period: Marsh & McLennan Companies, Inc., an insurance broker; Wal-Mart Stores, Inc., a discount retailer; SANKYO CO., LTD., a Japanese pachinko machine manufacturer; Covidien Ltd., a U.S. medical instruments maker that spun off from Tyco International Ltd. in 2007; and Johnson & Johnson, a healthcare conglomerate. Our worst performers included: Motorola, Inc., a U.S. handset and equipment maker; Wolters Kluwer NV, a Dutch-based professional publishing company; SK Telecom Co., Ltd., an operator in the South Korean wireless market; Home Retail Group plc, a U.K. home and general merchandise retailer; and Credit Saison Co., Ltd., a Japanese credit card company.

REGION ALLOCATION

Region	9/30/2008
Americas	47.3%
Europe	38.5
Pacific Basin	7.2
Emerging Markets	3.0

As a percentage of total net assets.

FUND CHANGES

Unsurprisingly, we found many compelling values amidst the general decline in stock prices. We added several new U.S. holdings to the portfolio during the fiscal year including Microsoft Corporation, a software company; WellPoint, Inc., a health insurer; American Express Company, a credit card and business services company; and The Bank of New York Mellon Corporation, a custodian of financial assets. We also added Finland-based mobile phone maker, Nokia Corporation.

Our list of sales included Motorola, Inc., Samsung Electronics Co., Ltd., The Washington Post Company, Givaudan SA, Covidien Ltd. and The Home Depot, Inc.

ARTISAN INTERNATIONAL FUND (ARTIX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan International Fund uses a fundamental stock selection process focused on identifying long-term growth opportunities.

Themes. The investment team’s thematic approach identifies catalysts for change and develops investment themes with the objective of capitalizing on them globally. Changing demographics, developing technology, privatization of economic resources and outsourcing are among the long-term catalysts for change that currently form the basis for the team’s investment themes. The team incorporates these catalysts along with sector and regional fundamentals into a long-term global framework for investment analysis and decision-making.

Sustainable Growth. The team applies a fundamental approach to identifying the long term, sustainable growth characteristics of potential investments. The team seeks high quality companies that are well managed, have a dominant or improving market position and competitive advantages compared to industry and regional peers.

Valuation. The team assesses the relationship between its estimate of a company’s sustainable growth prospects and the company’s stock price. The team uses multiple valuation metrics to establish price targets.

The Fund primarily invests in non-U.S. growth companies of all market capitalizations in developed and emerging markets.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/28/1995 to 9/30/2008)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2008)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan International Fund	-29.99%	2.59%	10.10%	9.59%	10.75%
MSCI EAFE® Growth Index	-28.48	2.16	9.23	2.97	2.77
MSCI EAFE® Index	-30.50	1.12	9.69	5.02	4.49

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. See page 94 for a description of each index.

INVESTING ENVIRONMENT

International equities broadly struggled throughout the fiscal year. As the U.S. financial crisis spread across the economy and around the world, trading volatility surged to a record high. Amid this backdrop, the MSCI EAFE® Index declined -30.50%. There were no safe havens as every sector declined by double digits, although traditionally defensive sectors such as healthcare, utilities and consumer staples held up best. Financial and material stocks were the biggest decliners. Amid the worldwide financial crisis, housing market debacle and volatile commodity environment, it is not surprising that many of these stocks struggled. Results were also disappointing on a regional basis. Every country in the EAFE Index dropped by more than -20%. Emerging markets also suffered – the MSCI Emerging Markets IndexSM declined more than -30% over the twelve-month period ended September 30, 2008.

SECTOR DIVERSIFICATION

Sector	9/30/2007	9/30/2008
Consumer Discretionary	8.4%	11.2%
Consumer Staples	9.1	9.8
Energy	6.4	9.1
Financials	23.4	14.2
Healthcare	2.5	7.9
Industrials	16.1	17.4
Information Technology	3.8	4.7
Materials	7.6	7.4
Telecommunication Services	10.7	3.1
Utilities	8.8	9.4
Other assets less liabilities	3.2	5.8
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

The Fund declined -29.99% during the fiscal year. We benefited from positive security selection in the telecom, materials and technology sectors. Our top contributors included telecom companies China Mobile Limited, China Unicom Limited and China Netcom Group Corporation (Hong Kong) Limited. Retail banker Standard Chartered plc, consumer holdings Grupo Televisa S.A. and Carrefour SA, and automobile manufacturer HONDA MOTOR CO., LTD also performed well.

Relative results were held back by weaknesses among our financial, energy and utilities holdings. Commercial bank Lloyds TSB Group plc, Gazprom, the largest natural gas producing company in the world, and utilities Electricite de France and RAO Unified Energy System were among our biggest detractors in these sectors. ASML Holding N.V., Wacker Chemie AG, Orkla ASA, Daimler AG and Vinci SA were other weak performers.

FUND CHANGES

Our fundamental stock selection process focuses on companies with sustainable growth characteristics, trading at reasonable valuations with exposure to the secular themes we have identified. We have used this period of extreme volatility to critically evaluate our holdings and focus capital in our highest conviction positions. As of the period’s end we held 79 positions, marking the first time in 11 years that we have held fewer than 80 stocks.

We added capital to those positions that we believe offer the strongest potential for outperformance on a long-term basis. These included Gazprom, Lloyds TSB Group plc, Orkla ASA, Vinci SA and ASML Holding N.V.

We also initiated new positions in Cadbury PLC, one of the world’s largest confectionary companies, and Petroleo Brasileiro S.A., one of the world’s largest oil and natural gas producers.

As the weakness in the market highlighted long-term risks to growth, we sold our positions in China Unicom Limited, Deutsche Telekom AG, Swire Pacific Limited, Kookmin Bank, Swiss Re, Mitsubishi Heavy Industries, Ltd. and RWE AG.

REGION ALLOCATION

Region	9/30/2007	9/30/2008
Europe	58.9%	61.0%
Emerging Markets	19.1	15.5
Pacific Basin	17.6	15.0
Americas	1.2	2.2
Middle East	—	0.5

As a percentage of total net assets.

ARTISAN INTERNATIONAL SMALL CAP FUND (ARTJX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan International Small Cap Fund uses a fundamental stock selection process focused on identifying long-term growth opportunities among small non-U.S. companies.

Themes. The investment team’s thematic approach identifies catalysts for change and develops investment themes with the objective of capitalizing on them globally. Changing demographics, developing technology, privatization of economic resources and outsourcing are among the long-term catalysts for change that currently form the basis for the team’s investment themes. The team incorporates these catalysts along with sector and regional fundamentals into a long-term global framework for investment analysis and decision-making.

Sustainable Growth. The team applies a fundamental approach to identifying the long term, sustainable growth characteristics of potential investments. The team seeks high quality companies that are well managed, have a dominant or improving market position and competitive advantages compared to industry and regional peers.

Valuation. The team assesses the relationship between its estimate of a company’s sustainable growth prospects and the company’s stock price. The team uses multiple valuation metrics to establish price targets.

The Fund primarily invests in non-U.S. small-cap growth companies in developed and emerging markets with market capitalizations less than $3 billion at the time of investment.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/21/2001 to 9/30/2008)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2008)

Fund / Index	1-Year	3-Year	5-Year	Since Inception
Artisan International Small Cap Fund	-38.44%	2.33%	13.31%	15.10%
MSCI EAFE® Small Cap Index	-35.24	-3.88	9.17	11.31
MSCI EAFE® Index	-30.50	1.12	9.69	7.37

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. The Fund’s investments in initial public offerings (IPOs) made a material contribution to the Fund’s performance. IPO investments are not an integral component of the Fund’s investment process and may not be available in the future. See page 94 for a description of each index.

INVESTING ENVIRONMENT

International small-cap equities broadly struggled throughout the fiscal year. As the U.S. financial crisis spread into the economy and around the world, trading volatility surged to a record high. Amid this backdrop, the MSCI EAFE® Small Cap Index declined
-35.24%. There were no safe havens as every sector declined. Only traditionally defensive consumer staples stocks were able to avoid a decline of more than 30%. Results were also disappointing on a regional basis. Every country in the MSCI EAFE® Small Cap Index dropped by double digits, with some falling more than 50%. Emerging markets also suffered. Stocks in China and Russia have lost more than half of their value over the twelve-month period ended September 30, 2008.

SECTOR DIVERSIFICATION

Sector	9/30/2007	9/30/2008
Consumer Discretionary	10.7%	8.5%
Consumer Staples	7.6	15.8
Energy	7.7	6.1
Financials	30.0	22.4
Healthcare	0.7	1.6
Industrials	27.0	21.3
Information Technology	2.0	9.9
Materials	2.5	2.6
Telecommunication Services	1.2	—
Utilities	1.9	—
Other assets less liabilities	8.7	11.8
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

On a relative basis, we benefited from our overweight in energy and consumer staples stocks, as these sectors held up best in the benchmark. On a regional basis, returns were boosted by our European holdings. Our top contributors included Netherlands-based digital map maker Tele Atlas NV, Indian financial firm Indiabulls Financial Services Ltd., retail property fund VastNed Retail NV, Norwegian drilling rig company Ocean Rig ASA, Norwegian energy company Seawell Ltd., German construction and civil engineering firm Strabag AG and Swiss dental implants provider Straumann Holding AG.

Our financials, industrials and consumer discretionary holdings were the main sources of weakness in the portfolio. Results were also broadly held back by our stocks in Germany, China and a struggling Hong Kong market. Our worst performers included home improvement retailer Praktiker Bau- und Heimwerkermaerkte AG, electronic payment processing firm Wirecard AG, real estate developer Tian An China Investments Company Limited, construction and infrastructure company Empresas ICA S.A.B. de C.V. and cultivator KWS Saat AG.

REGION ALLOCATION

Region	9/30/2007	9/30/2008
Europe	42.0%	50.0%
Emerging Markets	25.9	24.8
Pacific Basin	21.9	12.3
Americas	1.5	1.1

As a percentage of total net assets.

FUND CHANGES

Our fundamental stock selection process focuses on companies with sustainable growth characteristics, trading at reasonable valuations with exposure to the secular themes we have identified. During this twelve-month period we initiated positions in Gmarket Inc., an e-commerce retailer in South Korea, Praktiker Bau- und Heimwerkermaerkte AG, tobacco producer Eastern Tobacco, and exchanges Hellenic Exchanges S.A. Holding Clearing Set and Bursa Malaysia Bhd.

In order to fund these new positions, we sold many of our top contributors. These sales included Tele Atlas NV, Ocean Rig ASA, Indiabulls Financial Services Ltd., VastNed Retail NV and Seawell Ltd.

ARTISAN INTERNATIONAL VALUE FUND (ARTKX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan International Value Fund uses a bottom-up investment process focused on identifying what the investment team believes are high quality, undervalued businesses that offer the potential for superior risk/reward outcomes.

The team’s in-depth research process focuses on four key investment characteristics:

Undervaluation. Determining the intrinsic value of the business is the heart of the team’s research process. The team believes that intrinsic value represents the amount that a buyer would pay to own a company’s future cash flows. The team seeks to invest at a significant discount to its estimate of the intrinsic value of a business.

Business quality. The team seeks to invest in companies with histories of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries.

Financial strength. The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.

Shareholder-oriented management. The team’s research process attempts to identify management teams with a history of building value for shareholders.

The Fund primarily invests in common stocks and other equity securities of non-U.S. companies of all market capitalizations in developed and emerging markets.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (9/23/2002 to 9/30/2008)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2008)

Fund / Index	1-Year	3-Year	5-Year	Since Inception
Artisan International Value Fund	-19.10%	4.74%	13.37%	17.81%
MSCI EAFE® Value Index	-32.58	0.00	10.05	13.16
MSCI EAFE® Index	-30.50	1.12	9.69	12.27

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. See page 94 for a description of each index.

INVESTING ENVIRONMENT

The fiscal year ended September 30, 2008, was a tough year for international equity investors as stock markets were down across the board. Regionally, all markets declined during the period, and even the energy sector, which had been a holdout, declined considerably over the last several months of our fiscal year. Economic indicators from Europe as well as emerging markets started to follow the slowdown that was already underway in the U.S. This slowdown accelerated as the liquidity crunch reached crisis levels. In response, governments around the world intervened to an unprecedented degree to shore up confidence in their respective banking industries.

SECTOR DIVERSIFICATION

Sector	9/30/2007	9/30/2008
Consumer Discretionary	23.5%	22.3%
Consumer Staples	14.5	13.0
Financials	16.1	19.0
Healthcare	8.7	13.5
Industrials	14.5	15.1
Information Technology	5.9	8.3
Materials	2.8	2.2
Telecommunication Services	7.9	1.6
Other assets less liabilities	6.1	5.0
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

Artisan International Value Fund declined -19.10% during the twelve-month period ended September 30, 2008, holding up much better than the MSCI EAFE® Index, which decreased -30.50% over the same period.

Our aversion to the leverage that became commonplace in the financial services industry served us well during the fiscal year. We have thus far avoided some of the value destruction that has occurred in this environment. We remain focused on the intersection of balance sheet strength, business quality and valuation. We believe that this focus has helped us to manage risk in times such as these, while helping us to position the Fund for the opportunity to compound wealth over the long-term.

The following stocks had a meaningful positive impact on the portfolio during the fiscal year: SANKYO CO., LTD., a Japanese pachinko machine manufacturer; Covidien Ltd., a U.S. medical instruments maker that spun off from Tyco International Ltd. in 2007; Gemalto NV, a French smartcard maker; Benfield Group Plc, a U.K. reinsurance broker; and UNICHARM CORPORATION, a Japanese manufacturer of diapers and feminine products. Notable detractors during the period included Galiform Plc, a U.K. kitchen business; CanWest Global Communications Corp., a holding company that owns one of Canada’s television networks; Wolters Kluwer NV, a Dutch-based professional publishing company; Credit Saison Co., Ltd., a Japanese credit card company; and Esprinet S.p.A., an Italian computer and electronics distributor.

FUND CHANGES

Our hurdle rate for new investments moved up during the period as almost all of the stocks in our portfolio fell further from our estimates of their intrinsic value. We added to many of the companies we already owned as the existing portfolio got cheaper. We also added new names to the portfolio as we found some compelling values amid the general decline in stock prices. Two of the purchases we made during the fiscal year were French catering company Sodexo and Finland-based mobile phone maker Nokia Corporation.

We exited our positions in CanWest Global Communications Corp., Galiform Plc, Heidelberger Druckmaschinen AG and Esprinet S.p.A.

REGION ALLOCATION

Region	9/30/2007	9/30/2008
Europe	55.5%	63.8%
Pacific Basin	19.4	14.2
Americas	10.3	10.7
Emerging Markets	8.7	6.3

As a percentage of total net assets.

ARTISAN MID CAP FUND (ARTMX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Mid Cap Fund uses a bottom-up investment process to construct a diversified portfolio of U.S. mid-cap growth companies. The Fund’s investment process focuses on two distinct areas – security selection and capital allocation. The investment team believes that adhering to this process increases the likelihood of delivering upside participation with downside protection.

Artisan’s Mid Cap Fund investment team attempts to identify companies that possess franchise characteristics that are selling at attractive valuations and benefiting from an accelerating profit cycle.

Franchise characteristics. These are characteristics that the team believes help to protect a company’s stream of cash flow from the effects of competition. The team looks for companies with at least two of the following characteristics: low cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name.

Attractive valuations. Through its own fundamental research, the team estimates the amount a private market buyer would pay to buy the entire company and considers whether to purchase a stock if it sells at a discount to that estimate.

Accelerating profit cycle. The team tries to invest in companies that are well positioned for long-term growth, at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the emerging profit cycle.

Based on the investment team’s fundamental analysis of a company’s profit cycle, portfolio holdings develop through three stages. GardenSM investments are small positions in the early part of their profit cycle that will warrant a more sizeable allocation once their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because they are moving through the strongest part of their profit cycle. HarvestSM investments are positions that are being reduced as they near the team’s estimate of full valuation or their profit cycle begins to decelerate.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (6/27/1997 to 9/30/2008)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2008)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan Mid Cap Fund	-22.47%	2.64%	7.61%	12.66%	13.84%
Russell MidCap® Growth Index	-24.65	-0.75	6.53	5.51	5.17
Russell MidCap® Index	-22.36	0.09	8.62	8.34	7.94

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 94 for a description of each index.

INVESTING ENVIRONMENT

During the fiscal year ended September 30, 2008, mid-cap stocks struggled along with the broader market as the Russell Midcap® Index declined -22.36%. The year was marked by weak economic conditions, volatile energy prices and a deep credit crisis. Value stocks outperformed growth names as the Russell Midcap® Growth Index fell -24.65%, while its value counterpart retreated -20.50%. Within the growth index, all sectors closed lower, with utilities, telecommunication services and consumer discretionary stocks down the most. Traditionally defensive sectors, such as consumer staples and healthcare, held up best, but also posted losses.

SECTOR DIVERSIFICATION

Sector	9/30/2007	9/30/2008
Consumer Discretionary	9.9%	7.7%
Consumer Staples	4.9	4.8
Energy	3.7	4.0
Financials	6.5	8.0
Healthcare	22.7	25.4
Industrials	13.1	14.9
Information Technology	31.1	28.5
Materials	1.3	1.6
Telecommunication Services	1.7	0.4
Utilities	—	2.0
Other assets less liabilities	5.1	2.7
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

The Fund held up better than the Russell Midcap® Growth Index and underperformed the Russell Midcap® Index as it returned
-22.47% for the fiscal year. Relative to the benchmarks, the Fund benefited most from our healthcare holdings, but security selection results were also strong in the industrials and materials sectors. Top performers within the healthcare sector included robotic surgery systems manufacturer Intuitive Surgical, Inc., biopharmaceutical company Celgene Corporation, radiation therapy systems provider Varian Medical Systems, Inc. and biopharmaceutical company ImClone Systems Incorporated. In the industrials sector, much of our performance advantage came from the construction and engineering industry with contracting services company Quanta Services, Inc., one of our top performers. Our success in the materials sectors was largely due to fertilizer producer The Mosaic Company.

The key sources of weakness compared to the benchmark were our relatively low weight in energy stocks and select holdings in the consumer staples and consumer discretionary sectors. Our underperformance in the consumer staples sector was driven mostly by a decline in alternative beverage producer Hansen Natural Corporation. Footwear company Crocs, Inc. and auto components manufacturer BorgWarner Inc. were among our worst performing consumer discretionary holdings.

FUND CHANGES

Our security selection process is focused on identifying companies that possess franchise characteristics and an attractive valuation that are benefiting from an accelerating profit cycle. Our transaction activity was not concentrated in any one sector. Our largest new positions included beauty product marketer Avon Products Inc., investment manager Invesco Ltd., and healthcare diagnostics developer Gen-Probe Incorporated. We also added capital to many existing positions, most notably to services provider Cerner Corporation and network infrastructure company Juniper Networks, Inc.

We funded our new purchases with sales from a broad range of sectors. Patterson Companies, Inc., McDermott International Inc., Applied Biosystems Inc. and NAVTEQ Corporation were all CropSM positions at the beginning of the fiscal year and were sold during the year. Ventana Medical Systems Inc. was the subject of a takeover by Swiss pharmaceutical and diagnostics company Roche Holding AG. The transaction was completed during the period.

ARTISAN MID CAP VALUE FUND (ARTQX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Mid Cap Value Fund uses a bottom-up investment process to construct a diversified portfolio of stocks of medium-sized U.S. companies that the investment team believes are undervalued, in solid financial condition and have attractive business economics. The team believes companies with these characteristics are less likely to experience eroding values over the long term.

Attractive valuation. The team values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that the team believes would be reasonable. The team generally will purchase a security if the stock price falls below or toward the lower end of that range.

Sound financial condition. The team favors companies with an acceptable level of debt and positive cash flow. At a minimum, the team tries to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interests of the companies’ shareholders.

Attractive business economics. The team favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

The Fund will generally not initiate a position in a company unless it has a market capitalization between $2 billion and $15 billion.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/28/2001 to 9/30/2008)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2008)

Fund / Index	1-Year	3-Year	5-Year	Since Inception
Artisan Mid Cap Value Fund	-11.16%	2.91%	12.65%	11.31%
Russell Midcap® Value Index	-20.50	0.51	9.97	8.73
Russell Midcap® Index	-22.36	0.09	8.62	6.97

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 94 for a description of each index.

INVESTING ENVIRONMENT

For the twelve-month period ended September 30, 2008, the Russell Midcap® Value and Russell Midcap® indices returned -20.50% and -22.36%, respectively. The first six months of the period were challenging as investors grappled with a slowing economy and continued stress in the capital markets, but the second half of the period got progressively worse as few areas of the market were able to avoid the turmoil and volatility driven by the financial crisis. In the Russell Midcap® Value Index, all sectors declined over the fiscal year. The telecommunications, technology, consumer discretionary and financials sectors all declined more than -28%. Areas of the market that held up better included the materials and energy sectors, which were buoyed in the first half of the period by rising commodity prices, and the traditionally defensive healthcare sector.

SECTOR DIVERSIFICATION

Sector	9/30/2007	9/30/2008
Consumer Discretionary	14.5%	18.3%
Consumer Staples	2.6	0.8
Energy	18.6	4.4
Financials	23.6	19.4
Healthcare	—	2.0
Industrials	12.2	27.6
Information Technology	18.7	20.5
Utilities	2.8	0.8
Other assets less liabilities	7.0	6.2
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

The Fund returned -11.16% during the twelve-month period ended September 30, 2008. Strong stock selection in the technology, consumer discretionary and industrials sectors added significant value to the Fund’s relative performance. We also benefited from strength among our energy holdings during the period. Our leading performers included Cimarex Energy Co., Pioneer Natural Resources Company, Mariner Energy, Inc., Ryder System, Inc., and Marvel Entertainment, Inc. A number of our weakest performers during the fiscal year were in the technology and financials sectors. Arrow Electronics, Inc. and Avnet, Inc. were among our biggest decliners in the technology sector, while MBIA Inc., The Student Loan Corporation and IndyMac Bancorp, Inc. were among our financial holdings that hurt performance.

FUND CHANGES

One of the biggest changes to the portfolio over the past twelve months was a decrease in our weight in the energy sector. Our reduced exposure to the energy sector was due in large part to our exit from our exploration and production companies in the latter half of the period. Pioneer Natural Resources, Cimarex Energy, Mariner Energy, Noble Energy, Inc. and St. Mary Land & Exploration Company were sold because their share prices were being supported by commodity prices that we believed were unsustainable. Other sales during the period included Broadridge Financial Solutions, Inc., which was sold as its share price reached our target selling range, and Zale Corporation, Leggett & Platt, Incorporated and Foot Locker, Inc., which we sold due to deteriorating fundamentals.

One positive outcome of the weak environment is the emergence of new investment opportunities. Some of our more recent purchases included electronic communications and avionics manufacturer Rockwell Collins, Inc., marketing and advertising firm Omnicom Group Inc., hard disk drive manufacturer Seagate Technology, home retail store Bed Bath & Beyond Inc., temporary staffing services provider Robert Half International Inc., department store operator Kohl’s Corporation, and apparel retailer Limited Brands, Inc. We were attracted to all of our new positions based on the key characteristics of our investment process.

ARTISAN OPPORTUNISTIC GROWTH FUND (ARTRX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Opportunistic Growth Fund uses a bottom-up investment process to construct a diversified portfolio of growth companies across a broad capitalization range. The Fund’s investment process focuses on two distinct areas – security selection and capital allocation. The investment team believes that adhering to this process increases the likelihood of delivering upside participation with downside protection.

Artisan’s Opportunistic Growth Fund investment team attempts to identify companies that possess franchise characteristics that are selling at attractive valuations and benefiting from an accelerating profit cycle.

Franchise characteristics. These are characteristics that the team believes help to protect a company’s stream of cash flow from the effects of competition. The team looks for companies with at least two of the following characteristics: low cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name.

Attractive valuations. Through its own fundamental research, the team estimates the amount a private market buyer would pay to buy the entire company and considers whether to purchase a stock if it sells at a discount to that estimate.

Accelerating profit cycle. The team tries to invest in companies that are well positioned for long-term growth, at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the emerging profit cycle.

Based on the investment team’s fundamental analysis of a company’s profit cycle, portfolio holdings develop through three stages. GardenSM investments are small positions in the early part of their profit cycle that will warrant a more sizeable allocation once their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because they are moving through the strongest part of their profit cycle. HarvestSM investments are positions that are being reduced as they near the team’s estimate of full valuation or their profit cycle begins to decelerate.

PERFORMANCE HISTORY

TOTAL RETURNS (as of 9/30/2008)

Fund / Index	Since(1) Inception
Artisan Opportunistic Growth Fund	-6.80%
Russell 1000® Growth Index	-4.18
Russell 1000® Index	-3.69

(1)	For the period from commencement of operations (September 22, 2008) through September 30, 2008; not annualized.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. The Fund’s return may vary greatly over short periods, and current performance may be materially lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The table above does not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The Fund’s performance information reflects Artisan Partners’ voluntary undertaking to limit the Fund’s expenses when they exceed 1.50%, which may be terminated at any time, has been in effect since the Fund’s inception and has had a material impact on the Fund’s performance, which would have been lower in its absence. In addition, the outside directors of Artisan Funds have waived that portion of their fees allocable to the Fund until September 30, 2009. Absent that expense waiver, the Fund’s performance would have been lower. See page 94 for a description of each index. The growth of an assumed $10,000 investment chart has been omitted due to the Fund’s short performance history, but will be included in the March 2009 semiannual report.

EXAMPLE HOLDING

Gamesa Corporacion Tecnologica, S.A. is a holding that we purchased at inception. Gamesa is a vertically integrated wind energy company. The firm is a leading manufacturer of wind turbines and also owns and develops wind farms around the globe.

Our investment thesis is summarized below.

Franchise Characteristics. Gamesa has a dominant market position as the second largest wind turbine manufacturer with approximately 15% global market share. The company possesses a global footprint and portfolio totaling 21,000 megawatts of installations.

Valuation. At our initial purchase, the private market value of Gamesa was driven by its current earnings power and the value of its growth opportunities within its existing franchise. At that time, Gamesa was trading at a price that we believe understated the value of the company’s earnings power and growth opportunities within its franchise.

Profit Cycle. Our investment thesis for Gamesa at the time of our initial purchase, was based on our belief that Gamesa is well-positioned to benefit from growing demand for wind power, a clean, scalable and cost competitive renewable energy source. All of the company’s 32 production sites are located in key growth markets – U.S., China and Spain. From our perspective, Gamesa has excellent earnings visibility over the next three years with an existing order book covering production capacity through 2010.

SECTOR DIVERSIFICATION

Sector	9/30/2008
Consumer Discretionary	6.4%
Consumer Staples	10.2
Energy	2.0
Financials	12.2
Healthcare	19.2
Industrials	10.2
Information Technology	31.3
Materials	1.9
Telecommunication Services	1.1
Other assets less liabilities	5.5
Total	100.0%

As a percentage of total net assets.

FLEXIBLE PORTFOLIO CONSTRUCTION

Artisan Opportunistic Growth Fund is structured to provide the investment team with broad flexibility to build a high value-added, bottom-up investment portfolio.

The Fund typically holds between 30 and 50 stocks. The Fund can invest up to 25% of its assets in non-U.S. securities. The Fund primarily invests in securities with market capitalizations greater than $3 billion at the time of purchase. The Fund can invest up to 15% of its assets in cash. The Fund’s maximum position size is 5% at the time of purchase in 75% of portfolio, but in the remaining 25% of portfolio the team can invest up to 10% of Fund assets at the time of purchase in a single position.

ARTISAN OPPORTUNISTIC VALUE FUND (ARTLX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Opportunistic Value Fund uses a bottom-up investment process to construct a diversified portfolio of stocks that the team believes are undervalued, in solid financial condition with attractive business economics and that offer the potential for superior risk/reward outcomes. The team believes companies with these characteristics are less likely to experience eroding values over the long term.

Attractive valuation. The team values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that the team believes would be reasonable. The team generally will purchase a security if the stock price falls below or toward the lower end of that range.

Sound financial condition. The team favors companies with an acceptable level of debt and positive cash flow. At a minimum, the team tries to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interest of the companies’ shareholders.

Attractive business economics. The team favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

The Fund will invest in U.S. companies with market capitalizations of at least $2 billion at the time of initial purchase, and may invest up to 25% of its net assets at market value at the time of purchase in non-U.S. securities.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/27/2006 to 9/30/2008)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2008)

Fund / Index	1-Year	Since Inception
Artisan Opportunistic Value Fund	-22.88%	-1.91%
Russell 1000® Value Index	-23.56	-2.88
Russell 1000® Index	-22.10	-2.51

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 94 for a description of each index.

INVESTING ENVIRONMENT

Stocks of all sizes suffered losses during the twelve-month period ended September 30, 2008. It was a challenging period as a slowing economy and continued stress in the capital markets weighed on the minds of investors. The environment got progressively worse in the second half of the fiscal year as the turmoil and volatility driven by the financial crisis reverberated across global markets. The Russell 1000® and Russell 1000® Value indices returned -22.10% and -23.56%, respectively, during the period. Weakness in the market was broad across sectors. Financials, telecommunications, industrials and consumer discretionary stocks were among the weakest performers with declines of more than -24%. In contrast, the traditionally defensive consumer staples and healthcare sectors held up the best in the weak market.

SECTOR DIVERSIFICATION

Sector	9/30/2007	9/30/2008
Consumer Discretionary	9.2%	11.9%
Consumer Staples	5.8	0.8
Energy	11.2	4.7
Financials	47.9	18.0
Healthcare	4.3	2.6
Industrials	3.5	13.8
Information Technology	13.9	44.0
Other assets less liabilities	4.2	4.2
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

Artisan Opportunistic Value Fund is constructed from the bottom up without concern for the characteristics of a benchmark, so the success of our security selection is the primary driver of portfolio returns. For the twelve-month period ended September 30, 2008, the Fund returned -22.88%. Our strongest positive contributors to performance included Apache Corporation, Tenaris S.A., Wal-Mart Stores, Inc., Berkshire Hathaway Inc., Comcast Corporation and Kohl’s Corporation. The Fund’s largest decliners were concentrated in the financials and technology sectors. They included insurance provider American International Group, Inc., banking and financial services provider Wachovia Corporation, commercial and investment banking firm Barclays PLC, mobile phone operator Nokia Corporation, hard disk drive manufacturer Seagate Technology Inc. and electronic components manufacturer Avnet, Inc.

FUND CHANGES

Two of the most notable changes in the portfolio over the past twelve months were in the financials and technology sectors. Our overall weight in the financials sector fell from nearly 48% twelve months ago to approximately 18% as of September 30, 2008. We sold several holdings and trimmed a few others. Our sales in this area included BNP Paribas, Barclays PLC, Wachovia Corp., Bank of America Corporation and American International Group, Inc.

Consistent with our process, we often find opportunities in the downtrodden, unloved areas of the market. From time to time, these opportunities will cluster, and they did so in the technology sector over the past twelve months. We ended the period with a 44% weight in the technology sector, up from approximately 14% twelve months ago. The increase in our exposure was due to a combination of increasing some of our existing positions and adding a few new ones to the mix. The new additions were Corning Incorporated, Texas Instruments Incorporated, Arrow Electronics, Inc., Cisco Systems, Inc., and Hewlett-Packard Company. We also added a few names to the portfolio in the industrials sector, including employment services provider Manpower Inc., commercial aircraft manufacturer The Boeing Company and electronic communications and avionics manufacturer Rockwell Collins, Inc.

ARTISAN SMALL CAP FUND (ARTSX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Small Cap Fund uses a bottom-up investment process to construct a diversified portfolio of U.S. small-cap growth companies.

Competitive advantages. A sustainable competitive advantage is critical to producing above-average growth and profitability. Identifying the source of a company’s competitive advantage lends confidence to the team’s assessment of intrinsic value.

Return on invested capital. The team believes that, over time, a company with improving returns on its invested capital will be rewarded with a higher valuation. The team determines how much capital investment is needed to achieve a company’s continued growth and analyzes management’s ability to use that capital in the most effective way to support that growth.

Intrinsic value. The team estimates a company’s intrinsic value—the value it thinks a buyer would pay to buy the entire company. The team bases its buy and sell targets for a company’s stock on its intrinsic value estimates.

The Fund will not initiate a position in a company unless it has a market capitalization between $300 million and $2.5 billion and meets the team’s standards for earnings growth and sustainable growth prospects.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/28/1995 to 9/30/2008)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2008)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan Small Cap Fund	-26.64%	-5.05%	4.85%	5.48%	6.64%
Russell 2000® Growth Index	-17.07	1.45	6.64	4.67	5.31
Russell 2000® Index	-14.48	1.83	8.15	7.81	8.78

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 94 for a description of each index.

INVESTING ENVIRONMENT

During the fiscal year ended September 30, 2008, small-cap stocks, as measured by the Russell 2000® Index, lost -14.48%. A weak economic backdrop, volatile energy prices and difficult conditions in the credit markets contributed to investor anxiety. The Russell 2000® Growth Index declined -17.07%. Within the Index, energy was the only sector to post a gain as the price of oil achieved record highs with a peak of $147 per barrel, before retreating late in the period. Utilities and consumer staples stocks held up relatively well. The benchmark’s principal sources of weakness were the telecommunication services, consumer discretionary, information technology and materials sectors, as each fell more than 20%.

SECTOR DIVERSIFICATION

Sector	9/30/2007	9/30/2008
Consumer Discretionary	16.1%	10.6%
Consumer Staples	2.1	2.7
Energy	5.3	7.1
Financials	10.0	5.4
Healthcare	17.4	18.0
Industrials	19.7	25.8
Information Technology	23.0	23.6
Materials	—	0.6
Telecommunication Services	0.7	0.7
Utilities	1.6	1.2
Other assets less liabilities	4.1	4.3
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

The Fund returned -26.64% this period, underperforming the Russell 2000® and Russell 2000® Growth indices. Our overall return was hindered primarily by the negative returns of select holdings in the industrials and information technology sectors. Our list of underperformers in the industrials sector included low-fare airliner AirTran Holdings, Inc., aviation products and service provider AAR CORP., metal parts manufacturer Ladish Co. Inc., and The GEO Group, Inc., a correctional facilities operator. In the information technology sector, performance was held back by enterprise wireless systems provider Aruba Networks, Inc., GPS technology supplier SiRF Technology Holdings, Inc., and Global Cash Access Holdings, Inc., a provider of cash access products to the gaming industry.

This period’s top performers came from various sectors. W-H Energy Services, Inc. and LifeCell Corporation were beneficiaries of premium takeout offers. Other winners included contract research organization ICON PLC, trucking company Old Dominion Freight Line, Inc., boutique investment bank Greenhill & Co., Inc., and employee spend management software company Concur Technologies, Inc.

FUND CHANGES

The high volatility of the period created many new purchase opportunities. We invested in a number of positions that met our security selection criteria. Our largest purchases were Omniture, Inc., an online business analytics company, Psychiatric Solutions, Inc., a behavioral healthcare services provider, Healthcare Services Group Inc., which provides housekeeping, laundry, linen and food services to the healthcare industry, and Aegean Marine Petroleum Network Inc., a ship refueling services company.

We funded our purchases in part with the sale of previously mentioned SiRF Technology Holdings, Inc. The Advisory Board Company, National Financial Partners Corp., Bright Horizons Family Solutions, Inc., optionsXpress Holdings, Inc. and ACI Worldwide, Inc. were also sold during the period.

ARTISAN SMALL CAP VALUE FUND (ARTVX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Small Cap Value Fund uses a bottom-up investment process to construct a diversified portfolio of small-cap U.S. companies that the team believes are undervalued, in solid financial condition and have attractive business economics. The team believes companies with these characteristics are less likely to experience eroding values over the long term.

Attractive valuation. The team values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that the team believes would be reasonable. The team generally will purchase a security if the stock price falls below or toward the lower end of that range.

Sound financial condition. The team favors companies with an acceptable level of debt and positive cash flow. At a minimum, the team tries to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interest of the companies’ shareholders.

Attractive business economics. The team favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

The Fund will not initiate a position in a company unless it has a market capitalization below $2 billion.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (9/29/1997 to 9/30/2008)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2008)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan Small Cap Value Fund	-5.77%	4.10%	12.55%	13.32%	11.06%
Russell 2000® Value Index	-12.25	2.00	9.45	10.14	7.87
Russell 2000® Index	-14.48	1.83	8.15	7.81	5.09

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 94 for a description of each index.

INVESTING ENVIRONMENT

For the twelve-month period ended September 30, 2008, the Russell 2000® Value and Russell 2000® indices returned -12.25% and
-14.48%, respectively. The first six months of the fiscal year were challenging as investors grappled with a slowing economy and continued stress in the capital markets, but the second half of the period got progressively worse as few areas of the market were able to avoid the turmoil and volatility driven by the financial crisis. In the Russell 2000® Value Index, most sectors declined over the fiscal year. The technology, consumer discretionary and telecommunications sectors were the worst performing sectors, with declines of more than -23%. The energy sector posted a small gain as stocks in this sector were buoyed in the first half of the fiscal year by rising commodity prices. The utilities sector also held up relatively well during the period.

SECTOR DIVERSIFICATION

Sector	9/30/2007	9/30/2008
Consumer Discretionary	15.2%	13.1%
Consumer Staples	1.5	3.1
Energy	17.4	6.3
Financials	11.0	11.8
Healthcare	7.7	5.6
Industrials	11.2	20.3
Information Technology	24.7	28.1
Materials	3.0	2.3
Telecommunication Services	0.4	—
Utilities	5.1	3.2
Other assets less liabilities	2.8	6.2
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

The Fund returned -5.77% for the twelve-month period ended September 30, 2008. Strong stock selection was the primary reason for our outperformance relative to the Russell 2000® Value Index. The Fund mainly benefited from its holdings in the energy and industrials sectors, and also from a few select consumer discretionary stocks. Our leading gainers during the fiscal year included Cimarex Energy Co., Comstock Resources, Inc. and Mariner Energy, Inc., The Genlyte Group Incorporated, EMCOR Group, Inc. and Rent-A-Center, Inc. The largest negative impact to the portfolio over the period was the technology sector, where our outsized position in the semiconductor and semiconductor-equipment industry hurt relative performance. Several of our holdings in this industry suffered declines during the fiscal year, including Ultra Clean Holdings, Inc., Entegris, Inc., ATMI, Inc., Rudolph Technologies, Inc. and Standard Microsystems Corporation. We also experienced weakness in Orbotech, Ltd.

FUND CHANGES

One of the biggest changes to the portfolio over the past twelve months was a decrease in our weight in the energy sector due in large part to our exit from our exploration and production companies in the latter half of the period. Cimarex Energy Co., Mariner Energy, Co., Comstock Resources, Inc., Rosetta Resources Inc., and St. Mary Land & Exploration Company were sold when their share prices began to reflect earnings from commodity prices that we believed were unsustainable.

One positive outcome of the weak environment is the emergence of new investment opportunities. Some of our more recent purchases included program management and consulting services provider MAXIMUS, Inc., publishing and broadcasting firm Meredith Corporation, specialty chemical manufacturer H.B. Fuller Company, civil construction and transportation contractor Granite Construction Incorporated and motorsports track operator International Speedway Corporation. We reestablished positions in a few former holdings, including Universal Corporation, Sensient Technologies Corporation and Regal-Beloit Corporation. We were attracted to our new positions based on the key characteristics of our investment process: attractive valuation, sound financial condition and attractive business economics.

ARTISAN GLOBAL VALUE FUND

Schedule of Investments – September 30, 2008

	Shares Held	Value

COMMON AND PREFERRED STOCKS - 96.0%

FINLAND - 1.6%
Nokia Corporation (DR)	8,366	$156,026

FRANCE - 3.6%
Neopost SA(1)	1,111	104,596
Sanofi-Aventis(1)	1,378	90,578
Societe Television Francaise 1(1)	5,218	92,324
Sodexo(1)	963	57,064

		344,562
HONG KONG - 2.0%
Guoco Group Limited(1)	21,850	186,719

JAPAN - 5.2%
Credit Saison Co., Ltd.(1)	11,400	185,456
SANKYO CO., LTD.(1)	2,148	109,552
Sekisui House, Ltd.(1)	22,450	206,130

		501,138
KOREA - 1.9%
SK Telecom Co., Ltd. (DR)	9,435	177,567

MEXICO - 1.1%
Grupo Modelo, S.A. de C.V., Series C	25,912	110,173

NETHERLANDS - 3.7%
Wolters Kluwer NV(1)	17,296	352,562

SWITZERLAND - 12.2%
Adecco SA(1)	5,390	235,513
Novartis AG(1)	10,707	560,034
Panalpina Welttransport Holding AG(1)	1,743	115,344
Pargesa Holding SA(1)	3,007	256,516

		1,167,407
UNITED KINGDOM - 17.4%
Cadbury PLC(1)	8,198	82,551
Cadbury PLC (DR)	1,054	43,151
Diageo plc(1)	14,433	244,322
Experian PLC(1)	58,339	386,837
Home Retail Group plc(1)	60,070	255,672
Signet Jewelers Ltd.	15,204	355,450
Unilever plc (DR)	11,033	300,208

		1,668,191
UNITED STATES - 47.3%
American Express Company	9,042	320,358

	Shares Held	Value

UNITED STATES (CONTINUED)
Arch Capital Group Ltd., Series A Preferred, 8.00%	1,452	$29,476
Arch Capital Group Ltd. Series B Preferred, 7.875%	5,492	101,327
The Bank of New York Mellon Corporation	7,665	249,726
Cintas Corporation	10,917	313,427
Dell Inc.(2)	13,033	214,784
International Speedway Corporation, Class A	7,580	294,938
Johnson & Johnson	6,691	463,552
Marsh & McLennan Companies, Inc.	16,648	528,740
Mattel, Inc.	11,029	198,963
Microsoft Corporation	16,104	429,816
Mohawk Industries, Inc.(2)	6,490	437,361
The Sherwin-Williams Company	3,398	194,230
Tyco Electronics Ltd.	5,632	155,781
Wal-Mart Stores, Inc.	3,538	211,891
WellPoint Inc.(2)	8,056	376,779

		4,521,149

Total common and preferred stocks (Cost $10,445,004)		9,185,494
	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 2.7%
Repurchase agreement with Fixed Income Clearing Corporation, 0.05%, dated 9/30/08, due 10/1/08, maturity value $252,000(3) (Cost $252,000)	$252,000	252,000

Total investments - 98.7% (Cost $10,697,004)		9,437,494

Other assets less liabilities - 1.3%		128,002

Total net assets - 100.0%(4)		$9,565,496

(1)	Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds. In total, securities valued at a fair value were $3,521,770 or 36.8% of total net assets.
(2)	Non-income producing security.
(3)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	4.50%	2/15/2036	$259,700

(4)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depository Receipt, voting rights may vary.

PORTFOLIO DIVERSIFICATION - September 30, 2008
	Value	Percentage of Total Net Assets
Consumer Discretionary	$2,554,246	26.7%
Consumer Staples	992,296	10.4
Financials	1,858,318	19.4
Healthcare	1,490,943	15.6
Industrials	1,051,121	11.0
Information Technology	1,061,003	11.1
Telecommunication Services	177,567	1.8

Total common and preferred stocks	9,185,494	96.0
Short-term investments	252,000	2.7

Total investments	9,437,494	98.7
Other assets less liabilities	128,002	1.3

Total net assets	$9,565,496	100.0%

CURRENCY EXPOSURE - September 30, 2008
	Value	Percentage of Total Investments
British pound	$1,324,832	14.0%
Euro	697,124	7.4
Hong Kong dollar	186,719	2.0
Japanese yen	501,138	5.3
Mexican peso	110,173	1.2
Swiss franc	1,167,407	12.4
US dollar	5,450,101	57.7

Total investments	$9,437,494	100.0%

TOP TEN HOLDINGS - September 30, 2008
Company Name	Country	Percentage of Total Net Assets
Novartis AG	Switzerland	5.9%
Marsh & McLennan Companies, Inc.	United States	5.5
Johnson & Johnson	United States	4.8
Mohawk Industries, Inc.	United States	4.6
Microsoft Corporation	United States	4.5
Experian PLC	United Kingdom	4.0
WellPoint Inc.	United States	3.9
Signet Jewelers Ltd.	United Kingdom	3.7
Wolters Kluwer NV	Netherlands	3.7
American Express Company	United States	3.3

Total		43.9%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

ARTISAN INTERNATIONAL FUND

Schedule of Investments – September 30, 2008

	Shares Held	Value

COMMON AND PREFERRED STOCKS - 94.2%

BELGIUM - 0.5%
Delhaize Group(1)	791,898	$46,147,043
Umicore(1)	514,070	15,958,763

		62,105,806
BRAZIL - 2.4%
Petroleo Brasileiro S.A., Preferred (DR)	3,618,266	135,395,514
Redecard SA	6,536,789	85,467,082
Vivo Participacoes S.A., Preferred (DR)(2)	13,449,768	55,682,039

		276,544,635
CANADA - 2.2%
Canadian Pacific Railway Limited	4,755,184	256,114,210

CHINA - 5.6%
Angang Steel Company Limited, H Shares(1)	32,269,187	29,519,853
China Construction Bank, H Shares(1)	227,217,200	150,814,211
China Life Insurance Co., Limited, H Shares(1)	37,784,900	139,893,346
China Merchants Holdings International Company Limited(1)	21,392,900	68,801,066
China Petroleum and Chemical Corporation, H Shares(1)	144,146,900	114,415,884
China Resources Land Limited(1)	109,479,100	114,941,811
Shanghai Electric Group Company Limited, Series H(1)(2)(3)	150,931,921	45,393,696

		663,779,867
FINLAND - 3.2%
Fortum Oyj(1)	11,122,431	375,268,008

FRANCE - 12.1%
Alstom, S.A.(1)	2,588,153	195,172,350
Bouygues SA(1)	3,998,062	182,316,700
Electricite de France(1)	4,455,105	322,811,220
LVMH Moet Hennessy Louis Vuitton SA(1)	2,630,185	232,237,725
Technip SA(1)	2,854,266	160,342,506
Vinci SA(1)	7,197,215	340,043,899

		1,432,924,400
GERMANY - 12.8%
Allianz SE(1)	1,010,749	139,010,853

	Shares Held	Value

GERMANY (CONTINUED)
Bayer AG(1)	5,545,201	$404,760,289
Daimler AG(1)	5,047,009	255,075,671
Fraport AG(1)	2,232,563	133,523,930
Linde AG(1)	2,550,125	273,477,747
Merck KGaA(1)	225,768	24,237,311
Wacker Chemie AG(1)	1,994,739	285,269,306

		1,515,355,107
HONG KONG - 3.7%
The Bank of East Asia, Ltd.(1)	27,342,500	85,285,655
Hutchison Whampoa Limited(1)	26,073,245	198,487,558
NWS Holdings Limited(1)	40,157,746	71,988,363
Sun Hung Kai Properties Limited(1)	7,853,234	80,636,241

		436,397,817
INDIA - 1.0%
Housing Development Finance Corporation Ltd.(1)	1,248,822	57,322,751
ICICI Bank Limited(1)	1,084,277	12,854,108
ICICI Bank Limited (DR)	1,853,652	43,597,895

		113,774,754
IRELAND - 0.5%
Elan Corporation plc (DR)(2)	5,405,458	57,676,237

ITALY - 2.2%
Fiat S.p.A.(1)	7,433,997	99,049,998
Intesa Sanpaolo(1)	28,661,783	156,457,590

		255,507,588
JAPAN - 11.3%
Credit Saison Co., Ltd.(1)	1,897,823	30,873,858
DENSO CORPORATION(1)	5,451,200	133,880,758
JAPAN TOBACCO INC.(1)	74,252	279,547,473
Jupiter Telecommunications Co., Ltd.(1)	79,412	57,215,870
Mitsubishi Estate Company Ltd.(1)	3,797,600	74,629,286
Mitsubishi UFJ Financial Group, Inc.(1)	21,009,100	182,120,253
Mitsui & Co., Ltd.(1)	12,373,103	152,890,420
Mitsui Fudosan Co., Ltd.(1)	4,603,601	88,627,267
Mizuho Financial Group, Inc.(1)	39,155	171,786,740
SUZUKI MOTOR CORPORATION(1)	8,736,450	162,231,166

		1,333,803,091
KOREA - 1.2%
NHN Corp.(1)(2)	1,104,272	142,374,509

LUXEMBOURG - 0.4%
RTL Group(1)	736,222	45,718,732

	Shares Held	Value

MEXICO - 0.5%
Grupo Modelo, S.A. de C.V., Series C	14,714,102	$62,561,674

NETHERLANDS - 2.6%
ASML Holding N.V.(1)	16,950,048	302,650,828

NORWAY - 3.6%
Acergy SA(1)	1,096,914	11,020,914
Orkla ASA(1)	16,442,189	151,115,876
SeaDrill Ltd.(1)	12,588,799	258,741,622

		420,878,412
QATAR - 0.5%
Industries Qatar	1,406,183	55,103,545
Industries Qatar, Equity Linked Security, 144A(1)(4)(5)	222,077	8,703,198

		63,806,743
RUSSIA - 4.1%
Gazprom (DR)(1)	8,479,286	272,487,477
LUKOIL (DR)(1)	1,972,700	118,760,422
Novorossiysk Sea Trade Port (DR)(1)	87,150	558,208
RAO Unified Energy System, Equity Linked Security, 144A(1)(4)(5)(6)	2,065,483	96,148,234

		487,954,341
SOUTH AFRICA - 0.5%
Naspers Limited(1)	2,962,546	58,588,590

SPAIN - 5.2%
Gamesa Corporacion Tecnologica, S.A.(1)	3,164,078	108,692,129
Iberdrola S.A.(1)	5,401,279	55,208,666
Industria de Diseno Textil, S.A.(1)	3,126,622	133,379,738
Telefonica S.A.(1)	13,178,652	315,040,800

		612,321,333
SWEDEN - 0.3%
SSAB Svenskt Stal AB, Series A(1)	2,038,041	32,498,695

SWITZERLAND - 9.8%
Adecco SA(1)	2,042,657	89,252,942
Holcim Ltd.(1)	3,157,782	231,057,336
Nestle SA(1)	9,137,346	395,209,047
Roche Holding AG(1)	404,147	63,102,472
Roche Holding AG - Genussscheine(1)(4)	2,448,230	381,647,046

		1,160,268,843
TAIWAN - 0.2%
Taiwan Semiconductor Manufacturing Company Ltd. (DR)(4)	2,988,809	28,005,140

	Shares Held	Value

UNITED KINGDOM - 7.8%
Cadbury PLC(1)	13,609,068	$137,039,362
Kingfisher PLC(1)	31,418,061	74,498,145
Lloyds TSB Group plc(1)	36,473,033	151,719,497
National Grid PLC(1)	20,137,580	255,844,292
Next Plc(1)	3,778,934	69,297,008
Tesco plc(1)	7,889,507	54,867,222
William Morrison Supermarkets PLC(1)	39,227,825	182,089,550

		925,355,076

Total common and preferred stocks (Cost $12,403,463,800)		11,122,234,436
	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 5.2%
Repurchase agreement with Fixed Income Clearing Corporation, 0.05%, dated 9/30/08, due 10/1/08, maturity value $609,594,847(7) (Cost $609,594,000)	$609,594,000	609,594,000

Total investments - 99.4% (Cost $13,013,057,800)		11,731,828,436

Other assets less liabilities - 0.6%		71,901,944

Total net assets - 100.0%(8)		$11,803,730,380

(1)

Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds. In total, securities valued at a fair value were $10,342,631,100 or 87.6% of total net assets.

(2)	Non-income producing security.
(3)	Affiliated company as defined by the Investment Company Act of 1940. See Note (6) in Notes to Financial Statements.
(4)	Non-voting shares.
(5)

Security is an equity-linked participation certificate issued by Merrill Lynch. As described in Note 2(h) in Notes to Financial Statements, equity-linked participation certificates are subject to counterparty risk with respect to the bank or broker-dealer that issues them.

(6)	Security has been determined to be illiquid under procedures established by the board of directors.
(7)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bill		7/30/2009	$310,790,938
U.S. Treasury Bond	2.675%	5/31/2010	168,804,525
U.S. Treasury Bond	2.125	1/31/2010	141,985,800
U.S. Treasury Bond	4.750	2/28/2009	213,675

			621,794,938

(8)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depository Receipt, voting rights may vary.

PORTFOLIO DIVERSIFICATION - September 30, 2008
	Value	Percentage of Total Net Assets
Consumer Discretionary	$1,321,173,401	11.2%
Consumer Staples	1,157,461,371	9.8
Energy	1,071,164,339	9.1
Financials	1,680,571,362	14.2
Healthcare	931,423,355	7.9
Industrials	2,058,158,090	17.4
Information Technology	558,497,559	4.7
Materials	867,781,700	7.4
Telecommunication Services	370,722,839	3.1
Utilities	1,105,280,420	9.4

Total common and preferred stocks	11,122,234,436	94.2
Short-term investments	609,594,000	5.2

Total investments	11,731,828,436	99.4
Other assets less liabilities	71,901,944	0.6

Total net assets	$11,803,730,380	100.0%

CURRENCY EXPOSURE - September 30, 2008
	Value	Percentage of Total Investments
Brazilian real	$85,467,082	0.7%
British pound	925,355,076	7.9
Euro	4,601,851,802	39.2
Hong Kong dollar	1,100,177,684	9.4
Indian rupee	70,176,859	0.6
Japanese yen	1,333,803,091	11.4
Korean won	142,374,509	1.2
Mexican peso	62,561,674	0.5
Norwegian krone	420,878,412	3.6
Qatari riyal	55,103,545	0.5
South African rand	58,588,590	0.5
Swedish krona	32,498,695	0.3
Swiss franc	1,160,268,843	9.9
US dollar	1,682,722,574	14.3

Total investments	$11,731,828,436	100.0%

TOP TEN HOLDINGS - September 30, 2008
Company Name	Country	Percentage of Total Net Assets
Roche Holding AG	Switzerland	3.8%
Bayer AG	Germany	3.4
Nestle SA	Switzerland	3.3
Fortum Oyj	Finland	3.2
Vinci SA	France	2.9
Electricite de France	France	2.7
Telefonica S.A.	Spain	2.7
ASML Holding N.V.	Netherlands	2.6
Wacker Chemie AG	Germany	2.4
JAPAN TOBACCO INC.	Japan	2.4

Total		29.4%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN INTERNATIONAL SMALL CAP FUND

Schedule of Investments – September 30, 2008

	Shares Held	Value

COMMON STOCKS - 88.2%

AUSTRIA - 2.0%
Flughafen Wien AG(1)	185,895	$11,718,591
Wienerberger AG(1)	120,409	3,272,875

		14,991,466
CANADA - 1.1%
Great Canadian Gaming Corporation(2)	1,335,664	7,969,431

CHINA - 5.7%
China Everbright International Limited(1)	26,438,700	4,388,919
China Everbright Limited(1)	5,308,600	8,316,950
China National Building Material Company Ltd., H Shares(1)	5,510,000	6,384,287
Hengan International Group Company Limited(1)	4,934,900	14,085,924
New World Department Store China(1)(2)	1,128,000	618,698
Tian An China Investments Company Limited(1)	20,932,480	7,790,910
Tian An China Investments Company Limited Warrants(1)(2)(3)(5)	1,877,080	2,921

		41,588,609
DENMARK - 0.6%
TK Development A/S(1)(2)	791,313	4,268,078

EGYPT - 4.7%
Commercial International Bank (DR)(1)	3,106,995	20,051,579
Eastern Tobacco(1)	295,593	14,675,724

		34,727,303
FRANCE - 1.5%
Guyenne et Gascogne SA(1)	119,377	10,652,940

GERMANY - 16.1%
Aixtron AG(1)	1,040,772	6,112,174
C.A.T. oil AG(1)(2)	304,049	1,423,769
KWS Saat AG(1)	173,828	22,960,477
Praktiker Bau- und Heimwerkermaerkte Holding AG(1)	1,673,818	15,545,610
Vossloh AG(1)	296,606	30,524,471
Wacker Construction Equipment AG(1)	697,819	6,646,313
Wirecard AG(1)(2)	4,821,666	34,973,308

		118,186,122
GREECE - 1.2%
Hellenic Exchanges S.A.(1)	755,108	8,838,645

	Shares Held	Value

HONG KONG - 8.6%
Cafe De Coral Holdings Limited(1)	4,358,000	$7,603,590
Hong Kong Exchanges & Clearing Limited(1)	1,031,800	12,822,065
I.T. Ltd.(1)	37,840,000	4,634,722
Industrial and Commercial Bank of China (Asia) Limited(1)	13,523,000	24,540,517
Industrial and Commercial Bank of China (Asia) Limited Warrants(1)(2)(3)	591,222	1,542
Kowloon Development Company Limited(1)	7,965,900	7,153,131
Sun Hung Kai & Co. Limited(1)	8,497,000	3,904,674
Town Health International Holdings Company Limited(1)(2)	443,900,000	2,253,272

		62,913,513
ITALY - 11.9%
Ansaldo STS SpA(1)	2,540,450	36,108,114
Davide Campari-Milano S.p.A.(1)	1,950,637	15,922,659
Socotherm S.p.A.(1)(2)	1,144,547	4,506,018
Spazio Investment NV(1)(4)	1,600,055	19,013,051
Tod’s S.p.A.(1)	231,935	11,591,154

		87,140,996
JAPAN - 0.8%
USJ Co., Ltd.(1)	10,377	5,807,263

KOREA - 5.2%
Gmarket Inc. (DR)(2)	1,359,019	31,583,602
Kangwon Land Inc.(1)	534,356	6,471,868

		38,055,470
MALAYSIA - 1.1%
Bursa Malaysia Bhd(1)	4,104,800	7,678,575

MEXICO - 1.8%
Empresas ICA S.A.B. de C.V.(2)	4,427,350	12,873,381

NETHERLANDS - 2.2%
Advanced Metallurgical Group NV(1)(2)	230,723	9,483,990
SBM Offshore NV(1)	319,898	6,888,122

		16,372,112
NORWAY - 2.5%
SeaDrill Ltd.(1)	906,530	18,632,202

OMAN - 1.2%
Bank Muscat SAOG (DR)(1)	455,985	5,471,820
Bank Muscat SAOG, Reg S (DR)	267,159	3,205,908

		8,677,728

	Shares Held	Value

PORTUGAL - 0.5%
CIMPOR-Cimentos de Portugal, SGPS, SA(1)	564,221	$3,620,278

SINGAPORE - 2.9%
Fraser & Neave Limited(1)	2,783,900	6,986,241
Jaya Holdings Limited(1)	10,971,200	7,860,735
SIA Engineering Company(1)	4,214,200	6,684,275

		21,531,251
SWEDEN - 0.2%
KABE Husvagnar AB, Class B(1)	254,900	1,809,556

SWITZERLAND - 8.1%
Bank Sarasin & Cie AG, B Shares(1)	716,985	27,414,339
Banque Cantonale Vaudoise(1)	11,371	3,374,265
Schindler Holding AG, Participation Certificates(1)(3)	319,396	19,087,994
Straumann Holding AG(1)	33,588	9,220,421

		59,097,019
TURKEY - 5.1%
Coca-Cola Icecek AS (Unit)(1)	4,622,033	37,448,075

UNITED KINGDOM - 3.2%
Intertek Group plc(1)	255,071	3,836,020
Robert Walters plc(1)	3,236,209	6,241,266
Sibir Energy PLC(1)(2)	1,891,177	13,103,602

		23,180,888

Total common stocks (Cost $751,796,137)		646,060,901
	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 10.8%
Repurchase agreement with Fixed Income Clearing Corporation, 0.05%, dated 9/30/08, due 10/1/08, maturity value $79,278,110(6) (Cost $79,278,000)	$79,278,000	79,278,000

Total investments - 99.0% (Cost $831,074,137)		725,338,901

Other assets less liabilities - 1.0%		7,067,100

Total net assets - 100.0%(7)		$732,406,001

(1)	Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds. In total, securities valued at a fair value were $590,428,579 or 80.6% of total net assets.
(2)	Non-income producing security.
(3)	Non-voting shares.
(4)	Affiliated company as defined by the Investment Company Act of 1940. See Note (6) in Notes to Financial Statements.
(5)	Security has been determined to be illiquid under procedures established by the board of directors.
(6)	Collateralized by:

Issuer	Maturity	Value
U.S. Treasury Bill	7/2/2009	$80,866,375

(7)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depository Receipt, voting rights may vary.

PORTFOLIO DIVERSIFICATION - September 30, 2008
	Value	Percentage of Total Net Assets
Consumer Discretionary	$62,051,892	8.5%
Consumer Staples	115,745,799	15.8
Energy	44,553,713	6.1
Financials	163,848,970	22.4
Healthcare	11,473,693	1.6
Industrials	156,229,195	21.3
Information Technology	72,669,084	9.9
Materials	19,488,555	2.6

Total common stocks	646,060,901	88.2
Short-term investments	79,278,000	10.8

Total investments	725,338,901	99.0
Other assets less liabilities	7,067,100	1.0

Total net assets	$732,406,001	100.0%

CURRENCY EXPOSURE - September 30, 2008
	Value	Percentage of Total Investments
British pound	$23,180,888	3.2%
Canadian dollar	7,969,431	1.1
Danish krone	4,268,078	0.6
Egyptian pound	14,675,724	2.0
Euro	259,802,559	35.8
Hong Kong dollar	104,502,122	14.4
Japanese yen	5,807,263	0.8
Korean won	6,471,868	0.9
Malaysian ringgit	7,678,575	1.1
Mexican peso	12,873,381	1.8
Norwegian krone	18,632,202	2.6
Singapore dollar	21,531,251	3.0
Swedish krona	1,809,556	0.2
Swiss franc	59,097,019	8.1
Turkish lira	37,448,075	5.2
US dollar	139,590,909	19.2

Total investments	$725,338,901	100.0%

TOP TEN HOLDINGS - September 30, 2008
Company Name	Country	Percentage of Total Net Assets
Coca-Cola Icecek AS	Turkey	5.1%
Ansaldo STS SpA	Italy	4.9
Wirecard AG	Germany	4.8
Gmarket Inc.	Korea	4.3
Vossloh AG	Germany	4.2
Bank Sarasin & Cie AG	Switzerland	3.7
Industrial and Commercial Bank of China (Asia) Limited	Hong Kong	3.4
KWS Saat AG	Germany	3.1
Commercial International Bank	Egypt	2.7
Schindler Holding AG	Switzerland	2.6

Total		38.8%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN INTERNATIONAL VALUE FUND

Schedule of Investments – September 30, 2008

	Shares Held	Value

COMMON STOCKS - 95.0%

FINLAND - 1.1%
Nokia Corporation (DR)	691,671	$12,899,664

FRANCE - 11.1%
Gemalto NV(1)(2)	825,937	29,872,679
Neopost SA(1)	235,351	22,157,363
Sanofi-Aventis(1)	413,992	27,212,277
Societe Television Francaise 1(1)	2,143,799	37,930,899
Sodexo(1)	309,531	18,341,685

		135,514,903
GERMANY - 1.0%
Pfeiffer Vacuum Technology AG(1)	149,681	11,986,107

HONG KONG - 2.0%
Guoco Group Limited(1)	2,872,900	24,550,283

IRELAND - 0.6%
Ryanair Holdings PLC, Equity-Linked Security, 144A(1)(2)(4)	2,231,800	7,250,167

JAPAN - 12.2%
Credit Saison Co., Ltd.(1)	2,433,169	39,582,887
MEITEC CORPORATION(1)	1,273,695	34,095,888
SANKYO CO., LTD.(1)	319,387	16,289,286
SEINO HOLDINGS CO., LTD.(1)	1,048,800	4,941,667
Sekisui House, Ltd.(1)	3,858,700	35,429,649
UNICHARM CORPORATION(1)	226,400	17,366,778

		147,706,155
KOREA - 2.9%
Lotte Chilsung Beverage Co., Ltd.(1)	10,323	7,579,987
Samsung Electronics Co., Ltd.(1)	19,336	8,903,730
SK Telecom Co., Ltd. (DR)	1,030,178	19,387,950

		35,871,667
MEXICO - 3.4%
Grupo Modelo, S.A. de C.V., Series C	2,934,581	12,477,302
Kimberly-Clark de Mexico, S.A. de C.V., Class A	6,708,872	29,138,337

		41,615,639
NETHERLANDS - 4.4%
Wolters Kluwer NV(1)	2,654,482	54,109,025

SWITZERLAND - 17.4%
Adecco SA(1)	837,982	36,615,231
Givaudan SA(1)	32,577	27,014,611
Novartis AG(1)	1,465,900	76,674,454

	Shares Held	Value

SWITZERLAND (CONTINUED)
Panalpina Welttransport Holding AG(1)	444,229	$29,397,192
Pargesa Holding SA(1)	403,982	34,462,240
Tamedia AG(1)	70,228	6,973,600

		211,137,328
UNITED KINGDOM - 28.2%
Benfield Group Plc(1)(3)	11,241,209	66,922,543
Cadbury PLC(1)	2,107,947	21,226,414
Carpetright PLC(1)	1,088,402	11,804,281
Diageo plc(1)	2,051,297	34,724,360
Experian PLC(1)	8,947,268	59,327,950
Home Retail Group plc(1)	5,843,614	24,871,833
Lancashire Holdings Ltd(1)	2,897,486	15,859,421
Rightmove PLC(1)	1,143,024	5,226,536
Savills Plc(1)	1,458,324	6,856,952
Signet Jewelers Ltd.	2,342,442	54,763,328
Unilever plc (DR)	1,302,339	35,436,644
Vitec Group PLC(1)	859,067	5,374,961

		342,395,223
UNITED STATES - 10.7%
Arch Capital Group Ltd.(2)	297,930	21,757,828
Covidien Ltd.	1,117,505	60,077,069
Tyco Electronics Ltd.	959,457	26,538,581
Willis Group Holdings Limited	667,830	21,544,196

		129,917,674

Total common stocks (Cost $1,264,483,409)		1,154,953,835

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 5.7%
Repurchase agreement with Fixed Income Clearing Corporation, 0.05%, dated 9/30/08, due 10/1/08, maturity value $68,665,095(5) (Cost $68,665,000)	$68,665,000	68,665,000

Total investments - 100.7% (Cost $1,333,148,409)		1,223,618,835

Other assets less liabilities - (0.7%)		(8,095,493)

Total net assets - 100.0%(6)		$1,215,523,342

(1)	Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds. In total, securities valued at a fair value were $860,932,936 or 70.8% of total net assets.
(2)	Non-income producing security.
(3)	Affiliated company as defined by the Investment Company Act of 1940. See Note (6) in Notes to Financial Statements.
(4)

Security is an equity-linked participation certificate issued by HSBC Bank plc. As described in Note 2(h) in Notes to Financial Statements, equity-linked participation certificates are subject to counterparty risk with respect to the bank or broker-dealer that issues them.

(5)	Collateralized by:

Issuer	Maturity	Value
U.S. Treasury Bill	7/30/2009	$70,038,438

(6)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depository Receipt, voting rights may vary.

PORTFOLIO DIVERSIFICATION - September 30, 2008
	Value	Percentage of Total Net Assets
Consumer Discretionary	$271,115,083	22.3%
Consumer Staples	157,949,822	13.0
Financials	231,536,350	19.0
Healthcare	163,963,800	13.5
Industrials	183,614,202	15.1
Information Technology	100,372,017	8.3
Materials	27,014,611	2.2
Telecommunication Services	19,387,950	1.6

Total common stocks	1,154,953,835	95.0
Short-term investments	68,665,000	5.7

Total investments	1,223,618,835	100.7
Other assets less liabilities	(8,095,493)	(0.7)

Total net assets	$1,215,523,342	100.0%

CURRENCY EXPOSURE - September 30, 2008
	Value	Percentage of Total Investments
British pound	$306,958,579	25.1%
Euro	201,610,035	16.5
Hong Kong dollar	24,550,283	2.0
Japanese yen	147,706,155	12.1
Korean won	16,483,717	1.3
Mexican peso	41,615,639	3.4
Swiss franc	211,137,328	17.2
US dollar	273,557,099	22.4

Total investments	$1,223,618,835	100.0%

TOP TEN HOLDINGS - September 30, 2008
Company Name	Country	Percentage of Total Net Assets
Novartis AG	Switzerland	6.3%
Benfield Group Plc	United Kingdom	5.5
Covidien Ltd.	United States	4.9
Experian PLC	United Kingdom	4.9
Signet Jewelers Ltd.	United Kingdom	4.5
Wolters Kluwer NV	Netherlands	4.5
Credit Saison Co., Ltd.	Japan	3.3
Societe Television Francaise 1	France	3.1
Adecco SA	Switzerland	3.0
Unilever plc	United Kingdom	2.9

Total		42.9%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

FORWARD CURRENCY CONTRACTS - September 30, 2008
Forward Currency	Transaction Type	Expiration Date	Cost on Origination Date	Value	Unrealized Depreciation
British Pound	Sell	12/4/08	$68,243,560	$68,627,497	$(383,937)

The accompanying notes are an integral part of the financial statements.

ARTISAN MID CAP FUND

Schedule of Investments – September 30, 2008

	Shares Held	Value

COMMON STOCKS - 97.3%

CONSUMER DISCRETIONARY - 7.7%
Auto Components - 2.9%
BorgWarner Inc.	2,400,351	$78,659,502
Johnson Controls, Inc.	1,466,000	44,463,780

		123,123,282
Distributors - 0.5%
LKQ Corporation(1)	1,399,019	23,741,352

Diversified Consumer Services - 0.3%
New Oriental Education & Technology Group Inc. (DR)(1)(2)	171,200	10,997,888

Hotels, Restaurants & Leisure - 1.1%
Panera Bread Company, Class A(1)	170,500	8,678,450
Starbucks Corporation(1)	609,658	9,065,614
Starwood Hotels & Resorts Worldwide, Inc.	980,500	27,591,270

		45,335,334
Internet & Catalog Retail - 0.5%
Amazon.com, Inc.(1)	290,822	21,160,209

Multiline Retail - 1.3%
Kohl’s Corporation(1)	1,199,700	55,282,176

Specialty Retail - 1.1%
Best Buy Co., Inc.	650,676	24,400,350
GameStop Corp.(1)	635,200	21,730,192

		46,130,542
CONSUMER STAPLES - 4.8%
Beverages - 1.3%
Hansen Natural Corporation(1)	1,878,300	56,818,575

Food Products - 0.8%
Bunge Limited	419,221	26,486,383
H.J. Heinz Company	116,400	5,816,508

		32,302,891
Personal Products - 2.7%
Avon Products, Inc.	2,536,064	105,424,180
Bare Escentuals, Inc.(1)	1,063,618	11,561,528

		116,985,708

	Shares Held	Value

ENERGY - 4.0%
Energy Equipment & Services - 3.5%
Dresser-Rand Group Inc.(1)	1,893,775	$59,597,099
Helix Energy Solutions Group, Inc.(1)	671,401	16,301,616
Smith International, Inc.	890,200	52,201,328
Weatherford International Ltd.(1)	852,644	21,435,470

		149,535,513
Oil, Gas & Consumable Fuels - 0.5%
Peabody Energy Corporation	452,300	20,353,500

FINANCIALS - 8.0%
Capital Markets - 2.8%
Affiliated Managers Group, Inc.(1)	492,356	40,791,695
Invesco Ltd.	3,690,230	77,421,025

		118,212,720
Commercial Banks - 0.8%
HDFC Bank Limited (DR)(2)	267,600	22,732,620
M&T Bank Corporation	139,100	12,414,675

		35,147,295
Consumer Finance - 1.3%
Discover Financial Services	3,473,000	47,996,860
SLM Corporation(1)	647,000	7,983,980

		55,980,840
Diversified Financial Services - 1.2%
CME Group Inc., Class A	136,125	50,571,799

Real Estate Management & Development - 1.6%
The St. Joe Company(1)	1,751,181	68,453,665

Thrifts & Mortgage Finance - 0.3%
New York Community Bancorp, Inc.	674,000	11,316,460

HEALTHCARE - 25.4%
Biotechnology - 2.4%
Celgene Corporation(1)	1,106,801	70,038,367
ImClone Systems Incorporated(1)	491,055	30,661,474

		100,699,841
Health Care Equipment & Supplies - 8.9%
C.R. Bard, Inc.	1,523,141	144,500,387

	Shares Held	Value

HEALTHCARE (CONTINUED)
Health Care Equipment & Supplies (Continued)
Gen-Probe Incorporated(1)	1,345,800	$71,394,690
Intuitive Surgical, Inc.(1)	180,656	43,534,483
Mindray Medical International Limited, Class A (DR)(2)	667,100	22,501,283
NuVasive, Inc.(1)	682,652	33,675,223
Varian Medical Systems, Inc.(1)	1,098,522	62,758,562

		378,364,628
Health Care Technology - 4.1%
Cerner Corporation(1)	3,973,247	177,365,746

Life Sciences Tools & Services - 5.0%
Thermo Fisher Scientific Inc.(1)	3,917,671	215,471,905

Pharmaceuticals - 5.0%
Allergan, Inc.	3,887,718	200,217,477
Shire Limited (DR)	272,000	12,988,000

		213,205,477
INDUSTRIALS - 14.9%
Aerospace & Defense - 2.1%
Hexcel Corporation(1)	1,650,615	22,596,919
Precision Castparts Corp.	862,322	67,933,727

		90,530,646
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc.	322,513	16,435,262
Expeditors International of Washington, Inc.	561,703	19,569,733

		36,004,995
Airlines - 0.5%
Southwest Airlines Co.	1,528,674	22,181,060

Construction & Engineering - 2.5%
Fluor Corporation	614,912	34,250,598
Quanta Services, Inc.(1)	2,464,916	66,577,381
URS Corporation(1)	143,300	5,254,811

		106,082,790
Electrical Equipment - 4.9%
Cooper Industries, Ltd.	2,381,404	95,137,090
First Solar, Inc.(1)	42,089	7,951,033
Roper Industries, Inc.	1,349,860	76,888,026
SunPower Corporation(1)	440,600	31,251,758

		211,227,907
Machinery - 2.8%
AGCO Corporation(1)	1,642,361	69,981,002
Cummins Inc.	202,600	8,857,672
Harsco Corporation	189,622	7,052,042
PACCAR Inc	889,100	33,954,729

		119,845,445

	Shares Held	Value

INDUSTRIALS (CONTINUED)
Professional Services - 1.3%
Robert Half International Inc.	2,236,500	$55,353,375

INFORMATION TECHNOLOGY - 28.5%
Communications Equipment - 2.7%
Juniper Networks, Inc.(1)	5,385,808	113,478,975

Computers & Peripherals - 2.0%
Intermec, Inc.(1)(3)	3,481,619	68,378,997
NetApp, Inc.(1)	987,787	18,007,357

		86,386,354
Electronic Equipment & Instruments - 1.4%
Itron, Inc.(1)	229,400	20,308,782
Molex Incorporated	977,700	21,949,365
Trimble Navigation Limited(1)	641,477	16,588,595

		58,846,742
Internet Software & Services - 0.5%
Ariba, Inc.(1)	688,700	9,731,331
VeriSign, Inc.(1)	410,420	10,703,754

		20,435,085
IT Services - 5.8%
Affiliated Computer Services, Inc.(1)	932,200	47,197,286
Cognizant Technology Solutions Corporation, Class A(1)	927,700	21,179,391
Paychex, Inc.	250,368	8,269,655
SRA International, Inc., Class A(1)	493,800	11,174,694
The Western Union Company	6,514,719	160,718,118

		248,539,144
Office Electronics - 0.5%
Zebra Technologies Corporation(1)	781,003	21,750,934

Semiconductors & Semiconductor Equipment - 6.5%
Analog Devices, Inc.	3,412,854	89,928,703
Broadcom Corporation, Class A(1)	4,635,080	86,351,540
Cree, Inc.(1)	1,713,000	39,022,140
MEMC Electronic Materials, Inc.(1)	458,400	12,954,384
NVIDIA Corporation(1)	4,429,083	47,435,479

		275,692,246
Software - 9.1%
Autodesk, Inc.(1)	1,422,200	47,714,810
Electronic Arts Inc.(1)	5,485,285	202,900,692
Intuit Inc.(1)	1,310,300	41,418,583
Mc Afee, Inc.(1)	704,600	23,928,216

	Shares Held	Value

INFORMATION TECHNOLOGY (CONTINUED)
Software (Continued)
Red Hat, Inc.(1)	3,391,195	$51,105,309
Shanda Interactive Entertainment Limited (DR)(1)(2)	814,000	20,797,700

		387,865,310
MATERIALS - 1.6%
Chemicals - 1.6%
Ecolab Inc.	507,400	24,619,048
The Mosaic Company	406,928	27,679,243
Olin Corporation	808,400	15,682,960

		67,981,251
TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
American Tower Corporation(1)	368,000	13,236,960
NII Holdings, Inc.(1)	156,155	5,921,398

		19,158,358
UTILITIES - 2.0%
Independent Power Producers & Energy Traders - 2.0%
Calpine Corporation(1)	5,143,000	66,859,000
Dynegy Inc.(1)	5,053,000	18,089,740

		84,948,740

Total common stocks (Cost $4,276,490,706)		4,152,866,703
	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 2.6%
Repurchase agreement with Fixed Income Clearing Corporation, 0.05%, dated 9/30/08, due 10/1/08, maturity value $112,027,156(4) (Cost $112,027,000)	$112,027,000	112,027,000

Total investments - 99.9% (Cost $4,388,517,706)		4,264,893,703

Other assets less liabilities - 0.1%		4,616,134

Total net assets - 100.0%(5)		$4,269,509,837

(1)	Non-income producing security.
(2)	The Fund considers the company to be from outside of the United States. See the Fund’s Statement of Additional Information for information on how a country is assigned.

Security	Country	Trading Currency
HDFC Bank Limited (DR)	India	US dollar
Mindray Medical International Limited, Class A (DR)	China	US dollar
New Oriental Education & Technology Group Inc. (DR)	China	US dollar
Shanda Interactive Entertainment Limited (DR)	China	US dollar

(3)	Affiliated company as defined by the Investment Company Act of 1940. See Note (6) in Notes to Financial Statements.
(4)	Collateralized by:

Issuer	Maturity	Value
U.S. Treasury Bill	7/2/2009	$1,347,938
U.S. Treasury Bill	7/30/2009	112,920,625

		114,268,563

(5)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depository Receipt, voting rights may vary.

TOP TEN HOLDINGS - September 30, 2008
Company Name	Country	Percentage of Total Net Assets
Thermo Fisher Scientific, Inc.	United States	5.0%
Electronic Arts Inc.	United States	4.8
Allergan, Inc.	United States	4.7
Cerner Corporation	United States	4.2
The Western Union Company	United States	3.8
C.R. Bard, Inc.	United States	3.4
Juniper Networks, Inc.	United States	2.7
Avon Products, Inc.	United States	2.5
Cooper Industries, Ltd.	United States	2.2
Analog Devices, Inc.	United States	2.1

Total		35.4%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN MID CAP VALUE FUND

Schedule of Investments – September 30, 2008

	Shares Held	Value

COMMON STOCKS - 93.8%

CONSUMER DISCRETIONARY - 18.3%
Automobiles - 2.1%
Thor Industries, Inc.(1)	2,682,100	$66,569,722

Household Durables - 3.0%
Mohawk Industries, Inc.(2)	1,437,800	96,893,342

Leisure Equipment & Products - 0.1%
Mattel, Inc.	209,000	3,770,360

Media - 4.6%
Marvel Entertainment, Inc.(2)	2,140,100	73,063,014
Omnicom Group Inc.	1,941,100	74,848,816

		147,911,830
Multiline Retail - 1.3%
Kohl’s Corporation(2)	923,500	42,554,880

Specialty Retail - 7.2%
AutoZone, Inc.(2)	497,700	61,386,318
Bed Bath & Beyond Inc.(2)	1,576,100	49,505,301
Limited Brands, Inc.	2,278,400	39,461,888
Rent-A-Center, Inc.(1)(2)	2,455,300	54,704,084
Williams-Sonoma, Inc.	1,786,200	28,900,716

		233,958,307
CONSUMER STAPLES - 0.8%
Food Products - 0.8%
Smithfield Foods, Inc.(2)	1,653,500	26,257,580

ENERGY - 4.4%
Energy Equipment & Services - 2.9%
BJ Services Company	2,095,900	40,094,567
Nabors Industries Ltd.(2)	2,167,800	54,021,576

		94,116,143
Oil, Gas & Consumable Fuels - 1.5%
Holly Corporation	1,625,800	47,018,136

FINANCIALS - 19.4%
Consumer Finance - 2.0%
The Student Loan Corporation	679,300	63,174,900

Insurance - 16.3%
Alleghany Corporation(2)	353,575	129,054,875

	Shares Held	Value

FINANCIALS (CONTINUED)
Insurance (Continued)
Allied World Assurance Company Holdings, Ltd	1,426,800	$50,679,936
Arch Capital Group Ltd.(2)	385,973	28,187,608
Brown & Brown, Inc.	5,046,600	109,107,492
Fidelity National Financial, Inc.	4,322,831	63,545,616
The Progressive Corporation	3,782,600	65,817,240
White Mountains Insurance Group, Ltd.	172,500	81,031,875

		527,424,642
Real Estate Investment Trusts (REITS) - 1.1%
Annaly Capital Management, Inc.	2,731,500	36,738,675

HEALTHCARE - 2.0%
Health Care Providers & Services - 2.0%
CIGNA Corporation	1,924,500	65,394,510

INDUSTRIALS - 27.6%
Aerospace & Defense - 3.6%
Rockwell Collins, Inc.	2,389,000	114,887,010

Commercial Services & Supplies - 2.0%
Cintas Corporation	2,283,900	65,570,769

Electrical Equipment - 7.5%
Acuity Brands, Inc.(1)	2,806,700	117,207,792
Hubbell Inc., Class B	1,498,600	52,525,930
Thomas & Betts Corporation(2)	1,880,200	73,459,414

		243,193,136
Machinery - 1.3%
Dover Corporation	1,034,100	41,932,755

Marine - 1.8%
Alexander & Baldwin, Inc.	1,321,700	58,194,451

Professional Services - 4.5%
Manpower Inc.	2,344,700	101,197,252
Robert Half International Inc.	1,797,300	44,483,175

		145,680,427
Road & Rail - 5.2%
Con-way Inc.(1)	2,001,900	88,303,809
Ryder System, Inc.	1,271,900	78,857,800

		167,161,609

	Shares Held	Value

INDUSTRIALS (CONTINUED)
Trading Companies & Distributors - 1.7%
GATX Corporation	1,343,800	$53,174,166

INFORMATION TECHNOLOGY - 20.5%
Computers & Peripherals - 1.8%
Seagate Technology	4,888,600	59,249,832

Electronic Equipment & Instruments - 9.2%
Arrow Electronics, Inc.(2)	3,334,600	87,433,212
Avnet, Inc.(2)	3,981,600	98,066,808
Ingram Micro Inc., Class A(2)	6,923,600	111,262,252

		296,762,272
IT Services - 3.4%
Hewitt Associates, Inc.(2)	774,200	28,211,848
SAIC, Inc.(2)	4,036,900	81,666,487

		109,878,335
Semiconductors & Semiconductor Equipment - 6.1%
Analog Devices, Inc.	3,058,100	80,580,935
Lam Research Corporation(2)	1,847,000	58,162,030
National Semiconductor Corporation	3,389,900	58,340,179

		197,083,144
UTILITIES - 0.8%
Multi-Utilities - 0.8%
TECO Energy, Inc.	1,719,900	27,054,027

Total common stocks (Cost $3,258,613,021)		3,031,604,960

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 5.8%
Repurchase agreement with Fixed Income Clearing Corporation, 0.05%, dated 9/30/08, due 10/1/08, maturity value $186,879,260(3) (Cost $186,879,000)	$186,879,000	186,879,000

Total investments - 99.6% (Cost $3,445,492,021)		3,218,483,960

Other assets less liabilities - 0.4%		12,978,091

Total net assets - 100.0%(4)		$3,231,462,051

(1)	Affiliated company as defined by the Investment Company Act of 1940. See Note (6) in Notes to Financial Statements.
(2)	Non-income producing security.
(3)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	8.875%	2/15/2019	$190,617,063

(4)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

TOP TEN HOLDINGS - September 30, 2008
Company Name	Country	Percentage of Total Net Assets
Alleghany Corporation	United States	4.0%
Acuity Brands, Inc.	United States	3.6
Rockwell Collins, Inc.	United States	3.6
Ingram Micro Inc.	United States	3.4
Brown & Brown, Inc.	United States	3.4
Manpower Inc.	United States	3.1
Avnet, Inc.	United States	3.0
Mohawk Industries, Inc.	United States	3.0
Con-way Inc.	United States	2.7
Arrow Electronics, Inc.	United States	2.7

Total		32.5%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN OPPORTUNISTIC GROWTH FUND

Schedule of Investments – September 30, 2008

	Shares Held	Value

COMMON STOCKS - 94.5%

CONSUMER DISCRETIONARY - 6.4%
Auto Components - 1.7%
BorgWarner Inc.	2,900	$95,033

Hotels, Restaurants & Leisure - 0.8%
Starwood Hotels & Resorts Worldwide, Inc.	1,700	47,838

Multiline Retail - 2.2%
Kohl’s Corporation(1)	1,300	59,904
Target Corporation	1,300	63,765

		123,669
Specialty Retail - 1.7%
Best Buy Co., Inc.	2,500	93,750

CONSUMER STAPLES - 10.2%
Food Products - 2.6%
Bunge Limited	1,500	94,770
H.J. Heinz Company	1,000	49,970

		144,740
Personal Products - 2.4%
Avon Products, Inc.	3,300	137,181

Tobacco - 5.2%
Philip Morris International Inc.(2)	6,136	295,142

ENERGY - 2.0%
Energy Equipment & Services - 2.0%
Smith International, Inc.	1,900	111,416

FINANCIALS - 12.2%
Capital Markets - 3.8%
Invesco Ltd.	10,400	218,192

Consumer Finance - 3.3%
Discover Financial Services	13,700	189,334

Diversified Financial Services - 5.1%
CME Group Inc., Class A	775	287,920

HEALTHCARE - 19.2%
Biotechnology - 2.4%
Celgene Corporation(1)	1,000	63,280
Genzyme Corporation(1)	900	72,801

		136,081

	Shares Held	Value

HEALTHCARE (CONTINUED)
Health Care Equipment & Supplies - 3.2%
C.R. Bard, Inc.	1,900	$180,253

Health Care Technology - 4.7%
Cerner Corporation(1)	6,000	267,840

Life Sciences Tools & Services - 4.8%
Thermo Fisher Scientific Inc.(1)	4,900	269,500

Pharmaceuticals - 4.1%
Allergan, Inc.	4,500	231,750

INDUSTRIALS - 10.2%
Aerospace & Defense - 1.3%
Precision Castparts Corp.	900	70,902

Electrical Equipment - 6.6%
Alstom, S.A.(3)(4)	800	60,328
Cooper Industries, Ltd.	2,500	99,875
First Solar, Inc.(1)	300	56,673
Gamesa Corporacion Tecnologica, S.A.(3)(4)	4,600	158,019

		374,895
Machinery - 2.3%
AGCO Corporation(1)	3,100	132,091

INFORMATION TECHNOLOGY - 31.3%
Communications Equipment - 9.3%
Cisco Systems, Inc.(1)	8,300	187,248
Corning Incorporated	8,700	136,068
QUALCOMM Incorporated	4,800	206,256

		529,572
IT Services - 4.4%
The Western Union Company	10,000	246,700

Semiconductors & Semiconductor Equipment - 3.5%
Analog Devices, Inc.	3,500	92,225
Broadcom Corporation, Class A(1)	5,800	108,054

		200,279
Software - 14.1%
Electronic Arts Inc.(1)	9,800	362,502
Microsoft Corporation	8,600	229,534
Oracle Corporation(1)	10,200	207,162

		799,198

	Shares Held	Value

MATERIALS - 1.9%
Chemicals - 1.9%
Monsanto Company	1,100	$108,878

TELECOMMUNICATION SERVICES - 1.1%
Wireless Telecommunication Services - 1.1%
America Movil SAB de C.V., Series L (DR)(4)	1,400	64,904

Total common stocks (Cost $5,744,314)		5,357,058

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 6.1%
Repurchase agreement with Fixed Income Clearing Corporation, 0.05%, dated 9/30/08, due 10/1/08, maturity value $344,000(5) (Cost $344,000)	$344,000	344,000

Total investments - 100.6% (Cost $6,088,314)		5,701,058

Other assets less liabilities - (0.6%)		(35,575)

Total net assets - 100.0%(6)		$5,665,483

(1)	Non-income producing security.
(2)	Non-voting shares.
(3)	Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds. In total, securities valued at a fair value were $218,347 or 3.9% of total net assets.
(4)	The Fund considers the company to be from outside of the United States. See the Fund’s Statement of Additional Information for information on how a country is assigned.

Security	Country	Trading Currency
Alstom, S.A.	France	Euro
America Movil SAB de C.V., Series L (DR)	Mexico	US dollar
Gamesa Corporacion Tecnologica, S.A.	Spain	Euro

(5)	Collateralized by:

Issuer	Maturity	Value
U.S. Treasury Bill	12/26/2008	$354,556

(6)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depository Receipt, voting rights may vary.

CURRENCY EXPOSURE - September 30, 2008
	Value	Percentage of Total Investments
Euro	$218,347	3.8%
US dollar	5,482,711	96.2

Total investments	$5,701,058	100.0%

TOP TEN HOLDINGS - September 30, 2008
Company Name	Country	Percentage of Total Net Assets
Electronic Arts Inc.	United States	6.4%
Philip Morris International Inc.	United States	5.2
CME Group Inc.	United States	5.1
Thermo Fisher Scientific, Inc.	United States	4.8
Cerner Corporation	United States	4.7
The Western Union Company	United States	4.4
Allergan, Inc.	United States	4.1
Microsoft Corporation	United States	4.1
Invesco Limited	United States	3.9
Oracle Corporation	United States	3.7

Total		46.4%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN OPPORTUNISTIC VALUE FUND

Schedule of Investments – September 30, 2008

	Shares Held	Value

COMMON STOCKS - 95.8%

CONSUMER DISCRETIONARY - 11.9%
Hotels, Restaurants & Leisure - 3.6%
Carnival Corporation	235,400	$8,321,390

Household Durables - 3.7%
Mohawk Industries, Inc.(1)	125,500	8,457,445

Media - 4.6%
Comcast Corporation, Class A(2)	244,200	4,815,624
Omnicom Group Inc.	150,100	5,787,856

		10,603,480
CONSUMER STAPLES - 0.8%
Food Products - 0.8%
Smithfield Foods, Inc.(1)	121,900	1,935,772

ENERGY - 4.7%
Energy Equipment & Services - 2.1%
Nabors Industries Ltd.(1)	190,500	4,747,260

Oil, Gas & Consumable Fuels - 2.6%
Valero Energy Corporation	194,100	5,881,230

FINANCIALS - 18.0%
Capital Markets - 2.1%
AllianceBernstein Holding L.P.	132,700	4,911,227

Insurance - 14.3%
Allied World Assurance Company Holdings, Ltd	111,500	3,960,480
The Allstate Corporation	217,550	10,033,406
Berkshire Hathaway Inc., Class B(1)	1,900	8,350,500
Fidelity National Financial, Inc.	300,500	4,417,350
The Progressive Corporation	354,400	6,166,560

		32,928,296
Real Estate Investment Trusts (REITS) - 1.6%
Annaly Capital Management, Inc.	267,600	3,599,220

HEALTHCARE - 2.6%
Health Care Providers & Services - 2.6%
CIGNA Corporation	172,900	5,875,142

	Shares Held	Value

INDUSTRIALS - 13.8%
Aerospace & Defense - 8.0%
The Boeing Company	159,800	$9,164,530
Rockwell Collins, Inc.	194,600	9,358,314

		18,522,844
Industrial Conglomerates - 2.5%
3M Company	84,400	5,765,364

Professional Services - 3.3%
Manpower Inc.	177,000	7,639,320

INFORMATION TECHNOLOGY - 44.0%
Communications Equipment - 10.1%
Cisco Systems, Inc.(1)	216,200	4,877,472
Corning Incorporated	536,300	8,387,732
Nokia Corporation (DR)(3)	538,500	10,043,025

		23,308,229
Computers & Peripherals - 6.7%
Dell Inc.(1)	407,700	6,718,896
Hewlett-Packard Company	86,600	4,004,384
Seagate Technology	388,700	4,711,044

		15,434,324
Electronic Equipment & Instruments - 11.8%
Arrow Electronics, Inc.(1)	288,400	7,561,848
Avnet, Inc.(1)	399,000	9,827,370
Ingram Micro Inc., Class A(1)	607,600	9,764,132

		27,153,350
IT Services - 4.8%
Accenture Ltd, Class A	291,600	11,080,800

Semiconductors & Semiconductor Equipment - 6.5%
Taiwan Semiconductor Manufacturing Company Ltd. (DR)(2)(3)	724,260	6,786,316
Texas Instruments Incorporated	380,100	8,172,150

		14,958,466
Software - 4.1%
Microsoft Corporation	355,300	9,482,957

Total common stocks (Cost $254,226,884)		220,606,116

	Par Amount	Value

SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 3.7%
Repurchase agreement with Fixed Income Clearing Corporation, 0.05%, dated 9/30/08, due 10/1/08, maturity value $8,489,012(4) (Cost $8,489,000)	$8,489,000	$8,489,000

Total investments - 99.5% (Cost $262,715,884)		229,095,116

Other assets less liabilities - 0.5%		1,188,559

Total net assets - 100.0%(5)		$230,283,675

(1)	Non-income producing security.
(2)	Non-voting shares.
(3)	The Fund considers the company to be from outside of the United States. See the Fund’s Statement of Additional Information for information on how a country is assigned.

Security	Country	Trading Currency
Nokia Corporation (DR)	Finland	US dollar
Taiwan Semiconductor Manufacturing Company Ltd. (DR)	Taiwan	US dollar

(4)	Collateralized by:

Issuer	Maturity	Value
U.S. Treasury Bill	7/2/2009	$8,660,375

(5)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depository Receipt, voting rights may vary.

TOP TEN HOLDINGS - September 30, 2008
Company Name	Country	Percentage of Total Net Assets
Accenture Ltd	United States	4.8%
Nokia Corporation	Finland	4.4
The Allstate Corporation	United States	4.4
Avnet, Inc.	United States	4.3
Ingram Micro Inc.	United States	4.2
Microsoft Corporation	United States	4.1
Rockwell Collins, Inc.	United States	4.1
The Boeing Company	United States	4.0
Mohawk Industries, Inc.	United States	3.7
Corning Incorporated	United States	3.6

Total		41.6%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN SMALL CAP FUND

Schedule of Investments – September 30, 2008

	Shares Held	Value

COMMON STOCKS - 95.7%

CONSUMER DISCRETIONARY - 10.6%
Distributors - 2.0%
LKQ Corporation(1)	707,500	$12,006,275

Diversified Consumer Services - 0.3%
Capella Education Company(1)	35,800	1,534,388

Hotels, Restaurants & Leisure - 2.7%
Life Time Fitness, Inc.(1)	265,800	8,311,566
Morgans Hotel Group Co.(1)	717,800	7,831,198

		16,142,764
Specialty Retail - 2.8%
Coldwater Creek Inc.(1)	472,200	2,734,038
Hibbett Sports, Inc.(1)	341,850	6,843,837
Tween Brands, Inc.(1)	696,600	6,819,714

		16,397,589
Textiles, Apparel & Luxury Goods - 2.8%
Carter’s, Inc.(1)	360,100	7,104,773
Iconix Brand Group, Inc.(1)	693,100	9,065,748

		16,170,521
CONSUMER STAPLES - 2.7%
Food & Staples Retailing - 1.3%
The Andersons, Inc.	214,400	7,551,168

Personal Products - 1.4%
Bare Escentuals, Inc.(1)	785,400	8,537,298

ENERGY - 7.1%
Energy Equipment & Services - 4.9%
Core Laboratories N.V.	99,300	10,061,076
Dril-Quip, Inc.(1)	203,900	8,847,221
Hercules Offshore, Inc.(1)	665,000	10,081,400

		28,989,697
Oil, Gas & Consumable Fuels - 2.2%
Carrizo Oil & Gas, Inc.(1)	213,400	7,740,018
Goodrich Petroleum Corporation(1)	52,800	2,301,552
Penn Virginia Corporation	56,800	3,035,392

		13,076,962
FINANCIALS - 5.4%
Capital Markets - 3.8%
Ares Capital Corporation	813,076	8,480,383
FCStone Group, Inc.(1)	434,600	7,818,454
Investment Technology Group, Inc.(1)	195,000	5,933,850

		22,232,687

	Shares Held	Value

FINANCIALS (CONTINUED)
Commercial Banks - 0.5%
Wintrust Financial Corporation	98,900	$2,902,715

Insurance - 1.1%
Selective Insurance Group, Inc.	290,900	6,667,428

HEALTHCARE - 18.0%
Biotechnology - 0.8%
Cepheid(1)	330,800	4,574,964

Health Care Equipment & Supplies - 3.3%
ArthroCare Corporation(1)	237,200	6,575,184
Volcano Corporation(1)	199,800	3,454,542
Wright Medical Group, Inc.(1)	313,900	9,555,116

		19,584,842
Health Care Providers & Services - 8.4%
athenahealth, Inc.(1)	128,100	4,261,887
Catalyst Health Solutions Inc(1)	394,100	10,293,892
Genoptix, Inc.(1)	178,300	5,825,061
PSS World Medical, Inc.(1)	603,000	11,758,500
Psychiatric Solutions, Inc.(1)	268,200	10,178,190
VCA Antech, Inc.(1)	237,400	6,996,178

		49,313,708
Health Care Technology - 1.7%
Phase Forward Incorporated(1)	471,900	9,867,429

Life Sciences Tools & Services - 2.4%
ICON PLC (DR)(1)(2)	288,500	11,035,125
Kendle International Inc.(1)	63,900	2,856,969

		13,892,094
Pharmaceuticals - 1.4%
K-V Pharmaceutical Company, Class A(1)	367,900	8,355,009

INDUSTRIALS - 25.8%
Aerospace & Defense - 3.4%
AAR CORP.(1)	754,800	12,522,132
Ladish Co., Inc.(1)	366,000	7,411,500

		19,933,632
Air Freight & Logistics - 1.3%
UTi Worldwide Inc.	437,500	7,446,250

	Shares Held	Value

INDUSTRIALS (CONTINUED)
Commercial Services & Supplies - 8.3%
The GEO Group, Inc.(1)	602,300	$12,172,483
Healthcare Services Group, Inc.	510,500	9,337,045
Innerworkings, Inc.(1)	830,100	9,205,809
Mobile Mini, Inc.(1)	405,400	7,836,382
Waste Connections, Inc.(1)	291,925	10,013,027

		48,564,746
Electrical Equipment - 0.7%
General Cable Corporation(1)	122,600	4,368,238

Machinery - 5.1%
Actuant Corporation	396,000	9,995,040
Astec Industries, Inc.(1)	214,200	6,603,786
Dynamic Materials Corporation	239,300	5,554,153
The Middleby Corporation(1)	140,900	7,652,279

		29,805,258
Marine - 1.6%
Eagle Bulk Shipping Inc.	591,100	8,239,934
Seaspan Corporation(2)	77,300	1,398,357

		9,638,291
Professional Services - 0.4%
CRA International, Inc.(1)	86,000	2,363,280

Road & Rail - 1.5%
Old Dominion Freight Line, Inc.(1)	313,100	8,873,254

Trading Companies & Distributors - 1.9%
Interline Brands, Inc.(1)	693,400	11,240,014

Transportation Infrastructure - 1.6%
Aegean Marine Petroleum Network Inc.(2)	411,900	9,205,965

INFORMATION TECHNOLOGY - 23.6%
Communications Equipment - 2.5%
Aruba Networks, Inc.(1)	1,145,900	5,878,467
Avocent Corporation(1)	430,000	8,797,800

		14,676,267
Electronic Equipment & Instruments - 1.5%
Brightpoint, Inc.(1)	1,235,400	8,894,880

Internet Software & Services - 1.9%
Omniture, Inc.(1)	603,300	11,076,588

IT Services - 2.2%
Euronet Worldwide, Inc.(1)	776,800	12,995,864

	Shares Held	Value

INFORMATION TECHNOLOGY (CONTINUED)
Semiconductors & Semiconductor Equipment - 5.5%
Atheros Communications, Inc.(1)	372,700	$8,788,266
Microsemi Corporation(1)	336,800	8,581,664
Tessera Technologies, Inc.(1)	611,900	9,998,446
Varian Semiconductor Equipment Associates, Inc.(1)	191,700	4,815,504

		32,183,880
Software - 10.0%
Blackbaud, Inc.	383,900	7,082,955
CommVault Systems, Inc.(1)	716,100	8,629,005
Concur Technologies, Inc.(1)	150,400	5,754,304
Informatica Corporation(1)	527,200	6,848,328
Kenexa Corporation(1)	540,700	8,537,653
Macrovision Corporation(1)	679,400	10,449,172
Progress Software Corporation(1)	303,600	7,890,564
Quest Software, Inc.(1)	282,900	3,590,001

		58,781,982
MATERIALS - 0.6%
Chemicals - 0.6%
Solutia Inc.(1)(3)	236,200	3,306,800

TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.7%
Cogent Communications Group, Inc.(1)	500,500	3,863,860

UTILITIES - 1.2%
Electrical Utilities - 1.2%
ITC Holdings Corp.	138,700	7,180,499

Total common stocks (Cost $599,753,088)		562,197,086

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 6.6%
Repurchase agreement with Fixed Income Clearing Corporation, 0.05%, dated 9/30/08, due 10/1/08, maturity value $38,583,054(4) (Cost $38,583,000)	$38,583,000	38,583,000

Total investments - 102.3% (Cost $638,336,088)		600,780,086

Other assets less liabilities - (2.3%)		(13,653,281)

Total net assets - 100.0%(5)		$587,126,805

(1)	Non-income producing security.
(2)	The Fund considers the company to be from outside of the United States. See the Fund’s Statement of Additional Information for information on how a country is assigned.

Security	Country	Trading Currency
Aegean Marine Petroleum Network Inc.	Greece	US dollar
ICON PLC (DR)	Ireland	US dollar
Seaspan Corporation	China	US dollar

(3)	Non-voting shares.
(4)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	8.750%	8/15/2020	$39,360,281

(5)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depository Receipt, voting rights may vary.

TOP TEN HOLDINGS - September 30, 2008
Company Name	Country	Percentage of Total Net Assets
Euronet Worldwide, Inc.	United States	2.2%
AAR CORP.	United States	2.1
The GEO Group, Inc.	United States	2.1
LKQ Corporation	United States	2.0
PSS World Medical, Inc.	United States	2.0
Interline Brands, Inc.	United States	1.9
Omniture, Inc.	United States	1.9
ICON PLC	Ireland	1.9
Macrovision Corporation	United States	1.8
Catalyst Health Solutions Inc	United States	1.8

Total		19.7%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN SMALL CAP VALUE FUND

Schedule of Investments – September 30, 2008

	Shares Held	Value

COMMON STOCKS - 93.8%

CONSUMER DISCRETIONARY - 13.1%
Automobiles - 1.3%
Thor Industries, Inc.(1)	1,019,300	$25,299,026

Hotels, Restaurants & Leisure - 1.5%
International Speedway Corporation, Class A	512,200	19,929,702
Jack in the Box Inc.(2)	409,400	8,638,340

		28,568,042
Household Durables - 1.7%
Ethan Allen Interiors Inc.	1,178,800	33,029,976

Media - 3.9%
Belo Corp., Class A	1,609,900	9,595,004
The E.W. Scripps Company, Class A(3)	939,466	6,642,025
Marvel Entertainment, Inc.(2)	683,400	23,331,276
Meredith Corporation, Class B	949,300	26,618,372
World Wrestling Entertainment, Inc., Class A	520,700	8,050,022

		74,236,699
Specialty Retail - 3.9%
AnnTaylor Stores Corporation(2)	866,900	17,892,816
The Men’s Wearhouse, Inc.	970,900	20,621,916
Rent-A-Center, Inc.(1)(2)	1,638,400	36,503,552

		75,018,284
Textiles, Apparel & Luxury Goods - 0.8%
Columbia Sportswear Company	385,900	16,192,364

CONSUMER STAPLES - 3.1%
Food Products - 2.0%
Sanderson Farms, Inc.(1)	1,045,200	38,400,648

Tobacco - 1.1%
Universal Corporation	429,900	21,103,791

ENERGY - 6.3%
Energy Equipment & Services - 5.5%
Cal Dive International, Inc.(2)	1,865,587	19,775,222
Complete Production Services, Inc.(2)	533,400	10,737,342
Grey Wolf, Inc.(2)	3,943,800	30,682,764

	Shares Held	Value

ENERGY (CONTINUED)
Energy Equipment & Services (Continued)
Parker Drilling Company(2)	2,782,000	$22,311,640
RPC, Inc.	1,448,200	20,361,692

		103,868,660
Oil, Gas & Consumable Fuels - 0.8%
Holly Corporation	519,400	15,021,048

FINANCIALS - 11.8%
Consumer Finance - 0.5%
The Student Loan Corporation	97,400	9,058,200

Diversified Financial Services - 0.6%
PICO Holdings, Inc.(2)	298,000	10,701,180

Insurance - 8.6%
Assured Guaranty Ltd.	642,800	10,451,928
Hilb Rogal & Hobbs Company	1,089,800	50,937,252
Max Capital Group Ltd.	798,900	18,558,447
Platinum Underwriters Holdings, Ltd.	357,800	12,694,744
Stewart Information Services Corporation(1)	1,447,400	43,060,150
Zenith National Insurance Corp.	770,700	28,238,448

		163,940,969
Real Estate Investment Trusts (REITS) - 2.1%
Cousins Properties Incorporated	1,096,900	27,674,787
Hatteras Financial Corp.	526,045	12,204,244

		39,879,031
HEALTHCARE - 5.6%
Health Care Equipment & Supplies - 0.6%
CONMED Corporation(2)	273,500	8,752,000
National Dentex Corporation(1)(2)	415,800	2,536,380

		11,288,380
Health Care Providers & Services - 5.0%
America Service Group Inc.(2)	115,600	1,100,512
AMN Healthcare Services, Inc.(1)(2)	2,009,800	35,312,186
Cross Country Healthcare, Inc.(1)(2)	2,155,000	35,104,950
HealthSpring, Inc.(2)	943,200	19,958,112

	Shares Held	Value

HEALTHCARE (CONTINUED)
Health Care Providers & Services (Continued)
Medical Staffing Network Holdings, Inc.(1)(2)	1,760,100	$2,904,165

		94,379,925
Life Sciences Tools & Services - 0.0%(4)
Varian, Inc.(2)	20,000	858,000

INDUSTRIALS - 20.3%
Building Products - 1.5%
Quanex Building Products Corporation(3)	1,838,375	28,016,835

Commercial Services & Supplies - 2.2%
ABM Industries Incorporated	951,300	20,776,392
Comfort Systems USA, Inc.	659,100	8,805,576
United Stationers Inc.(2)	241,200	11,536,596

		41,118,564
Construction & Engineering - 2.4%
EMCOR Group, Inc.(2)	861,000	22,661,520
Granite Construction Incorporated	646,300	23,150,466

		45,811,986
Electrical Equipment - 3.2%
Acuity Brands, Inc.(1)	1,000,800	41,793,408
Regal-Beloit Corporation	469,300	19,954,636

		61,748,044
Machinery - 0.9%
Astec Industries, Inc.(2)	550,800	16,981,164

Professional Services - 6.6%
Diamond Management & Technology Consultants, Inc.(1)	1,897,400	8,898,806
Hudson Highland Group, Inc.(1)(2)	1,563,500	10,866,325
Kforce Inc.(1)(2)	2,284,400	23,323,724
Korn/Ferry International(2)	1,351,300	24,080,166
MPS Group, Inc.(2)	2,496,600	25,165,728
School Specialty, Inc.(2)	607,900	18,960,401
TrueBlue, Inc.(2)	932,600	15,070,816

		126,365,966
Road & Rail - 3.5%
Arkansas Best Corporation	1,211,600	40,818,804
Con-way Inc.(1)	572,700	25,261,797

		66,080,601
INFORMATION TECHNOLOGY - 28.1%
Computers & Peripherals - 2.5%
Imation Corp.	963,700	21,769,983

	Shares Held	Value

INFORMATION TECHNOLOGY (CONTINUED)
Computers & Peripherals (Continued)
Intevac, Inc.(1)(2)	1,139,100	$12,120,024
Xyratex Ltd(2)	1,179,400	13,126,722

		47,016,729
Electronic Equipment & Instruments - 3.1%
Benchmark Electronics, Inc.(2)	1,391,800	19,596,544
Orbotech, Ltd.(1)(2)(5)	2,635,500	21,057,645
Photon Dynamics, Inc.(2)	666,300	10,227,705
RadiSys Corporation(2)	873,800	7,514,680

		58,396,574
Internet Software & Services - 1.0%
EarthLink, Inc.(2)	2,279,700	19,377,450

IT Services - 6.1%
CACI International Inc(2)	833,200	41,743,320
MAXIMUS, Inc.	730,300	26,904,252
SI International Inc.(1)(2)	834,500	25,076,725
SRA International, Inc., Class A(2)	972,100	21,998,623

		115,722,920
Semiconductors & Semiconductor Equipment - 7.6%
Actel Corporation(2)	997,600	12,450,048
ATMI, Inc.(2)	927,900	16,683,642
Cymer, Inc.(2)	817,600	20,709,808
DSP Group, Inc.(2)	647,600	4,954,140
Entegris, Inc.(2)	1,324,500	6,410,580
LTX-Credence Corp(2)	3,769,700	6,559,278
OmniVision Technologies, Inc.(2)	585,100	6,675,991
Rudolph Technologies, Inc.(1)(2)	1,771,000	14,840,980
Silicon Image, Inc.(2)	1,658,500	8,856,390
Standard Microsystems Corporation(2)	995,700	24,872,586
Ultra Clean Holdings, Inc.(1)(2)	1,327,900	6,692,616
Ultratech, Inc.(1)(2)	1,176,300	14,233,230

		143,939,289
Software - 7.8%
Fair Isaac Corporation	798,800	18,412,340
Jack Henry and Associates, Inc.	320,000	6,505,600
Lawson Software, Inc.(2)	4,230,500	29,613,500
Manhattan Associates, Inc.(1)(2)	1,244,700	27,806,598
MicroStrategy Incorporated, Class A(1)(2)	462,000	27,502,860
SPSS Inc.(2)	375,600	11,027,616
TIBCO Software Inc.(2)	2,142,600	15,683,832
Tyler Technologies, Inc.(2)	782,500	11,870,525

		148,422,871

	Shares Held	Value

MATERIALS - 2.3%
Chemicals - 2.3%
H.B. Fuller Company	1,127,600	$23,533,012
Sensient Technologies Corporation	714,200	20,090,446

		43,623,458
UTILITIES - 3.2%
Electrical Utilities - 3.2%
ALLETE, Inc.	613,300	27,291,850
El Paso Electric Company(2)	920,600	19,332,600
UIL Holdings Corporation	430,700	14,785,931

		61,410,381

Total common stocks (Cost $1,910,306,019)		1,784,877,055

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 7.9%
Repurchase agreement with Fixed Income Clearing Corporation, 0.05%, dated 9/30/08, due 10/1/08, maturity value $149,649,208(6) (Cost $149,649,000)	$149,649,000	149,649,000

Total investments - 101.7% (Cost $2,059,955,019)		1,934,526,055

Other assets less liabilities - (1.7%)		(32,446,063)

Total net assets - 100.0%(7)		$1,902,079,992

(1)	Affiliated company as defined by the Investment Company Act of 1940. See Note (6) in Notes to Financial Statements.
(2)	Non-income producing security.
(3)	Non-voting shares.
(4)	Represents less than 0.1% of total net assets.
(5)	The Fund considers the company to be from Israel. See the Fund’s Statement of Additional Information for information on how a country is assigned. The security trades in U.S. dollars.
(6)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	8.875%	2/15/2019	$83,229,188
U.S. Treasury Bond	2.625	5/31/2010	69,417,525

			152,646,713

(7)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

TOP TEN HOLDINGS - September 30, 2008
Company Name	Country	Percentage of Total Net Assets
Hilb Rogal & Hobbs Company	United States	2.7%
Stewart Information Services Corporation	United States	2.3
Acuity Brands, Inc.	United States	2.2
CACI International Inc	United States	2.2
Arkansas Best Corporation	United States	2.1
Sanderson Farms, Inc.	United States	2.0
Rent-A-Center, Inc.	United States	1.9
AMN Healthcare Services, Inc.	United States	1.9
Cross Country Healthcare, Inc.	United States	1.8
Ethan Allen Interiors Inc.	United States	1.7

Total		20.8%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

ARTISAN FUNDS, INC.

Statements of Assets and Liabilities – September 30, 2008

GLOBAL VALUE
ASSETS:
Investments in securities, unaffiliated, at value	$9,185,494
Investments in securities, affiliated, at value	-
Short-term investments (repurchase agreements), at value	252,000

Total investments	9,437,494
Cash	995
Foreign currency	16
Net unrealized gain on foreign currency forward contracts	3,140
Receivable from investments sold	209,697
Receivable from fund shares sold	128,001
Dividends and interest receivable	20,992
Receivable from Adviser	151,862
Other assets	-

Total assets	9,952,197

LIABILITIES:
Net unrealized loss on foreign currency forward contracts	-
Payable for investments purchased	113,569
Payable for fund shares redeemed	16,579
Payable for operating expenses	183,658
Payable for withholding taxes	300
Payable for advisory fees	72,595
Payable for deferred directors’ compensation	-

Total liabilities	386,701

Total net assets	$9,565,496

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$10,989,365
Net unrealized depreciation on investments and foreign currency related transactions	(1,259,927)
Accumulated undistributed net investment income (loss)	94,954
Accumulated undistributed net realized gains (losses) on investments and foreign currency related transactions	(258,896)

$9,565,496

SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares	$9,565,496
Institutional Shares
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares	1,149,660
Institutional Shares
Net asset value, offering price and redemption price per share
Investor Shares	$8.32
Institutional Shares
Cost of securities of unaffiliated issuers held	$10,697,004
Cost of securities of affiliated issuers held	$-
Cost of foreign currency	$12

INTERNATIONAL	INTERNATIONAL SMALL CAP	INTERNATIONAL VALUE	MID CAP

$11,076,840,740	$627,047,850	$1,088,031,292	$4,084,487,706
45,393,696	19,013,051	66,922,543	68,378,997
609,594,000	79,278,000	68,665,000	112,027,000

11,731,828,436	725,338,901	1,223,618,835	4,264,893,703
422	660	769	729
569,748	23	30	-
1,139,806	22,223	-	-
113,728,503	6,188,270	-	66,351,764
20,757,123	897,173	739,974	4,020,994
47,005,349	3,364,212	4,749,523	2,054,469
-	-	-	-
159,434	11,337	14,694	59,286

11,915,188,821	735,822,799	1,229,123,825	4,337,380,945

-	-	426,794	-
80,970,681	-	7,664,699	56,783,911
19,603,246	2,466,933	4,552,231	7,827,723
8,296,547	698,389	852,399	3,200,188
2,428,533	240,139	89,666	-
-	-	-	-
159,434	11,337	14,694	59,286

111,458,441	3,416,798	13,600,483	67,871,108

$11,803,730,380	$732,406,001	$1,215,523,342	$4,269,509,837

$12,651,200,812	$823,197,890	$1,332,433,919	$4,368,874,864
(1,283,052,215)	(105,778,576)	(110,017,609)	(123,624,003)
109,355,577	6,711,234	5,072,824	(74,763)
326,226,206	8,275,453	(11,965,792)	24,333,739

$11,803,730,380	$732,406,001	$1,215,523,342	$4,269,509,837

$8,759,967,297	$732,406,001	$1,029,408,703	$3,732,293,539
$3,043,763,083		$186,114,639	$537,216,298

430,699,781	51,303,422	48,550,327	154,997,600
148,395,294		8,771,373	21,742,869

$20.34	$14.28	$21.20	$24.08
$20.51		$21.22	$24.71
$12,903,018,920	$806,070,277	$1,266,619,196	$4,299,634,887
$110,038,880	$25,003,860	$66,529,213	$88,882,819
$569,631	$23	$31	$-

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS, INC.

Statements of Assets and Liabilities – September 30, 2008 (Continued)

MID CAP VALUE
ASSETS:
Investments in securities, unaffiliated, at value	$2,704,819,553
Investments in securities, affiliated, at value	326,785,407
Short-term investments (repurchase agreements), at value	186,879,000

Total investments	3,218,483,960
Cash	381
Net unrealized gain on foreign currency forward contracts	-
Receivable from investments sold	3,459,095
Receivable from fund shares sold	20,450,339
Dividends and interest receivable	3,216,408
Receivable from Adviser	-
Other assets	31,415

Total assets	3,245,641,598

LIABILITIES:
Payable for investments purchased	3,759,659
Payable for fund shares redeemed	8,470,558
Payable for operating expenses	1,917,915
Payable for advisory fees	-
Payable for deferred directors’ compensation	31,415

Total liabilities	14,179,547

Total net assets	$3,231,462,051

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$3,437,145,559
Net unrealized depreciation on investments and foreign currency related transactions	(227,008,061)
Accumulated undistributed net investment income (loss)	4,613,686
Accumulated undistributed net realized gains (losses) on investments and foreign currency related transactions	16,710,867

$3,231,462,051

SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares	$3,231,462,051
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares	189,990,021
Net asset value, offering price and redemption price per share
Investor Shares	$17.01
Cost of securities of unaffiliated issuers held	$3,104,382,931
Cost of securities of affiliated issuers held	$341,109,090

OPPORTUNISTIC GROWTH	OPPORTUNISTIC VALUE	SMALL CAP	SMALL CAP VALUE

$5,357,058	$220,606,116	$562,197,086	$1,306,281,260
-	-	-	478,595,795
344,000	8,489,000	38,583,000	149,649,000

5,701,058	229,095,116	600,780,086	1,934,526,055
626	645	167	419
7	-	-	-
163,249	244,323	10,835,637	1,939,551
36,647	1,122,888	98,003	4,884,801
822	443,427	152,676	415,686
51,536	-	-	-
-	1,370	12,046	102,879

5,953,945	230,907,769	611,878,615	1,941,869,391

235,278	-	21,743,855	36,378,000
-	443,140	2,427,577	2,207,424
52,195	179,584	568,332	1,182,931
989	-	-	-
-	1,370	12,046	21,044

288,462	624,094	24,751,810	39,789,399

$5,665,483	$230,283,675	$587,126,805	$1,902,079,992

$6,063,957	$297,786,150	$715,632,223	$1,993,980,307
(387,245)	(33,620,768)	(37,556,002)	(125,428,964)
-	1,357,614	(15,052)	(26,685)
(11,229)	(35,239,321)	(90,934,364)	33,555,334

$5,665,483	$230,283,675	$587,126,805	$1,902,079,992

$5,665,483	$230,283,675	$587,126,805	$1,902,079,992

607,693	26,834,996	44,718,737	136,548,701

$9.32	$8.58	$13.13	$13.93
$6,088,314	$262,715,884	$638,336,088	$1,496,759,261
$-	$-	$-	$563,195,758

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS, INC.

Statements of Operations – For the Year Ended September 30, 2008

GLOBAL VALUE(1)
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(2)	$191,353
Dividends, from affiliated issuers(2)	2,390
Interest	11,358
Securities lending	-

Total investment income	205,101
EXPENSES:
Advisory fees	72,595
Transfer agent fees
Investor Shares	58,367
Institutional Shares
Shareholder communications
Investor Shares	11,249
Institutional Shares
Custodian fees	15,000
Accounting fees	22,897
Professional fees	32,734
Less insurance recoveries(3)	-

Net professional fees	32,734
Registration fees
Investor Shares	37,473
Institutional Shares
Directors’ fees	4,500
Other operating expenses	1,438

Total operating expenses	256,253
Less amounts waived or paid by the Adviser or the board of directors	(151,862)

Net expenses	104,391

Net investment income (loss)	100,710
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
Investments(2)	(258,896)
Foreign currency related transactions	(5,756)

(264,652)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	(1,259,510)
Foreign currency related transactions	(417)

(1,259,927)

Net (loss) on investments and foreign currency related transactions	(1,524,579)

Net (decrease) in net assets resulting from operations	$(1,423,869)

(1)	For the period from commencement of operations (December 10, 2007) through September 30, 2008.
(2)

Fund	Net of foreign taxes withheld on dividends, unaffiliated issuers	Net of foreign taxes withheld on dividends, affiliated issuers	Including net realized gain (loss) on investments from affiliated issuers
Global Value	$12,740	$180	$(5,104)
International	42,466,408	129,739	(74,860,419)
International Small Cap	1,894,328	529,149	(9,805,361)
International Value	2,812,383	272,264	28,078,821
Mid Cap	-	-	(65,165,460)

(3)

For the year ended September 30, 2008, International Fund incurred $980,022 in total professional fees. As described in Note (9) in Notes to Financial Statements, $357,858 in insurance recoveries were received relating to reimbursement of litigation defense costs, and were recorded as a reduction to professional fees during the year ended September 30, 2008.

INTERNATIONAL	INTERNATIONAL SMALL CAP	INTERNATIONAL VALUE	MID CAP

$388,797,017	$23,915,524	$38,424,853	$18,893,301
1,578,042	2,304,249	5,509,883	-
9,427,233	2,682,310	2,778,113	7,659,487
5,642,452	-	-	-

405,444,744	28,902,083	46,712,849	26,552,788

150,037,798	14,643,825	14,645,235	50,517,929

27,106,651	1,990,774	2,421,236	12,828,644
32,716		12,791	18,684

1,520,619	105,068	333,979	899,562
54,559		9,927	11,959
6,966,846	617,824	491,746	114,884
76,134	56,526	71,788	64,162
980,022	92,799	102,311	205,017
(357,858)	-	-	-

622,164	92,799	102,311	205,017

195,547	53,339	66,185	69,665
34,307		13,308	15,486
481,741	35,312	44,948	157,886
409,367	117,329	47,315	145,703

187,538,449	17,712,796	18,260,769	65,049,581
-	-	-	-

187,538,449	17,712,796	18,260,769	65,049,581

217,906,295	11,189,287	28,452,080	(38,496,793)

660,360,491	44,166,209	4,267,300	258,568,758
(5,330,672)	(297,054)	(125,520)	638

655,029,819	43,869,155	4,141,780	258,569,396

(6,035,684,040)	(553,734,650)	(339,642,758)	(1,548,010,123)
(1,742,370)	103,035	(559,100)	(227)

(6,037,426,410)	(553,631,615)	(340,201,858)	(1,548,010,350)

(5,382,396,591)	(509,762,460)	(336,060,078)	(1,289,440,954)

$(5,164,490,296)	$(498,573,173)	$(307,607,998)	$(1,327,937,747)

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS, INC.

Statements of Operations – For the Year Ended September 30, 2008 (Continued)

MID CAP VALUE
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(2)	$36,510,025
Dividends, from affiliated issuers(2)	2,021,870
Interest	5,257,252

Total investment income	43,789,147

EXPENSES:
Advisory fees	29,770,304
Transfer agent fees
Investor Shares	7,119,746
Shareholder communications
Investor Shares	664,964
Custodian fees	64,893
Accounting fees	42,259
Professional fees	126,237
Registration fees
Investor Shares	108,364
Directors’ fees	89,932
Other operating expenses	79,824

Total operating expenses	38,065,563
Less amounts waived or paid by the Adviser or the board of directors	-

Net expenses	38,065,563

Net investment income (loss)	5,723,584

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
Investments(2)	100,480,649
Foreign currency related transactions	-

100,480,649
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	(515,679,265)
Foreign currency related transactions	-

(515,679,265)

Net (loss) on investments and foreign currency related transactions	(415,198,616)

Net (decrease) in net assets resulting from operations	$(409,475,032)

(1)	For the period from commencement of operations (September 22, 2008) through September 30, 2008.

(2)

Fund	Net of foreign taxes withheld on dividends, unaffiliated issuers	Net of foreign taxes withheld on dividends, affiliated issuers	Including net realized (loss) on investments from affiliated issuers
Mid Cap Value	$-	$-	$(39,739,045)
Opportunistic Growth	-	-	-
Opportunistic Value	174,254	-	(2,349,531)
Small Cap	8,316	-	(6,934,140)
Small Cap Value	-	-	(77,631,132)

OPPORTUNISTIC GROWTH(1)	OPPORTUNISTIC VALUE	SMALL CAP	SMALL CAP VALUE

$822	$4,429,368	$4,406,192	$13,139,917
-	-	-	4,328,139
72	497,837	1,122,864	2,101,767

894	4,927,205	5,529,056	19,569,823

989	2,216,480	8,548,972	17,919,694

3,124	585,093	1,572,663	3,993,847

1,925	50,381	215,935	314,143
152	13,641	32,641	49,692
2,947	41,789	43,881	46,373
16,540	39,367	66,113	91,066

26,837	54,500	40,641	62,776
-	7,127	26,154	53,900
670	11,597	30,333	51,147

53,184	3,019,975	10,577,333	22,582,638
(51,536)	-	-	-

1,648	3,019,975	10,577,333	22,582,638

(754)	1,907,230	(5,048,277)	(3,012,815)

(11,229)	(28,949,448)	(68,978,644)	82,299,823
244	19,392	-	-

(10,985)	(28,930,056)	(68,978,644)	82,299,823

(387,256)	(37,237,206)	(195,897,458)	(213,271,509)
11	(11,067)	-	-

(387,245)	(37,248,273)	(195,897,458)	(213,271,509)

(398,230)	(66,178,329)	(264,876,102)	(130,971,686)

$(398,984)	$(64,271,099)	$(269,924,379)	$(133,984,501)

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS, INC.

Statements of Changes in Net Assets

GLOBAL VALUE
Period Ended 9/30/2008(1)
OPERATIONS:
Net investment income (loss)	$100,710
Net realized gain (loss) on:
Investments	(258,896)
Foreign currency related transactions	(5,756)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	(1,259,510)
Foreign currency related transactions	(417)

Net increase (decrease) in net assets resulting from operations	(1,423,869)

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Investor Shares	-
Institutional Shares
Net realized gains on investment transactions:
Investor Shares	-
Institutional Shares

Total distributions paid to shareholders	-

FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	10,989,365

Total increase (decrease) in net assets	9,565,496

Net assets, beginning of period	-

Net assets, end of period	$9,565,496

Accumulated undistributed net investment income (loss)	$94,954

(1)	For the period from commencement of operations (December 10, 2007) through September 30, 2008.

INTERNATIONAL		INTERNATIONAL SMALL CAP		INTERNATIONAL VALUE		MID CAP
Year Ended 9/30/2008	Year Ended 9/30/2007	Year Ended 9/30/2008	Year Ended 9/30/2007	Year Ended 9/30/2008	Year Ended 9/30/2007	Year Ended 9/30/2008	Year Ended 9/30/2007

$217,906,295	$170,443,080	$11,189,287	$5,151,532	$28,452,080	$25,017,010	$(38,496,793)	$(38,619,173)

660,360,491	2,377,934,207	44,166,209	177,334,361	4,267,300	123,912,908	258,568,758	1,029,163,034
(5,330,672)	(2,590,790)	(297,054)	(358,707)	(125,520)	(479,568)	638	-

(6,035,684,040)	1,463,335,658	(553,734,650)	221,183,457	(339,642,758)	54,992,214	(1,548,010,123)	460,018,755
(1,742,370)	(11,135)	103,035	662,223	(559,100)	90,080	(227)	227

(5,164,490,296)	4,009,111,020	(498,573,173)	403,972,866	(307,607,998)	203,532,644	(1,327,937,747)	1,450,562,843

(77,647,652)	(149,579,440)	(10,029,807)	(29,082,285)	(26,380,830)	(24,384,272)	-	-
(38,324,885)	(69,406,627)			(4,772,229)	(1,768,836)	-	-

(1,707,284,385)	(800,807,381)	(168,397,767)	(156,285,811)	(86,616,796)	(70,469,856)	(883,929,699)	(480,601,368)
(637,085,303)	(332,232,670)			(13,775,532)	(4,994,818)	(121,786,964)	(82,408,794)

(2,460,342,225)	(1,352,026,118)	(178,427,574)	(185,368,096)	(131,545,387)	(101,617,782)	(1,005,716,663)	(563,010,162)

1,569,193,725	1,284,431,884	53,398,186	197,641,908	(158,902,687)	399,089,514	498,434,390	(152,617,669)

(6,055,638,796)	(3,941,516,786)	(623,602,561)	416,246,678	(598,056,072)	501,004,376	(1,835,220,020)	734,935,012

17,859,369,176	13,917,852,390	1,356,008,562	939,761,884	1,813,579,414	1,312,575,038	6,104,729,857	5,369,794,845

$11,803,730,380	$17,859,369,176	$732,406,001	$1,356,008,562	$1,215,523,342	$1,813,579,414	$4,269,509,837	$6,104,729,857

$109,355,577	$10,487,437	$6,711,234	$(3,599,767)	$5,072,824	$8,775,647	$(74,763)	$(47,262)

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS, INC.

Statements of Changes in Net Assets (Continued)

	MID CAP VALUE
	Year Ended 9/30/2008	Year Ended 9/30/2007
OPERATIONS:
Net investment income (loss)	$5,723,584	$13,008,457
Net realized gain (loss) on:
Investments	100,480,649	317,739,061
Foreign currency related transactions	-	-
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	(515,679,265)	85,514,899
Foreign currency related transactions	-	-

Net increase (decrease) in net assets resulting from operations	(409,475,032)	416,262,417

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Investor Shares	(12,115,617)	(7,420,350)
Net realized gains on investment transactions:
Investor Shares	(350,592,517)	(156,158,979)

Total distributions paid to shareholders	(362,708,134)	(163,579,329)

FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	582,895,533	524,744,904

Total increase (decrease) in net assets	(189,287,633)	777,427,992

Net assets, beginning of period	3,420,749,684	2,643,321,692

Net assets, end of period	$3,231,462,051	$3,420,749,684

Accumulated undistributed net investment income (loss)	$4,613,686	$12,084,630

(1)	For the period from commencement of operations (September 22, 2008) through September 30, 2008.

OPPORTUNISTIC GROWTH	OPPORTUNISTIC VALUE		SMALL CAP		SMALL CAP VALUE
Period Ended 9/30/2008(1)	Year Ended 9/30/2008	Year Ended 9/30/2007	Year Ended 9/30/2008	Year Ended 9/30/2007	Year Ended 9/30/2008	Year Ended 9/30/2007

$(754)	$1,907,230	$2,939,253	$(5,048,277)	$(8,568,183)	$(3,012,815)	$(770,350)

(11,229)	(28,949,448)	13,870,866	(68,978,644)	109,659,733	82,299,823	343,307,580
244	19,392	11,094	-	-	-	-

(387,256)	(37,237,206)	1,188,389	(195,897,458)	79,718,569	(213,271,509)	(189,772,843)
11	(11,067)	11,587	-	-	-	-

(398,984)	(64,271,099)	18,021,189	(269,924,379)	180,810,119	(133,984,501)	152,764,387

-	(2,875,226)	(262,233)	-	-	-	-

-	(18,663,452)	(938,254)	(103,275,284)	(24,611,864)	(339,487,445)	(264,220,232)

-	(21,538,678)	(1,200,487)	(103,275,284)	(24,611,864)	(339,487,445)	(264,220,232)

6,064,467	37,433,913	186,882,742	(191,180,954)	(268,510,179)	224,312,677	223,212,983

5,665,483	(48,375,864)	203,703,444	(564,380,617)	(112,311,924)	(249,159,269)	111,757,138

-	278,659,539	74,956,095	1,151,507,422	1,263,819,346	2,151,239,261	2,039,482,123

$5,665,483	$230,283,675	$278,659,539	$587,126,805	$1,151,507,422	$1,902,079,992	$2,151,239,261

$-	$1,357,614	$2,666,773	$(15,052)	$(10,497)	$(26,685)	$(17,297)

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS, INC.

Financial Highlights – For a share outstanding throughout each period

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of a Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with each Fund’s financial statements, are included in this annual report.

Year or Period Ended		Net Asset Value Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains

ARTISAN GLOBAL VALUE FUND
Investor Shares
9/30/2008	(5)	$10.00	$0.10	$(1.78)	$(1.68)	$-	$-

ARTISAN INTERNATIONAL FUND
Investor Shares
9/30/2008		$33.75	$0.36	$(9.10)	$(8.74)	$(0.20)	$(4.47)
9/30/2007		28.75	0.31	7.45	7.76	(0.43)	(2.33)
9/30/2006		24.40	0.18	4.58	4.76	(0.41)	-
9/30/2005		19.33	0.21	4.98	5.19	(0.12)	-
9/30/2004		16.54	0.12	2.85	2.97	(0.18)	-
Institutional Shares
9/30/2008		$33.99	$0.42	$(9.16)	$(8.74)	$(0.27)	$(4.47)
9/30/2007		28.92	0.37	7.52	7.89	(0.49)	(2.33)
9/30/2006		24.54	0.22	4.62	4.84	(0.46)	-
9/30/2005		19.44	0.25	5.01	5.26	(0.16)	-
9/30/2004		16.63	0.16	2.86	3.02	(0.21)	-

ARTISAN INTERNATIONAL SMALL CAP FUND
Investor Shares
9/30/2008		$26.96	$0.21	$(9.26)	$(9.05)	$(0.20)	$(3.43)
9/30/2007		22.77	0.11	8.54	8.65	(0.70)	(3.76)
9/30/2006		20.86	0.09	3.90	3.99	(0.20)	(1.88)
9/30/2005		16.40	0.19	6.16	6.35	(0.12)	(1.77)
9/30/2004		13.84	0.15	2.93	3.08	(0.03)	(0.49)

(1)	Computed based on average shares outstanding.
(2)	Periods less than twelve months (where applicable) are not annualized.
(3)	Periods less than twelve months (where applicable) are annualized.
(4)

The ratios of expenses to average net assets and net investment income (loss) to average net assets exclude expenses waived or paid by the Adviser or the board of directors. Absent expenses waived or paid by the Adviser or the board of directors, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows:

	Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment (Loss) to Average Net Assets
Global Value Investor Shares	9/30/2008	3.53%	(0.70)%

(5)	For the period from commencement of operations (December 10, 2007) through September 30, 2008.

Total Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets End of Period (millions)	Ratio of Expenses to Average Net Assets(3)(4)	Ratio of Net Investment Income to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)

$-	$8.32	(16.80)%	$9.6	1.44%	1.39%	42.27%

$(4.67)	$20.34	(29.99)%	$8,760.0	1.22%	1.28%	54.42%
(2.76)	33.75	28.69	12,810.0	1.21	1.01	66.30
(0.41)	28.75	19.84	9,801.9	1.20	0.66	57.80
(0.12)	24.40	26.97	7,686.9	1.19	0.94	56.15
(0.18)	19.33	18.04	6,130.2	1.22	0.64	54.96

$(4.74)	$20.51	(29.83)%	$3,043.8	0.98%	1.50%	54.42%
(2.82)	33.99	28.99	5,049.3	0.98	1.22	66.30
(0.46)	28.92	20.07	4,116.0	1.00	0.82	57.80
(0.16)	24.54	27.21	3,988.1	0.99	1.11	56.15
(0.21)	19.44	18.31	3,622.1	1.01	0.85	54.96

$(3.63)	$14.28	(38.44)%	$732.4	1.51%	0.96%	42.80%
(4.46)	26.96	43.10	1,356.0	1.52	0.45	49.85
(2.08)	22.77	21.63	939.8	1.53	0.41	62.21
(1.89)	20.86	42.13	781.1	1.53	1.03	57.25
(0.52)	16.40	22.66	515.0	1.57	0.95	81.03

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS, INC.

Financial Highlights – For a share outstanding throughout each period (Continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains

ARTISAN INTERNATIONAL VALUE FUND
Investor Shares
9/30/2008	$28.49	$0.45	$(5.56)	$(5.11)	$(0.51)	$(1.67)
9/30/2007	26.71	0.38	3.12	3.50	(0.44)	(1.28)
9/30/2006	22.38	0.53	4.87	5.40	(0.47)	(0.60)
9/30/2005	18.54	0.28	3.88	4.16	(0.11)	(0.21)
9/30/2004	14.32	0.28	4.33	4.61	(0.09)	(0.30)
Institutional Shares
9/30/2008	$28.53	$0.52	$(5.58)	$(5.06)	$(0.58)	$(1.67)
9/30/2007	26.71	0.41	3.14	3.55	(0.45)	(1.28)

ARTISAN MID CAP FUND
Investor Shares
9/30/2008	$37.06	$(0.22)	$(6.86)	$(7.08)	$-	$(5.90)
9/30/2007	31.77	(0.24)	9.00	8.76	-	(3.47)
9/30/2006	30.84	(0.17)	2.43	2.26	-	(1.33)
9/30/2005	26.13	(0.18)	4.89	4.71	-	-
9/30/2004	23.11	(0.20)	3.22	3.02	-	-
Institutional Shares
9/30/2008	$37.78	$(0.14)	$(7.03)	$(7.17)	$-	$(5.90)
9/30/2007	32.24	(0.16)	9.17	9.01	-	(3.47)
9/30/2006	31.21	(0.10)	2.46	2.36	-	(1.33)
9/30/2005	26.38	(0.12)	4.95	4.83	-	-
9/30/2004	23.28	(0.14)	3.24	3.10	-	-

ARTISAN MID CAP VALUE FUND
Investor Shares
9/30/2008	$21.70	$0.03	$(2.31)	$(2.28)	$(0.08)	$(2.33)
9/30/2007	19.87	0.09	2.98	3.07	(0.06)	(1.18)
9/30/2006	19.60	0.06	1.04	1.10	(0.01)	(0.82)
9/30/2005	15.55	(0.01)	4.36	4.35	- (4)	(0.30)
9/30/2004	12.22	0.10	3.47	3.57	-	(0.24)

(1)	Computed based on average shares outstanding.
(2)	Periods less than twelve months (where applicable) are not annualized.
(3)	Periods less than twelve months (where applicable) are annualized.
(4)	Amount is between $0.005 and $(0.005) per share.

Total Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets End of Period (millions)	Ratio of Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)	Portfolio Turnover Rate(2)

$(2.18)	$21.20	(19.10)%	$1,029.4	1.23%	1.83%	44.72%
(1.72)	28.49	13.28	1,594.7	1.23	1.34	45.60
(1.07)	26.71	25.38	1,312.6	1.25	2.18	42.52
(0.32)	22.38	22.71	601.2	1.31	1.33	53.15
(0.39)	18.54	32.81	217.5	1.56	1.61	14.66

$(2.25)	$21.22	(18.92)%	$186.1	1.03%	2.10%	44.72%
(1.73)	28.53	13.48	218.9	1.06	1.47	45.60

$(5.90)	$24.08	(22.47)%	$3,732.3	1.24%	(0.75)%	79.76%
(3.47)	37.06	29.83	5,319.3	1.22	(0.73)	71.04
(1.33)	31.77	7.42	4,571.9	1.18	(0.55)	73.59
-	30.84	18.06	4,874.0	1.18	(0.63)	83.00
-	26.13	13.02	4,042.7	1.19	(0.77)	101.09

$(5.90)	$24.71	(22.23)%	$537.2	0.95%	(0.46)%	79.76%
(3.47)	37.78	30.17	785.4	0.95	(0.47)	71.04
(1.33)	32.24	7.66	797.9	0.95	(0.31)	73.59
-	31.21	18.35	981.3	0.95	(0.40)	83.00
-	26.38	13.27	1,036.0	0.96	(0.54)	101.09

$(2.41)	$17.01	(11.16)%	$3,231.5	1.21%	0.18%	69.77%
(1.24)	21.70	15.88	3,420.7	1.20	0.41	53.62
(0.83)	19.87	5.87	2,643.3	1.20	0.33	47.73
(0.30)	19.60	28.42	2,771.2	1.22	(0.04)	51.60
(0.24)	15.55	29.60	312.3	1.39	0.73	53.79

ARTISAN FUNDS, INC.

Financial Highlights – For a share outstanding throughout each period (Continued)

Year or Period Ended		Net Asset Value Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains

ARTISAN OPPORTUNISTIC GROWTH FUND
Investor Shares
9/30/2008	(5)	$10.00	$- (6)	$(0.68)	$(0.68)	$-	$-

ARTISAN OPPORTUNISTIC VALUE FUND
Investor Shares
9/30/2008		$12.22	$0.08	$(2.70)	$(2.62)	$(0.14)	$(0.88)
9/30/2007		10.41	0.20	1.73	1.93	(0.03)	(0.09)
9/30/2006	(7)	10.00	0.03	0.38	0.41	-	-

ARTISAN SMALL CAP FUND
Investor Shares
9/30/2008		$19.89	$(0.09)	$(4.82)	$(4.91)	$-	$(1.85)
9/30/2007		17.51	(0.13)	2.87	2.74	-	(0.36)
9/30/2006		17.95	(0.13)	0.26	0.13	-	(0.57)
9/30/2005		15.12	(0.13)	3.49	3.36	-	(0.53)
9/30/2004		12.53	(0.14)	2.73	2.59	-	-

ARTISAN SMALL CAP VALUE FUND
Investor Shares
9/30/2008		$18.13	$(0.02)	$(1.09)	$(1.11)	$-	$(3.09)
9/30/2007		19.17	(0.01)	1.44	1.43	-	(2.47)
9/30/2006		19.51	(0.02)	2.00	1.98	-	(2.32)
9/30/2005		17.63	(0.03)	3.69	3.66	-	(1.78)
9/30/2004		13.67	(0.03)	4.19	4.16	-	(0.20)

(1)	Computed based on average shares outstanding.
(2)	Periods less than twelve months (where applicable) are not annualized.
(3)	Periods less than twelve months (where applicable) are annualized.
(4)

The ratios of expenses to average net assets and net investment income (loss) to average net assets exclude expenses waived or paid by the Adviser or the board of directors. Absent expenses waived or paid by the Adviser or the board of directors, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows:

	Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets
Opportunistic Growth Investor Shares	9/30/2008	48.41%	(47.60)%
Opportunistic Value Investor Shares	9/30/2006	1.64%	0.39%

(5)	For the period from commencement of operations (September 22, 2008) through September 30, 2008.
(6)	Amount is between $0.005 and $(0.005) per share.
(7)	For the period from commencement of operations (March 27, 2006) through September 30, 2006.

Total Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets End of Period (millions)	Ratio of Expenses to Average Net Assets(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)

$-	$9.32	(6.80)%	$5.7	1.50%	(0.69)%	3.05%

$(1.02)	$8.58	(22.88)%	$230.3	1.23%	0.77%	99.24%
(0.12)	12.22	18.65	278.7	1.24	1.71	50.79
-	10.41	4.10	75.0	1.49	0.55	34.07

$(1.85)	$13.13	(26.64)%	$587.1	1.22%	(0.58)%	96.90%
(0.36)	19.89	15.84	1,151.5	1.18	(0.70)	74.32
(0.57)	17.51	0.74	1,263.8	1.15	(0.70)	101.98
(0.53)	17.95	22.64	1,103.3	1.18	(0.80)	78.60
-	15.12	20.67	239.6	1.27	(0.95)	119.40

$(3.09)	$13.93	(5.77)%	$1,902.1	1.20%	(0.16)%	75.49%
(2.47)	18.13	7.48	2,151.2	1.19	(0.03)	72.38
(2.32)	19.17	11.40	2,039.5	1.17	(0.09)	58.88
(1.78)	19.51	22.42	1,720.9	1.18	(0.16)	56.03
(0.20)	17.63	30.76	1,192.8	1.18	(0.17)	41.31

ARTISAN FUNDS, INC.

Notes to Financial Statements – September 30, 2008

(1)	Organization:

Artisan Funds, Inc. (“Artisan Funds”) was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of eleven open-end, diversified mutual funds. The following funds (each a “Fund,” and collectively, the “Funds”) are covered by this report:

Fund Name	Inception Date
Artisan Global Value Fund (“Global Value Fund” or “Global Value”)	December 10, 2007
Artisan International Fund (“International Fund” or “International”)	December 28, 1995
Artisan International Small Cap Fund (“International Small Cap Fund” or “International Small Cap”)	December 21, 2001
Artisan International Value Fund (“International Value Fund” or “International Value”)	September 23, 2002
Artisan Mid Cap Fund (“Mid Cap Fund” or “Mid Cap”)	June 27, 1997
Artisan Mid Cap Value Fund (“Mid Cap Value Fund” or “Mid Cap Value”)	March 28, 2001
Artisan Opportunistic Growth Fund (“Opportunistic Growth Fund” or “Opportunistic Growth”)	September 22, 2008
Artisan Opportunistic Value Fund (“Opportunistic Value Fund” or “Opportunistic Value”)	March 27, 2006
Artisan Small Cap Fund (“Small Cap Fund” or “Small Cap”)	March 28, 1995
Artisan Small Cap Value Fund (“Small Cap Value Fund” or “Small Cap Value”)	September 29, 1997

Each Fund’s investment objective is to seek long-term capital growth. Each Fund has offered shares of capital stock of the class designated Investor Shares since the commencement of its operations. International Fund, International Value Fund and Mid Cap Fund began offering Institutional Shares on July 1, 1997, October 1, 2006 and July 1, 2000, respectively. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements.

Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class.

Income, expenses not specific to either class and realized and unrealized gains and losses were allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees, were allocated directly to that class.

Artisan Emerging Markets Fund, also a series of Artisan Funds, Inc., which commenced operations June 26, 2006 and offered only Institutional Shares. It began offering Advisor Shares on June 2, 2008. The financial statements of Artisan Emerging Markets Fund are presented in a separate report.

(2)	Summary of significant accounting policies:

The following is a summary of significant accounting policies of the Funds in effect during the period covered by the financial statements, which were in accordance with United States generally accepted accounting principles.

(a)

Security valuation – The net asset value (“NAV”) of the shares of each class of each Fund was determined as of the close of regular session trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m., Eastern Time, but sometimes earlier) each day

NOTES TO FINANCIAL STATEMENTS

the NYSE was open for regular session trading. The NAV of each class of shares was determined by dividing the value of each Fund’s securities and other assets attributed to that class, less its liabilities attributed to that class, by the number of outstanding shares of that class of that Fund.

In determining NAV, each equity security traded on a securities exchange, including the Nasdaq Stock Market and over-the-counter securities, was valued at the closing price as of the time of valuation on the exchange or market designated by the Fund’s accounting agent or pricing vendor as the principal exchange (the “principal exchange”). The closing price provided by the pricing vendor for a principal exchange may differ and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Absent closing price information from the principal exchange as of the time of valuation, the security was valued using the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or the most recent bid quotation on the principal exchange or, if not available, another exchange or in the over-the-counter market, except that securities listed on the London Stock Exchange were valued at the mean of the most recent bid and asked quotations as of the time of valuation. Short-term investments, other than repurchase agreements, maturing within sixty days from the valuation date were valued at amortized cost, which approximates market value.

Securities for which prices were not readily available were valued by Artisan Funds’ valuation committee (the “valuation committee”) at a fair value determined in good faith under procedures established by and under the general supervision of Artisan Funds’ board of directors (the “board of directors”). A price was considered to be not readily available if, among other things, the valuation committee believed that the price determined as described in the preceding paragraph did not reflect a fair value of the security.

Global Value Fund, International Fund, International Small Cap Fund and International Value Fund generally invested a significant portion, and perhaps as much as substantially all, of their total assets in securities principally traded in markets outside the U.S. Each of the other Funds had the ability to invest, and some Funds did invest, in securities principally traded outside the U.S. The foreign markets in which the Funds invested were sometimes open on days when the NYSE was not open and the Funds did not calculate their NAVs, and sometimes were not open on days when the Funds did calculate their NAVs. Even on days on which both the foreign market and the NYSE were open, several hours may have passed between the time when trading in the foreign market closed and the time as of which the Funds calculate their NAVs. That was generally the case for markets in Europe, Asia, Australia and other far eastern markets; the regular closing time of foreign markets in North and South America was generally the same as the closing time of the NYSE and the time as of which the Funds calculated their NAVs.

The valuation committee concluded that a price determined under the Funds’ valuation procedures was not readily available if, among other things, the valuation committee believed that the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded but before the time for determination of NAV (“subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, imposition of foreign exchange controls by a foreign

NOTES TO FINANCIAL STATEMENTS

government), a potentially global development (such as a terrorist attack that may be expected to have an impact on investor expectations worldwide) or a significant change in one or more U.S. securities indices. Artisan Funds monitored for subsequent events using several tools. An indication by any of those tools of a potential material change in the value of securities resulted in either a meeting of the valuation committee, which considered whether a subsequent event had occurred and whether local market closing prices continued to represent fair values for potentially affected non-U.S. securities, and/or a valuation based on information provided by a third party research service. This third party research service was used to assist in determining estimates of fair values for foreign securities. That service utilized statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value.

Estimates of fair values utilized by the Funds as described above may differ from the value realized on the subsequent sale of those securities and from quoted or published prices for those securities. The differences may have been material to the NAV of the applicable Fund or to the information presented.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

(b)	Income taxes – No provision was made for federal income taxes or excise taxes since each Fund intends to (i) comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and (ii) distribute to its shareholders substantially all of its taxable income as well as net realized gains from the sale of investment securities. The Funds may utilize earnings and profits distributed to shareholders on redemptions of Fund shares as part of the dividends paid deduction.

The Funds may be subject to taxes on realized gains from the sale of investment securities imposed by certain countries in which the Funds invest. The Funds recorded the foreign tax expense, if any, on an accrual basis. The taxes were included in “Payable for withholding taxes” on the accompanying Statements of Assets and Liabilities.

(c)	Portfolio transactions – In determining a Fund’s NAV, security transactions and shareholder transactions were accounted for no later than one business day after trade date, in accordance with applicable law. However, for financial reporting purposes, security transactions and shareholder transactions were recorded on trade date in accordance with United States generally accepted accounting principles. Net realized gains and losses on securities were computed on specific security lot identification.

(d)	Foreign currency translation – Values of foreign investments, open foreign currency forward contracts, payables for capital gains taxes and cash denominated in foreign currencies were translated into U.S. dollars using a spot market rate of exchange as of the time of determination of each Fund’s NAV on the day of valuation. Payables and receivables for securities transactions, dividend and reclaim receivables and other receivables and payables denominated in a foreign currency were translated into U.S. dollars using a spot market rate of exchange as of 12:00 p.m. (Eastern Time) on the day of valuation. Purchases and sales of investments and dividend and interest income were translated into U.S. dollars using a spot market rate of exchange as of 12:00 p.m. (Eastern Time) on the date of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates was included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

NOTES TO FINANCIAL STATEMENTS

The Funds may enter into foreign currency forward contracts to hedge the foreign currency exposure on open payables and receivables. These foreign currency forward contracts, or spot contracts, generally settle within two business days. The Funds also may enter into foreign currency forward contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. At September 30, 2008, International Value Fund held a foreign currency forward contract to hedge against foreign currency exchange rate risk on a non-U.S. dollar denominated investment security. Foreign currency forward contracts were recorded at market value and any related realized and unrealized gains and losses were reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses were treated as ordinary income or loss. The Funds could be exposed to loss if the counterparties fail to perform under these contracts.

Other foreign currency related transaction gains and losses may result from currency gains and losses realized from the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. The net increase (decrease) in unrealized appreciation or depreciation on foreign currency related transactions arose from changes in the values of assets and liabilities, other than investments in securities, resulting from changes in foreign exchange rates.

(e)	Repurchase agreements – Each Fund may enter into repurchase agreements with institutions that Artisan Partners Limited Partnership (“the Adviser”) determined were creditworthy pursuant to criteria adopted by the board of directors. Repurchase agreements were recorded at cost plus accrued interest and were collateralized in an amount greater than or equal to the repurchase price plus accrued interest. Collateral was held by the Funds’ custodian and in the event of default on the obligation of the counterparty to repurchase, the Funds had the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the proceeds from any sale of such collateral were less than the repurchase price, the Fund would have suffered a loss.

(f)	Depository receipts – Each of the Funds may invest in depository receipts. Depository receipts are typically issued by a financial institution (a “depository”), evidencing ownership interests in a security issued by an issuer and deposited with the depository.

(g)	Securities lending – Each of the Funds may enter into securities lending transactions secured by collateral in the form of U.S. Government securities at least equal to, at all times, the fair value of the securities loaned. When securities are on loan, the Fund does not receive dividends on the securities loaned, but receives compensation from the borrower in lieu of such dividends. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the applicable Fund. In entering into securities lending arrangements, the Fund takes the risk that the borrower may not provide additional collateral when required or return the securities when due or, if the borrower defaults, the Fund may experience delays in selling collateral or the collateral may not be sufficient to cover the value of securities lent. There were no securities on loan as of September 30, 2008.

During the year ended September 30, 2008, International Fund earned $5,642,452 from securities lending transactions, which was included in the accompanying Statement of Operations.

(h)	Equity-linked participation certificates – The Funds may invest in equity-linked participation certificates. Equity-linked participation certificates are derivative securities which are

NOTES TO FINANCIAL STATEMENTS

designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. An investment in equity-linked participation certificates creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. Equity-linked participation certificates may be more volatile and less liquid than equity securities.

(i)	Transfer agent fees – Each Fund paid fees to, and reimbursed expenses of, the Funds’ transfer agent. In addition, the Funds have authorized certain financial services companies, broker-dealers, banks or other authorized agents, and in some cases, other organizations designated by an authorized agent (with their designees, collectively “authorized agents”) to accept purchase, exchange and redemption orders for Investor Shares on the Funds’ behalf. Many authorized agents charged a fee for accounting and shareholder services that the agent provided to Fund shareholders on the Fund’s behalf. Those services typically included recordkeeping, transaction processing for shareholders’ accounts and other services. The fee was either based on the number of accounts to which the intermediary provided such services, or a percentage, as of September 30, 2008, up to 0.40% annually of the average value of Fund shares held in such accounts. Each Fund paid a portion of such fees, which are intended to compensate the authorized agent for its provision of services of the type that would be provided by the Funds’ transfer agent or other service providers if the shares were registered on the books of the Funds’ transfer agent. The balance of the fees incurred was paid by the Adviser. The Funds’ expenses incurred for services provided by authorized agents were included in “Transfer agent fees” in the Statements of Operations. The table below shows the fees and expenses to the Funds’ transfer agent and the fees to authorized agents incurred by each class of each Fund during the year ended September 30, 2008:

	Year Ended 9/30/08
Fund	Fees and Expenses to Transfer Agent	Fees to Authorized Agents	Total
Global Value - Investor Shares(1)	$41,696	$16,671	$58,367
International - Investor Shares	658,105	26,448,546	27,106,651
International - Institutional Shares	32,716	-	32,716
International Small Cap - Investor Shares	100,814	1,889,960	1,990,774
International Value - Investor Shares	139,782	2,281,454	2,421,236
International Value - Institutional Shares	12,791	-	12,791
Mid Cap - Investor Shares	236,499	12,592,145	12,828,644
Mid Cap - Institutional Shares	18,684	-	18,684
Mid Cap Value - Investor Shares	352,586	6,767,160	7,119,746
Opportunistic Growth - Investor Shares(2)	3,000	124	3,124
Opportunistic Value - Investor Shares	86,703	498,390	585,093
Small Cap - Investor Shares	162,007	1,410,656	1,572,663
Small Cap Value - Investor Shares	103,172	3,890,675	3,993,847

(1)For the period from commencement of operations (December 10, 2007) through September 30, 2008.
(2)For the period from commencement of operations (September 22, 2008) through September 30, 2008.

NOTES TO FINANCIAL STATEMENTS

(j)	Commission recapture – Each of the Funds had the ability to direct portfolio trades to various brokers that have agreed to rebate a portion of the commissions generated. Such cash rebates were made directly to the applicable Fund and were included in net realized gain or loss on investments in the Statements of Operations as follows:

Global Value	$-
International	-
International Small Cap	4,774
International Value	5,066
Mid Cap	478,970
Mid Cap Value	305,663
Opportunistic Growth	-
Opportunistic Value	25,175
Small Cap	158,154
Small Cap Value	249,755

(k)	Use of estimates – The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(l)	Indemnifications – In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim had been made for indemnification pursuant to any such agreement of the Funds.

(m)	Other – Dividend income less foreign taxes withheld, if any, was generally recorded on the ex-dividend date. In some cases, the information was not available to the Fund on the ex-dividend date. In such cases, which may have included dividends from private placements or foreign securities, dividends were recorded as soon after the ex-dividend date as reliable information became available to the Funds. Non-cash dividends included in dividend income, if any, were generally recorded at the fair market value of securities received. Interest income was recorded on the accrual basis. Distributions to shareholders were recorded on the ex-dividend date. Expenses attributable to Artisan Funds were generally allocated to each Fund based on net assets. However, other expense allocation methodologies were used, depending on the nature of the expense item. Expenses attributable to a particular Fund or class were allocated directly to that Fund or class.

The character of income and net realized gains and losses may differ in some instances for financial statement and tax purposes and may result in reclassification of permanent differences among certain capital accounts to more appropriately conform financial accounting to tax characterizations of dividend and capital gain distributions.

Global Value Fund, International Fund, International Small Cap Fund and International Value Fund generally imposed a 2% redemption fee on shares held 90 days or less. Those redemption fees were recorded as a reduction in the cost of shares redeemed and had the primary effect of increasing paid-in capital. Each Fund reserved the right to waive or reduce the 2% redemption fee on shares held 90 days or less at its discretion when the Fund believed such waiver was in the best interests of the Fund, including but not limited to when it determined that imposition of the redemption fee was not

NOTES TO FINANCIAL STATEMENTS

necessary to protect the Fund from the effects of short-term trading. The Funds waived the fee on redemption of shares held by certain authorized agents or other Fund intermediaries.

(3)	Transactions with affiliates:

The Adviser, with which the officers and a director of Artisan Funds were affiliated, provided investment advisory and administrative services to the Funds. In exchange for those services, each Fund (with the exception of Global Value Fund, International Fund, International Small Cap Fund, Opportunistic Growth Fund and Opportunistic Value Fund) paid a monthly management fee to the Adviser as follows:

Average Daily Net Assets	Annual Rate
Less than $500 million	1.000%
$500 million to $750 million	0.975
$750 million to $1 billion	0.950
Greater than $1 billion	0.925

Global Value Fund pays a monthly management fee to the Adviser as follows:

Average Daily Net Assets	Annual Rate
Less than $1 billion	1.000%
$1 billion to $4 billion	0.975
$4 billion to $8 billion	0.950
$8 billion to $12 billion	0.925
Greater than $12 billion	0.900

International Fund pays a monthly management fee to the Adviser as follows:

Average Daily Net Assets	Annual Rate
Less than $500 million	1.000%
$500 million to $750 million	0.975
$750 million to $1 billion	0.950
$1 billion to $12 billion	0.925
Greater than $12 billion	0.900

International Small Cap Fund pays a monthly management fee to the Adviser at an annual rate of 1.250% of average daily net assets.

Opportunistic Growth Fund and Opportunistic Value Fund pay a monthly management fee to the Adviser as follows:

Average Daily Net Assets	Annual Rate
Less than $1 billion	0.900%
$1 billion to $4 billion	0.875
$4 billion to $8 billion	0.850
$8 billion to $12 billion	0.825
Greater than $12 billion	0.800

The Adviser has voluntarily undertaken to reimburse Global Value Fund and Opportunistic Growth Fund for any ordinary operating expenses in excess of 1.50% of average daily net assets, annually.

NOTES TO FINANCIAL STATEMENTS

The officers and director of Artisan Funds who are affiliated with the Adviser receive no compensation from the Funds.

Prior to January 1, 2008, each director who was not an interested person of Artisan Funds or the Adviser received an annual retainer of $150,000, payable quarterly, as well as reimbursement of expenses related to his duties as a director of Artisan Funds. In addition, the non-interested chair of the board of directors received an additional annual retainer of $60,000, payable quarterly, and each chair of a board committee who was a non-interested director received an additional annual retainer of $30,000, payable quarterly. Effective January 1, 2008, each director who is not an interested person of Artisan Funds or the Adviser receives an annual retainer of $160,000, payable quarterly. The other additional annual retainer fees were unchanged. These fees were generally allocated to each of the Artisan Funds based on net assets, subject to a minimum allocation of $1,500 to each Fund per quarter. Directors fees for Global Value Fund have been waived through September 30, 2008.

Artisan Funds has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. For purposes of determining the amount owed to the directors under the plan, deferred amounts were invested in shares of Artisan Funds as selected by the individual directors. Each Fund purchased shares of Artisan Funds selected for deferral by the director in amounts equal to his investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets were included as a component of “Other assets” on the Statements of Assets and Liabilities. Deferral of directors’ fees under the plan did not affect the net assets of the Funds, and did not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the plan.

Shares of Artisan Funds were offered for sale by Artisan Distributors LLC (“Distributors”). Distributors is wholly owned by the Adviser. All distribution expenses relating to the Funds were paid by the Adviser.

(4)	Line of credit arrangement:

Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, which expires August 2009, under which each Fund may borrow up to the lesser of (a) $75 million or (b) the lesser of (i) 10% of its total adjusted net assets (after giving effect to the loan) or (ii) the maximum amount the Fund may have borrowed under the Investment Company Act of 1940, the limitations included in the Fund’s prospectus, or any limit or restriction under any law or regulation to which the Fund was subject or any agreement to which the Fund or Artisan Funds is a party; provided that the aggregate borrowings by all Artisan Funds may not exceed $100 million. Artisan Funds paid a commitment fee at the annual rate of 0.10% on the unused portion of the line of credit. Interest would have been charged on any borrowings at the current Federal Funds rate plus 0.50%. The use of the line of credit was generally restricted to temporary borrowing for extraordinary or emergency purposes. During the year ended September 30, 2008, there were no borrowings under the line of credit.

NOTES TO FINANCIAL STATEMENTS

(5)	Investment transactions:

The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the year ended September 30, 2008 were as follows:

Fund	Security Purchases	Security Sales
Global Value(1)	$14,373,909	$3,669,752
International	8,654,310,407	9,451,556,705
International Small Cap	456,811,158	538,773,072
International Value	638,571,345	850,317,792
Mid Cap	4,117,160,113	4,464,623,882
Mid Cap Value	2,343,794,229	2,077,751,021
Opportunistic Growth(2)	5,918,792	163,249
Opportunistic Value	247,905,569	228,029,549
Small Cap	805,088,280	1,081,837,058
Small Cap Value	1,350,589,131	1,525,336,921

(1)	For the period from commencement of operations (December 10, 2007) through September 30, 2008.
(2)	For the period from commencement of operations (September 22, 2008) through September 30, 2008.

(6)	Transactions in securities of affiliates:

The table below shows information about securities of the Funds’ “affiliates” (as defined below) that were held by the Funds, purchased or sold by the Funds, or from which dividends were received by the Funds during the year ended September 30, 2008. The Funds identify a company as an affiliate for the purpose of this report if one or more of the Funds owned, in the aggregate, voting securities that it believed represented 5% or more of that company’s outstanding voting securities (as defined by the Investment Company Act of 1940) during the year ended September 30, 2008.

		As of 9/30/07					As of 9/30/08
Fund	Security	Share Balance	Purchase Cost	Sales Cost	Net Realized Gain (Loss)	Dividend Income(1)	Share Balance	Value
Global Value(2)
	Credit Saison Co., Ltd.(3)(4)	-	$311,637	$15,190	$(5,104)	$2,390	11,400	$185,456
	Total(5)		$311,637	$15,190	$(5,104)	$2,390
International
	Credit Saison Co., Ltd.(3)	8,625,200	$-	$217,423,551	$(74,860,419)	$1,578,042	1,897,823	$30,873,858
	Shanghai Electric Group Company Limited, Series H(4)(6)	-	110,038,880	-	-	-	150,931,921	45,393,696
	Total(5)		$110,038,880	$217,423,551	$(74,860,419)	$1,578,042		$45,393,696
International Small Cap
	CDNetworks Co., Ltd.(3)(6)	533,656	$-	$17,320,963	$(9,343,122)	$-	-	$-
	Spazio Investment NV	1,718,422	-	1,849,706	(462,239)	2,304,249	1,600,055	19,013,051
	Total(5)		$-	$19,170,669	$(9,805,361)	$2,304,249		$19,013,051

See notes on page 76.

NOTES TO FINANCIAL STATEMENTS

		As of 9/30/07					As of 9/30/08
Fund	Security	Share Balance	Purchase Cost	Sales Cost	Net Realized Gain (Loss)	Dividend Income(1)	Share Balance	Value
International Value
	Benfield Group Plc	11,229,422	$3,313,540	$4,493,080	$(811,351)	$3,752,750	11,241,209	$66,922,543
	Credit Saison Co., Ltd.(3)	2,009,500	21,021,690	12,237,407	1,524,515	538,043	2,433,169	39,582,887
	Pfeiffer Vacuum Technology AG(3)	499,995	-	15,826,849	17,793,153	1,219,090	149,681	11,986,107
	SurfControl PLC(3)	1,622,708	-	13,618,504	9,572,504	-	-	-
	Total(5)		$24,335,230	$46,175,840	$28,078,821	$5,509,883		$66,922,543
Mid Cap
	Chico’s FAS, Inc.(3)	5,456,168	$2,547,668	$57,624,668	$(61,355,627)	$-	-	$-
	Intermec, Inc.(6)	3,770,200	5,518,693	11,075,242	(3,809,833)	-	3,481,619	68,378,997
	Total(5)		$8,066,361	$68,699,910	$(65,165,460)	$-		$68,378,997
Mid Cap Value
	Acuity Brands, Inc.(4)	-	$129,384,332	$3,495,285	$(76,959)	$1,036,777	2,806,700	$117,207,792
	Benchmark Electronics, Inc.(3)(4)(6)	2,045,800	7,939,586	51,998,288	(7,650,380)	-	-	-
	Chico’s FAS, Inc.(3)(6)	3,359,400	3,230,774	57,506,156	(32,065,927)	-	-	-
	Con-way Inc.(4)	1,101,600	40,432,644	1,694,888	(256,400)	635,310	2,001,900	88,303,809
	Rent-A-Center, Inc.(6)	3,768,900	8,359,215	45,464,486	14,899,118	-	2,455,300	54,704,084
	Thor Industries, Inc.(4)	1,222,800	64,037,036	30,436,760	2,221,011	349,783	2,682,100	66,569,722
	Zale Corporation(3)(6)	2,323,600	-	60,643,522	(16,809,508)	-	-	-
	Total(5)		$253,383,587	$251,239,385	$(39,739,045)	$2,021,870		$326,785,407
Opportunistic Value
	Chico’s FAS, Inc.(3)	260,400	$1,941,560	$4,291,090	$(2,349,531)	$-	-	$-
	Total(5)		$1,941,560	$4,291,090	$(2,349,531)	$-		$-
Small Cap
	DSP Group, Inc.(3)(4)	763,600	$471,743	$16,728,651	$(6,934,140)	$-	-	$-
	Total(5)		$471,743	$16,728,651	$(6,934,140)	$-		$-
Small Cap Value
	Acuity Brands, Inc.(4)	-	$43,304,382	$145,010	$(1,602)	$251,563	1,000,800	$41,793,408
	America Service Group Inc.(3)(6)	603,600	638,417	10,447,472	(4,828,215)	-	115,600	1,100,512
	AMN Healthcare Services, Inc.(6)	2,114,100	1,525,042	4,313,995	(1,248,817)	-	2,009,800	35,312,186
	Benchmark Electronics, Inc.(3)(4)(6)	1,183,900	8,672,758	4,433,205	(1,030,958)	-	1,391,800	19,596,544
	Celadon Group, Inc.(3)	1,304,800	-	21,340,969	(12,687,690)	-	-	-
	Chico’s FAS, Inc.(3)(4)	-	9,583,996	9,583,996	(3,095,306)	-	-	-
	Commercial Vehicle Group, Inc(3)	1,253,500	-	24,460,780	11,987,391	-	-	-
	Con-way Inc.(4)	-	22,732,008	197,937	20,340	169,250	572,700	25,261,797
	Cross Country Healthcare, Inc.(6)	2,363,300	1,476,562	5,524,859	(1,174,277)	-	2,155,000	35,104,950
	Diamond Management & Technology Consultants, Inc.(4)	1,107,900	7,851,386	1,810,715	(822,919)	625,555	1,897,400	8,898,806

See notes on page 76.

NOTES TO FINANCIAL STATEMENTS

		As of 9/30/07					As of 9/30/08
Fund	Security	Share Balance	Purchase Cost	Sales Cost	Net Realized Gain (Loss)	Dividend Income(1)	Share Balance	Value
	DSP Group, Inc.(3)(4)(6)	634,900	1,030,440	1,770,432	(678,610)	-	647,600	4,954,140
	Ethan Allen Interiors Inc.(3)	1,554,100	2,037,657	16,056,309	(3,331,520)	1,267,948	1,178,800	33,029,976
	Gevity HR, Inc.(3)	1,428,600	-	30,568,505	(20,671,081)	240,021	-	-
	Hudson Highland Group, Inc.(4)(6)	797,500	8,220,908	1,644,962	(794,945)	-	1,563,500	10,866,325
	Intevac, Inc.(6)	1,121,800	2,934,985	3,553,957	(1,193,008)	-	1,139,100	12,120,024
	Kforce Inc.(4)(6)	978,900	16,669,336	2,421,591	(900,368)	-	2,284,400	23,323,724
	LTX-Credence Corp(3)(6)	3,758,100	1,503,806	3,276,121	(1,734,670)	-	3,769,700	6,559,278
	Manhattan Associates, Inc.(4)(6)	-	28,849,794	-	-	-	1,244,700	27,806,598
	MarineMax, Inc.(3)	1,231,200	1,043,010	30,147,751	(15,008,422)	-	-	-
	Medical Staffing Network Holdings, Inc.(6)	1,639,200	683,655	210,612	(74,236)	-	1,760,100	2,904,165
	MicroStrategy Incorporated, Class A(4)(6)	-	32,056,978	-	-	-	462,000	27,502,860
	National Dentex Corporation(6)	413,500	238,956	381,278	(137,055)	-	415,800	2,536,380
	Orbotech, Ltd.(6)	2,537,400	4,306,949	4,285,955	(1,519,634)	-	2,635,500	21,057,645
	Rent-A-Center, Inc.(6)	1,821,100	1,545,193	6,766,214	(2,953,352)	-	1,638,400	36,503,552
	Rudolph Technologies, Inc.(4)(6)	516,700	17,013,235	1,827,257	(426,869)	-	1,771,000	14,840,980
	Sanderson Farms, Inc.(4)	752,900	14,111,678	4,066,178	(719,557)	461,104	1,045,200	38,400,648
	SI International Inc.(6)	1,127,900	1,713,326	11,833,986	(1,310,622)	-	834,500	25,076,725
	Stewart Information Services Corporation	1,615,500	2,304,210	11,953,341	(4,761,726)	1,211,625	1,447,400	43,060,150
	Thor Industries, Inc.(4)	-	30,818,479	570,826	(20,132)	101,073	1,019,300	25,299,026
	Ultra Clean Holdings, Inc.(4)(6)	-	17,914,493	1,433,482	(291,222)	-	1,327,900	6,692,616
	Ultratech, Inc.(4)(6)	915,600	5,278,074	3,578,222	220,950	-	1,176,300	14,233,230
	Xyratex Ltd(3)(4)(6)	1,400,700	2,477,656	7,665,889	(2,751,457)	-	1,179,400	13,126,722
	Zale Corporation(3)	1,586,600	636,861	30,432,718	(5,691,543)	-	-	-
	Total(5)		$289,174,230	$256,704,524	$(77,631,132)	$4,328,139		$478,595,795

(1)	Net of foreign taxes withheld, if any.
(2)	For the period from commencement of operations (December 10, 2007) through September 30, 2008.
(3)	Issuer was no longer an affiliate as of September 30, 2008.
(4)	Issuer was not an affiliate as of September 30, 2007.
(5)	Total value as of 9/30/08 is presented for only those issuers that were affiliates as of September 30, 2008.
(6)	Non-income producing security.

NOTES TO FINANCIAL STATEMENTS

(7)	Information for Federal income tax purposes:

For Federal income tax purposes, the cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized depreciation on investments as of September 30, 2008 were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized (Depreciation) on Investments
Global Value	$10,763,452	$192,646	$(1,518,604)	$(1,325,958)
International	13,062,854,979	4,434,734,176	(5,765,760,719)	(1,331,026,543)
International Small Cap	831,143,089	104,181,088	(209,985,276)	(105,804,188)
International Value	1,348,898,536	83,449,394	(208,729,095)	(125,279,701)
Mid Cap	4,408,176,452	379,193,878	(522,476,627)	(143,282,749)
Mid Cap Value	3,452,632,006	146,241,483	(380,389,529)	(234,148,046)
Opportunistic Growth	6,088,314	15,749	(403,005)	(387,256)
Opportunistic Value	263,992,876	3,420,673	(38,318,433)	(34,897,760)
Small Cap	658,770,790	49,437,761	(107,428,465)	(57,990,704)
Small Cap Value	2,068,267,545	116,626,542	(250,368,032)	(133,741,490)

The difference between cost of investments for financial reporting and cost of investments for Federal income tax purposes was due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals and passive foreign investment company transactions).

The tax characterization of ordinary income dividends and long-term capital gain distributions paid during the year ended September 30, 2008 and the year ended September 30, 2007 were as follows:

	Year Ended 9/30/08		Year Ended 9/30/07
Fund	Ordinary Income Dividends	Long-Term Capital Gain Distributions	Ordinary Income Dividends	Long-Term Capital Gain Distributions
Global Value(1)	$-	$-	NA	NA
International	361,370,744	2,098,971,481	$218,986,067	$1,133,040,051
International Small Cap	35,072,445	143,355,129	50,533,801	134,834,295
International Value	75,430,570	56,114,817	58,575,572	43,042,210
Mid Cap	127,054,050	878,662,613	26,122,960	536,887,202
Mid Cap Value	133,648,047	229,060,087	80,938,738	82,640,591
Opportunistic Growth(2)	-	-	NA	NA
Opportunistic Value	17,623,743	3,914,935	1,200,487	-
Small Cap	30,590,323	72,684,961	16,675,263	7,936,601
Small Cap Value	101,945,017	237,542,428	86,156,248	178,063,984

(1)	For the period from commencement of operations (December 10, 2007) through September 30, 2008.
(2)	For the period from commencement of operations (September 22, 2008) through September 30, 2008.

NOTES TO FINANCIAL STATEMENTS

Ordinary income dividends and long-term capital gain distributions were determined in accordance with income tax regulations that may differ from U.S. generally accepted accounting principles. These differences were due to differing treatments for items such as net short-term gains, wash sale loss deferrals, passive foreign investment company transactions, foreign currency transactions, net investment losses and post-October losses. Gains on redemptions-in-kind for Mid Cap Fund of $75,771,221 were included in net realized gain (loss) on investments in the Statement of Operations for the year ended September 30, 2008, and were not recognized for Federal income tax purposes.

Additional tax information as of and for the year ended September 30, 2008 follows:

	As of 9/30/08
	Undistributed Ordinary Income	Undistributed Long-Term Gain	Post-October Losses
Global Value	$98,096	$-	$188,442
International	168,511,911	318,081,129	-
International Small Cap	8,258,118	6,812,109	-
International Value	8,591,143	-	-
Mid Cap	-	46,098,021	-
Mid Cap Value	4,653,715	23,959,223	-
Opportunistic Growth	-	-	9,348
Opportunistic Value	1,235,962	-	33,825,163
Small Cap	-	-	70,339,287
Small Cap Value	-	41,867,860	-

As of September 30, 2008, none of the Funds had capital loss carryovers.

NOTES TO FINANCIAL STATEMENTS

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NOTES TO FINANCIAL STATEMENTS

(8)	Fund share activities:

Capital share transactions for the Funds were as follows:

	GLOBAL VALUE	INTERNATIONAL		INTERNATIONAL SMALL CAP
Year ended September 30, 2008	Investor Shares(1)	Investor Shares	Institutional Shares	Investor Shares
Proceeds from shares issued	$12,217,315	$2,769,106,273	$154,759,460	$338,978,430
Net asset value of shares issued in reinvestment of dividends and distributions	-	1,711,689,210	659,043,481	168,476,300
Cost of shares redeemed(3)	(1,227,950)	(2,910,764,948)	(814,639,751)	(454,056,544)

Net increase (decrease) from fund share transactions	$10,989,365	$1,570,030,535	$(836,810)	$53,398,186

Shares sold	1,289,375	99,755,202	5,745,726	15,891,243
Shares issued in reinvestment of dividends and distributions	-	59,207,513	22,647,542	7,514,554
Shares redeemed	(139,715)	(107,847,385)	(28,563,145)	(22,390,636)

Net increase (decrease) in capital shares	1,149,660	51,115,330	(169,877)	1,015,161

		INTERNATIONAL		INTERNATIONAL SMALL CAP
Year ended September 30, 2007		Investor Shares	Institutional Shares	Investor Shares
Net asset value of share transferred
Proceeds from shares issued		$2,337,197,971	$345,075,492	$252,969,681
Net asset value of shares issued in reinvestment of dividends and distributions		914,418,120	375,581,486	175,371,857
Cost of shares redeemed(3)		(2,130,141,244)	(557,699,941)	(230,699,630)

Net increase (decrease) from fund share transactions		$1,121,474,847	$162,957,037	$197,641,908

Shares sold		76,830,902	11,130,276	10,654,264
Shares issued in reinvestment of dividends and distributions		31,850,161	13,013,912	8,191,119
Shares redeemed		(70,075,745)	(17,906,695)	(9,835,896)

Net increase (decrease) in capital shares		38,605,318	6,237,493	9,009,487

(1)	For the period from commencement of operations (December 10, 2007) through September 30, 2008.
(2)	For the period from commencement of operations (September 22, 2008) through September 30, 2008.
(3)	Net of redemption fees of:

Fund	9/30/2008	9/30/2007
Global Value - Investor Shares	$614	$-
International - Investor Shares	1,068,938	645,159
International - Institutional Shares	381,010	282,110
International Small Cap - Investor Shares	78,867	20,881
International Value - Investor Shares	76,325	345,305
International Value - Institutional Shares	13,231	25,764

NOTES TO FINANCIAL STATEMENTS

INTERNATIONAL VALUE		MID CAP		MID CAP VALUE	OPPORTUNISTIC GROWTH	OPPORTUNISTIC VALUE	SMALL CAP	SMALL CAP VALUE
Investor Shares	Institutional Shares	Investor Shares	Institutional Shares	Investor Shares	Investor Shares(2)	Investor Shares	Investor Shares	Investor Shares
$303,006,196	$50,740,000	$1,053,457,971	$18,291,682	$1,282,164,200	$6,064,467	$134,089,246	$114,409,460	$497,079,274

98,499,399	15,729,244	874,718,712	120,999,695	353,880,575	-	21,453,072	88,840,327	336,773,337
(592,204,517)	(34,673,009)	(1,467,033,037)	(102,000,633)	(1,053,149,242)	-	(118,108,405)	(394,430,741)	(609,539,934)

$(190,698,922)	$31,796,235	$461,143,646	$37,290,744	$582,895,533	$6,064,467	$37,433,913	$(191,180,954)	$224,312,677

12,372,002	1,981,408	33,783,896	611,019	69,665,295	607,693	13,272,801	7,289,087	34,187,741
3,939,976	629,926	28,651,121	3,870,752	19,573,041	-	2,084,847	5,335,755	24,653,978
(23,733,942)	(1,513,600)	(50,970,079)	(3,530,702)	(56,912,215)	-	(11,319,002)	(25,799,968)	(40,922,503)

(7,421,964)	1,097,734	11,464,938	951,069	32,326,121	607,693	4,038,646	(13,175,126)	17,919,216

INTERNATIONAL VALUE		MID CAP		MID CAP VALUE		OPPORTUNISTIC VALUE	SMALL CAP	SMALL CAP VALUE
Investor Shares	Institutional Shares	Investor Shares	Institutional Shares	Investor Shares		Investor Shares	Investor Shares	Investor Shares
$(78,194,778)	$78,194,778
957,403,055	142,979,398	$876,970,575	$29,536,850	$1,046,343,046		$237,762,506	$172,716,388	$431,174,415

88,578,891	6,278,901	474,031,867	81,886,968	157,266,155		1,195,855	20,175,067	261,614,625
(783,018,312)	(13,132,419)	(1,365,376,527)	(249,667,402)	(678,864,297)		(52,075,619)	(461,401,634)	(469,576,057)

$262,963,634	$136,125,880	$(14,374,085)	$(138,243,584)	$524,744,904		$186,882,742	$(268,510,179)	$223,212,983

34,002,714	4,976,598	25,859,207	865,002	48,644,407		19,849,521	9,186,678	22,800,221
3,182,856	225,616	15,430,725	2,620,383	7,766,230		107,251	1,113,414	14,477,843
(27,424,433)	(456,122)	(41,649,602)	(7,437,100)	(31,795,526)		(4,363,409)	(24,580,898)	(25,022,187)

9,761,137	4,746,092	(359,670)	(3,951,715)	24,615,111		15,593,363	(14,280,806)	12,255,877

NOTES TO FINANCIAL STATEMENTS

(9)	Litigation:

Artisan Funds and the Adviser were defendants in a lawsuit filed in the Circuit Court of the Third Judicial Circuit, Madison County, Illinois that sought certification of a plaintiff class consisting of all persons in the United States who held shares in Artisan International Fund for a period of more than 14 days during the five year period prior to the filing of the lawsuit in September 2003. The basic allegations in the case were that Artisan Funds and the Adviser did not make appropriate price adjustments to the foreign securities owned by Artisan International Fund prior to calculating that Fund’s NAV, thereby allegedly enabling market timing traders to trade Artisan International Fund’s shares in such a way as to disadvantage long-term investors. Following years of procedural litigation in state and federal courts, the case was resolved and dismissed with prejudice in May 2008.

Certain legal fees incurred by Artisan Funds in defense of the lawsuit prior to its resolution and related insurance recoveries of $357,858 have been allocated to Artisan International Fund and were included in professional fees in the Statement of Operations. The resolution of the lawsuit did not have a material effect on the financial condition or results of operations of any Artisan Fund.

(10)	Recent Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management has evaluated the implications of FIN 48 for all open tax years, and has determined there is no impact to the Funds’ financial statements.

In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of September 30, 2008, the Funds did not believe the adoption of FAS 157 would impact the amounts reported in the financial statements, however, additional disclosures would be required about the information used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (FAS 161). FAS 161 requires enhanced disclosure relating to an entity’s use of derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. This standard was issued and is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the implications of FAS 161 and the impact on the Funds’ financial statement disclosures, if any.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Artisan Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Artisan Global Value Fund, Artisan International Fund, Artisan International Small Cap Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Opportunistic Growth Fund, Artisan Mid Cap Value Fund, Artisan Opportunistic Value Fund, Artisan Small Cap Fund, and Artisan Small Cap Value Fund (ten of eleven portfolios constituting Artisan Funds, Inc.) (the “Funds”) as of September 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Artisan Global Value Fund, Artisan International Fund, Artisan International Small Cap Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Opportunistic Growth Fund, Artisan Mid Cap Value Fund, Artisan Opportunistic Value Fund, Artisan Small Cap Fund, and Artisan Small Cap Value Fund of Artisan Funds, Inc. at September 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period indicated therein, in conformity with U.S. generally accepted accounting principles.

Milwaukee, Wisconsin

November 10, 2008

NOTES TO FINANCIAL STATEMENTS

Other Federal tax information (unaudited):

The Internal Revenue Code requires that shareholders be notified within 60 days of the Funds’ fiscal year-end of certain information regarding long-term capital gains, qualified dividend income and the dividends received deduction for corporate shareholders. This data is informational only. Every year in January, shareholders are sent a Form 1099-DIV which provides the federal tax status of dividends and distributions received during the calendar year. Shareholders are advised to consult their own tax advisor with respect to the specific tax consequences of investment in the Funds.

Each Fund hereby designates the following amounts as (i) long-term capital gain distributions for purposes of the dividends paid deduction (including earnings and profits distributed to shareholders on redemption of Fund shares), (ii) the amount of ordinary dividends paid during the fiscal year ended September 30, 2008 that are considered qualified dividend income as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003, and (iii) the amount of ordinary dividends paid during the fiscal year ended September 30, 2008 that are eligible for the dividends received deduction available to certain corporate shareholders.

Fund	Long-Term Capital Gains	Qualified Dividend Income	Dividends Received Deduction
Global Value	$-	-%	-%
International	2,160,068,879	59.87	-
International Small Cap	158,299,621	29.40	-
International Value	58,010,849	45.69	-
Mid Cap	896,241,667	29.06	27.55
Mid Cap Value	235,126,828	43.52	40.36
Opportunistic Growth	-	-	-
Opportunistic Value	3,914,935	37.23	21.54
Small Cap	73,113,394	9.43	9.09
Small Cap Value	241,424,943	27.38	26.50

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of Artisan Funds, you may incur transaction costs, including redemption fees, and you will incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 to September 30, 2008.

Actual Expenses

The first line below each Fund’s name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the name of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line below each Fund’s name in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio for the six-month period ended September 30, 2008 and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line below each Fund’s name in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008	Expenses Paid During Period 4/1/2008- 9/30/2008(1)
Artisan Global Value Fund - Investor Shares
Actual	$1,000.00	$926.50	$6.94
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.26
Artisan International Fund - Investor Shares
Actual	$1,000.00	$767.84	$5.39
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.16
Artisan International Fund - Institutional Shares
Actual	$1,000.00	$768.74	$4.33
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$4.95

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008	Expenses Paid During Period 4/1/2008- 9/30/2008(1)
Artisan International Small Cap Fund - Investor Shares
Actual	$1,000.00	$681.95	$6.35
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.62
Artisan International Value Fund - Investor Shares
Actual	$1,000.00	$877.12	$5.77
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.21
Artisan International Value Fund - Institutional Shares
Actual	$1,000.00	$877.95	$4.84
Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$5.20
Artisan Mid Cap Fund - Investor Shares
Actual	$1,000.00	$894.50	$5.87
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.26
Artisan Mid Cap Fund - Institutional Shares
Actual	$1,000.00	$895.61	$4.50
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80
Artisan Mid Cap Value Fund - Investor Shares
Actual	$1,000.00	$968.68	$5.96
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.11
Artisan Opportunistic Growth Fund - Investor Shares(2)
Actual	$1,000.00	$932.00	$0.32
Hypothetical (5% return before expenses)	$1,000.00	$1,000.77	$0.33
Artisan Opportunistic Value Fund - Investor Shares
Actual	$1,000.00	$865.79	$5.74
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.21
Artisan Small Cap Fund - Investor Shares
Actual	$1,000.00	$907.39	$5.82
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.16
Artisan Small Cap Value Fund - Investor Shares
Actual	$1,000.00	$1,016.05	$6.05
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06

(1)

Expenses are equal to the Fund’s ratio of expenses to average net assets for the six-month period ended September 30, 2008 (shown in the table that follows), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

Fund	Annualized Ratio of Expenses to Average Net Assets for the Six-Month Period Ended September 30, 2008
Global Value - Investor Shares(a)	1.44%
International - Investor Shares	1.22%
International - Institutional Shares	0.98%
International Small Cap - Investor Shares	1.51%
International Value - Investor Shares	1.23%
International Value - Institutional Shares	1.03%
Mid Cap - Investor Shares	1.24%
Mid Cap - Institutional Shares	0.95%
Mid Cap Value - Investor Shares	1.21%
Opportunistic Growth - Investor Shares(a)(b)	1.50%
Opportunistic Value - Investor Shares	1.23%
Small Cap - Investor Shares	1.22%
Small Cap Value - Investor Shares	1.20%

(a)	The annualized ratio of expenses to average net assets excludes expenses waived or paid by the Adviser or the board of directors.
(b)	For the period from commencement of operations (September 22, 2008) through September 30, 2008.
(2)

The account value and the expenses paid for Opportunistic Growth Fund have been presented for the period from commencement of operations (September 22, 2008) through September 30, 2008. Assuming a six month period, the actual account value as of September 30, 2008 and the expenses paid during period 4/1/2008 – 9/30/2008 would have been as follows:

	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008	Expenses Paid During Period 4/1/2008- 9/30/2008
Artisan Opportunistic Growth Fund
Actual	$1,000.00	$932.00	$7.25
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.57

FACTORS CONSIDERED IN APPROVING ARTISAN OPPORTUNISTIC GROWTH FUND’S ADVISORY AGREEMENT

Artisan Partners Limited Partnership (“Artisan Partners”) is responsible for management of Artisan Opportunistic Growth Fund’s (the “Fund”) investment portfolio and for overall management of the Fund’s business and affairs pursuant to an Investment Advisory Agreement dated May 15, 2008 (the “Advisory Agreement”). Artisan Partners is a Delaware limited partnership the sole general partner of which is Artisan Investment Corporation. Artisan Investment Corporation was incorporated on December 7, 1994 for the sole purpose of acting as general partner of Artisan Partners. Artisan Investment Corporation is owned by ZFIC, Inc., a Wisconsin corporation, which is controlled by Andrew A. Ziegler and Carlene M. Ziegler, who together control 100% of its voting stock. The principal address of Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. Artisan Partners also has offices at 100 Pine Street, Suite 2950, San Francisco, California 94111; One Maritime Plaza, Suite 1450, San Francisco, California 94111; Five Concourse Parkway NE, Suite 2200, Atlanta, Georgia 30328; 1350 Avenue of the Americas, Suite 3005, New York, New York 10019; and 800 Delaware Avenue, Suite 800, Wilmington, Delaware 19801.

The Advisory Agreement for the Fund must be approved initially (a) by the vote of a majority of the directors of Artisan Funds who are not “interested persons” of the Fund or Artisan Partners cast in person at a meeting called for the purpose of voting on such approval, and (b) by the board of directors or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the Fund. The Advisory Agreement provides that Artisan Partners shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with or pursuant to the Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Artisan Partners in the performance of its duties or from reckless disregard by Artisan Partners of its obligations and duties under the Advisory Agreement. The Advisory Agreement will be in effect until November 30, 2009 and will terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940).

The Fund’s board of directors, including the independent directors, formally considered the initial approval of the Advisory Agreement at a meeting held on May 15, 2008.

Prior to the May 15, 2008 meeting, independent counsel to the independent directors sent to Artisan Partners a request for information to be provided to the directors in connection with the initial approval of the Advisory Agreement. Artisan Partners provided materials to the directors that included responses to that request, other information Artisan Partners believed was useful in evaluating the Advisory Agreement and reports prepared by Lipper Inc. (“Lipper”), an independent source of investment company data, relating to the Fund’s management fees and expenses compared to the management fees and expenses of a relatively small peer group determined by Lipper to be comparable. The directors also received and reviewed a memorandum from their independent counsel regarding the directors’ responsibilities in evaluating the Fund’s investment advisory agreement.

FACTORS CONSIDERED IN APPROVING ARTISAN OPPORTUNISTIC GROWTH FUND’S ADVISORY AGREEMENT

In evaluating the Advisory Agreement, the directors, including the independent directors, reviewed the available information and discussed with representatives of Artisan Partners the nature, extent and quality of the advisory and other services to be provided by Artisan Partners to the Fund, the anticipated overall expense ratios of the Fund, and the prospect for economies of scale and other benefits being derived by Artisan Partners from its relationship with the Fund. In addition to the third party reports by Lipper and the memorandum from independent counsel, the directors reviewed the information provided prior to the meeting concerning the following:

•

The terms of the Advisory Agreement, which were generally the same as those of investment advisory agreements for other Artisan Funds, with the exception of the fees, including: a list of services performed by Artisan Partners; Artisan Partners’ responsibility for making investment decisions and for observing investment objectives, policies and restrictions of the Fund; Artisan Partners’ standard of care; and termination provisions;

•

Artisan Partners’ personnel and operations, including: the education, experience and number of Artisan Partners’ investment personnel; Artisan Partners’ assessment of its ability to attract and retain capable investment and business professionals through compensation programs and equity participation and recent hiring and retention information; Artisan Partners’ research and decision-making processes, including methods adopted to ensure compliance with investment objectives, policies and restrictions of the Fund; the compensation of Artisan Partners’ personnel with primary responsibility for managing the Fund; the time and attention of Artisan Partners’ personnel devoted to the Fund; and the adequacy and sophistication of Artisan Partners’ technology and systems with respect to investment and administrative matters;

•

Potential for conflicts of interest between the Fund and Artisan Partners and circumstances and actions addressing or bearing on potential conflicts of interest, including: the type and number of other clients served by Artisan Partners; the basis of sharing personnel, services, research and advice among clients; the basis of decisions by Artisan Partners to buy or sell securities for the Fund and other clients where the same security might be bought or sold for a number of clients; Artisan Partners’ methodology of allocating investment opportunities, among the Fund and other clients; potential advantages and disadvantages in having an investment adviser that has other clients; Artisan Partners’ own investments and possible conflicts with the Fund; Artisan Partners’ code of ethics; and litigation pending, threatened or settled involving Artisan Partners, and results of any regulatory examinations;

•

Potential “fall-out” benefits gained by Artisan Partners or its affiliates from their proposed relationship with the Fund, including: benefits to Artisan Partners in attracting and retaining other clients and the method of estimating other benefits;

•

Brokerage and portfolio transactions, including: the standards and performance in seeking best execution; commissions paid, including commissions by purpose; allocation of brokerage for research products and services (“soft dollars”); and Artisan Partners’ practices in light of SEC guidance under Section 28(e) of the Securities Exchange Act of 1934;

•

The structure of advisory fees charged, including: the method of computing fees; recognition of economies of scale through breakpoints in the fees; the frequency of the payment of fees; and potential cost savings by Artisan Partners, incentives to effect savings and the sharing of savings with the Fund;

FACTORS CONSIDERED IN APPROVING ARTISAN OPPORTUNISTIC GROWTH FUND’S ADVISORY AGREEMENT

•

The effect of advisory and other fees on the Fund’s total expenses, including: comparisons of expenses and expense ratios with those of other mutual funds, taking into account comparability factors such as size, account-level charges and investment objective; voluntary expense limitations or reductions and relationship of expenses to expense limitations; the allocation of certain expenses between Artisan Partners, Artisan Distributors, LLC, the Fund’s distributor, and the Fund; and fees paid to service providers other than Artisan Partners, including custodial, transfer agent and shareholder servicing fees; and

•	The financial condition and stability of Artisan Partners.

In the course of reviewing and discussing the relevant information regarding the initial approval of the Fund’s Advisory Agreement, the directors, including the independent directors, reviewed and discussed the following information:

The nature, extent and quality of Artisan Partners’ services. The directors, including the independent directors, reviewed the nature, extent and the quality of Artisan Partners’ services to the Fund and considered the following:

•

Besides investment management, Artisan Partners will provide the Fund with general administration services, including the preparation of regulatory filings, supervision of the pricing of the Fund’s portfolios and calculation of net asset value, and management of the Fund’s relationships with third parties, including its custodian, transfer agent and other service providers.

•	The quality of Artisan Partners’ services to the Fund in absolute terms and relative to mutual fund industry standards.

•	The sufficiency and quality of Artisan Partners personnel.

•	Artisan Partners’ financial condition.

The investment performance of the Fund. Because the Fund is not yet operational, it had no performance history of its own to review. However, the directors reviewed the performance history of Artisan Partners’ opportunistic growth investment strategy for the period from its inception in February 2007 through March 31, 2008 and took into account that the opportunistic growth strategy, in which the Fund’s portfolio would be invested, had outperformed its benchmarks over that period. In addition, the directors, including the independent directors, took into account the Fund’s investment management team and the team’s positive performance record on behalf of Artisan Mid Cap Fund.

Cost of services, economies of scale and benefits derived by Artisan Partners. The directors, including the independent directors, reviewed the overall estimated expense ratio of the Fund in comparison to the expense ratios of the peers selected by Lipper in relation to the nature and quality of services provided. In this regard, the directors considered Artisan Partners’ agreement to reimburse the Fund for any ordinary operating expenses in excess of 1.50% of the Fund’s average net asset annually. The directors, including the independent directors, also considered whether shareholders of the Fund will benefit from economies of scale under the management fee structure in the Advisory Agreement. In their review, the directors, including the independent directors, considered the following:

•	Under the proposed fee schedule, the Fund would pay Artisan Partners a monthly fee at the annual rate of 0.900 of 1% of the Fund’s average daily net assets up to $1 billion; 0.875

FACTORS CONSIDERED IN APPROVING ARTISAN OPPORTUNISTIC GROWTH FUND’S ADVISORY AGREEMENT

of 1% of the Fund’s average daily net assets from $1 billion up to $4 billion; 0.850 of 1% of the Fund’s average daily net assets from $4 billion to $8 billion; 0.825 of 1% of the Fund’s average daily net assets from $8 billion up to $12 billion; and 0.800 of 1% of the Fund’s average daily net assets over $12 billion.

•	The contractual management fee paid to Artisan Partners by the Fund is in line with those paid by other funds in Lipper’s peer group for the Fund and will be lower after expense reimbursement.

•	The expense cap, while voluntary, is expected to remain in place indefinitely.

Profitability of Artisan Partners. Because the Fund is not yet operational, the directors did not review the profitability of Artisan Partners. However, the directors, including the independent directors, noted that Artisan Partners does not expect to be profitable with respect to the Fund for a period of time until the Fund reaches an asset level that is sufficient to cover the expected expense level.

Other benefits derived by the Fund or Artisan Partners. The directors, including the independent directors, then reviewed the potential benefits that Artisan Partners may derive as a result of its relationship with the Fund, other than the services provided by Artisan Partners pursuant to the Advisory Agreement and the management fees paid in return. For Artisan Partners, the directors, including the independent directors, considered two potential benefits to Artisan Partners: (1) the potential conversion of a Fund shareholder to a separate account client; and (2) the acquisition of research products and services in return for commissions (soft dollars). The directors, including the independent directors, noted that, although Artisan Partners may derive those additional benefits, the Fund also benefits in similar fashion. In reaching those conclusions, the directors, including the independent directors, considered the following:

•

Artisan Partners does not solicit the Fund’s shareholders to become separate account clients nor to purchase other goods or services provided by Artisan Partners or its affiliates. Artisan Partners refers potential separate account clients that do not meet Artisan Partners’ minimum separate account size requirements to the Fund.

•

Artisan Partners utilizes third-party research products and services and proprietary research from executing brokers paid for with soft dollars paid by the Fund and by other clients of Artisan Partners. Artisan Partners’ use of soft dollars provides Artisan Partners, and thereby the Fund, with access to third party and proprietary research and also helps Artisan Partners maintain important and open relationships with brokers. Use of the Fund’s commissions for soft dollar purposes is on the same terms as every other client account managed by Artisan Partners in the same investment strategy.

Based on the foregoing, the directors then reached the following conclusions:

The nature, extent and quality of Artisan Partners’ services. The directors concluded that the nature and extent of Artisan Partners’ services to the Fund would be appropriate and consistent with, and in some cases more advantageous to the Fund than, the terms of the Advisory Agreement. The directors also concluded that Artisan Partners has sufficient personnel, with appropriate education and experience, to serve the Fund effectively and has demonstrated its continuing ability to attract and retain well qualified personnel.

FACTORS CONSIDERED IN APPROVING ARTISAN OPPORTUNISTIC GROWTH FUND’S ADVISORY AGREEMENT

The investment performance of the Fund. The directors concluded that while the Fund had not yet begun operations and had no performance history, the proposed investment management team had produced positive historical performance for Artisan Mid Cap Fund and had achieved results outperforming the benchmark in Artisan Partners’ opportunistic growth strategy, in which the Fund’s portfolio would be managed, over the period since the strategy’s inception in February 2007 through March 31, 2008. Based on that information, the prospects for the performance of the Fund were favorable.

Cost of services, economies of scale and benefits derived by Artisan Partners. The directors concluded that the overall estimated expense ratio of the Fund (after giving effect to Artisan Partners’ undertaking to reimburse the Fund for ordinary operating expenses in excess of 1.50% of the Fund’s average net assets annually) was within an acceptable range of the expense ratios of the peer group of funds selected by Lipper. The directors concluded that the fees to be paid by the Fund to Artisan Partners would be fair and reasonable in relation to the nature, extent and quality of services to be provided to the Fund and in comparison to fees Artisan Partners charges to accounts with similar investment strategies. It was also concluded that Artisan Partners is not likely to benefit from economies of scale beyond those subsumed in the breakpoints included in the proposed fee schedule.

Other benefits derived by the Fund or Artisan Partners. The directors concluded that, other than the services provided by Artisan Partners pursuant to the Advisory Agreement and the management fees paid in return, the Fund and Artisan Partners may potentially benefit from their relationship with each other in several ways. For Artisan Partners, the directors concluded there were two principal benefits: (1) the potential conversion of a Fund shareholder to a separate account client; and (2) the acquisition of research products and services in return for commissions (“soft dollars”). The directors concluded that, although Artisan Partners derives or may derive those additional benefits, the Fund also could benefit from conversions of separate account clients to Fund shareholders and would benefit from Artisan Partners’ use of soft dollars with respect to its separate account clients.

Following those discussions, the board approved the Fund’s Advisory Agreement by the unanimous vote of all directors and also by the unanimous vote of all the independent directors.

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

The discussions of each Fund included in this report include statistical information about the portfolios of each of the Funds. Except as otherwise noted, that information is as of September 30, 2008. That information will vary with changes in a Fund’s portfolio investments. The performance information for each Fund relative to its benchmark index discussed in this report was prepared by the Adviser using information reported by FactSet Databases (“FactSet”). For the purposes of assigning portfolio securities to a particular country, the Adviser considers an issuer to be from a particular country as designated by its securities information vendors. The Adviser currently uses MSCI as its primary source and FactSet as a secondary source for this information. In the event (i) the Adviser’s securities information vendors do not assign a security to a particular country or if the published classification appears to be erroneous, or (ii) its primary vendor does not assign a security to a particular country and the secondary vendor has assigned a security to a particular country by using a methodology that is not the same as the methodology the primary vendor uses to assign a country, the Adviser assigns the security to a country using the primary vendor’s published criteria (to the extent available) or the Adviser’s own judgment. The primary information vendor’s criteria include the identity of the jurisdiction of the issuer’s incorporation, the main equity trading market for the issuer’s securities, the geographical distribution of the issuer’s operations and the location of the issuer’s headquarters. Country designations may change over time.

For the purposes of assigning portfolio securities to a particular sector and industry, the Adviser assigns securities in accordance with the sector and industry classifications of the Global Industry Classification Standard (GICS®) developed by MSCI and Standard & Poor’s (to the extent available) as a primary source and FactSet (to the extent available) as a secondary source for this information. In the event the Adviser’s securities information vendors do not classify a security to a particular sector or industry or if the published classification appears to be erroneous, the Adviser classifies the security according to its own judgment, using other securities information vendors, the company description and other publicly available information about the company’s peer group. Sector and industry classifications may change over time.

The names of portfolio securities reflected in this report are as reported by the Funds’ data providers, may not represent the legal name of the entity and, in some cases, are translations of non-English names.

Definitions of Portfolio Statistics

Market Capitalization is the aggregate value of all of a company’s outstanding equity securities.

Weighted Average Market Cap is the average of the market capitalizations of the companies in the portfolio weighted by the size of each company’s position within the portfolio.

Descriptions of Indices

Each Fund’s performance is compared in this report to changes in one or more indices, including in all cases a broad-based index of changes in prices of securities in the market in which the Fund invests. All of the indices are unmanaged and their returns include reinvested dividends. Unlike the Funds’ returns, the returns of each index do not include the payment of sales commissions or other expenses that would be incurred in the purchase or sale of the securities included in that index. An investment cannot be made directly in an index. Fair value pricing is not employed by market indices.

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

The indices to which the Funds are compared are:

Artisan Global Value Fund – Morgan Stanley Capital International All Country World IndexSM (MSCI ACWISM) is a market-weighted index of global developed and emerging markets.

Artisan International, Artisan International Small Cap and Artisan International Value Funds – Morgan Stanley Capital International EAFE® Index (MSCI EAFE®) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada. MSCI EAFE®’s average annual return since inception of the International Fund is based upon a starting date of December 31, 1995.

Artisan International Fund – Morgan Stanley Capital International EAFE® Growth Index (MSCI EAFE® Growth) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada, with higher price-to-book ratios. MSCI EAFE® Growth’s average annual return since inception of the International Fund is based upon a starting date of December 31, 1995.

Artisan International Small Cap Fund – Morgan Stanley Capital International EAFE® Small Cap Index (MSCI EAFE® Small Cap) is a market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

Artisan International Value Fund – Morgan Stanley Capital International EAFE® Value Index (MSCI EAFE® Value) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada, with lower price-to-book ratios.

Artisan Mid Cap and Artisan Mid Cap Value Funds – Russell Midcap® Index is a market-weighted index of about 800 medium-sized U.S. companies.

Artisan Mid Cap Fund – Russell Midcap® Growth Index is a market-weighted index of those medium-sized companies included in the Russell Midcap® Index with higher price-to-book and higher forecasted growth values.

Artisan Mid Cap Value Fund – Russell Midcap® Value Index is a market-weighted index of those medium-sized companies included in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values.

Artisan Opportunistic Growth and Artisan Opportunistic Value Funds – Russell 1000® Index is a market-weighted index of about 1,000 large U.S. companies.

Artisan Opportunistic Growth Fund – Russell 1000® Growth Index is a market-weighted index of those companies included in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

Artisan Opportunistic Value Fund – Russell 1000® Value Index is a market-weighted index of those large companies included in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

Artisan Small Cap and Artisan Small Cap Value Funds – Russell 2000® Index is a market-weighted index of about 2,000 small U.S. companies.

Artisan Small Cap Fund – Russell 2000® Growth Index is a market-weighted index of those small companies included in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values.

Artisan Small Cap Value Fund – Russell 2000® Value Index is a market-weighted index of those small companies included in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values.

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

Trademarks

Trademarks and copyrights relating to the indices and products of portfolio companies mentioned in this report are owned by their respective owners. Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in this report are the property of the Adviser and may not be copied, reproduced, published or in any way used without written permission.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Artisan Partners Limited Partnership. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The MSCI information may only be used by the reader, may not be reproduced or redisseminated in any form and may not be used to create any financial instruments or products or any indices. The MSCI information is provided on an “as is” basis and the reader of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall MSCI Parties have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

Russell Investment Group is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a presentation of Artisan Distributors LLC. Russell Investment Group is not responsible for the formatting or configuration of this material or for any inaccuracy in Artisan Distributors’ presentation thereof.

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of Artisan Funds’ proxy voting policies and procedures, without charge, upon request by calling 800.344.1770. That information also is included in Artisan Funds’ statement of additional information, which is available without charge, on the Funds’ website at www.artisanfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each Artisan Fund, except Artisan Opportunistic Growth Fund, voted proxies relating to portfolio securities held during the twelve-month period ended June 30 is available without charge, on the Funds’ website at www.artisanfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov. Artisan

PROXY VOTING POLICIES AND PROCEDURES

Opportunistic Growth Fund’s proxy voting record for the twelve-month period ending June 30, 2009 will be available by August 31, 2009, without charge, on the Funds’ website and on the Securities and Exchange Commission’s website.

INFORMATION ABOUT PORTFOLIO SECURITIES

Artisan Funds files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31 and June 30 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You also may review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

DIRECTORS AND OFFICERS

The board of directors has overall responsibility for the conduct of the affairs of Artisan Funds. Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor. The board of directors may fill any vacancy on the board provided that after such appointment at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of the Funds at any meeting of shareholders called for the purpose of removing such director.

The board of directors elects the officers of Artisan Funds. Each officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer with or without cause at any time.

The names and ages of the directors and officers as of November 14, 2008, the position each holds with the Funds, the date each was first elected to office, their principal business occupations and other directorships they have held during the last five years are shown below. Each director oversees all eleven series of Artisan Funds.

Name and Age at 11/14/08	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Directors who are not “interested persons” of Artisan Funds:
David A. Erne – 65	Director and Independent Chair of the Board of Directors	Director since 3/27/95; Independent Chair since 2/4/05	Of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI.	Trustee, Northwestern Mutual Life Insurance Company.
Thomas R. Hefty – 61	Director	3/27/95	Retired; from January 2007 to February 2008, President, Kern Family Foundation (private, grant-making organization); until December 2006, of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI; until December 2006, Adjunct Faculty, Department of Business and Economics, Ripon College.	None.
Jeffrey A. Joerres – 48	Director	8/9/01	Chairman of the Board, President and Chief Executive Officer of Manpower Inc. (non-governmental employment service organization).	Director, Johnson Controls, Inc. (manufacturer of automotive systems and building controls).
Patrick S. Pittard – 62	Director	8/9/01	Distinguished Executive in Residence (teaching position), University of Georgia.	Director, Cbeyond, Inc. (telecommunications company); Director, Lincoln National Corporation (insurance and investment management company).
Howard B. Witt – 68	Director	3/27/95	Retired; until December 2004, Chairman of the Board, President and Chief Executive Officer of Littelfuse, Inc. (manufacturer of advanced circuit protection devices).	Director, Franklin Electric Co., Inc. (manufacturer of electric motors).

DIRECTORS AND OFFICERS

Name and Age at 11/14/08	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Director who is an “interested person” of Artisan Funds:
Andrew A. Ziegler – 51*	Director, President and Chief Executive Officer	Director since 1/5/95 and Chairman of the Board 1/5/95 – 12/19/03; President since 12/19/03 (Chief Executive Officer continuously since 1/5/95)	Managing Director of Artisan Partners; Chairman and President of Artisan Distributors LLC; until December 2003, Chairman of Artisan Funds.	None.
Officers:
Lawrence A. Totsky – 49	Chief Financial Officer and Treasurer	1/22/98	Managing Director and Chief Financial Officer of Artisan Partners; Vice President, Chief Financial Officer and Treasurer of Artisan Distributors LLC.	None.
Janet D. Olsen – 52	General Counsel and Secretary	1/18/01	Managing Director and General Counsel of Artisan Partners; Vice President and Secretary of Artisan Distributors LLC.	None.
Brooke J. Billick – 54	Chief Compliance Officer	8/19/04	Chief Compliance Officer and Associate Counsel of Artisan Partners; Chief Compliance Officer of Artisan Distributors LLC; prior to joining Artisan Partners in February 2004, Vice President, Securities Counsel and Corporate Secretary of Marshall & Ilsley Trust Company, N.A. (bank) and M&I Investment Management Corp. (investment adviser) and Chief Legal Officer and Secretary of Marshall Funds, Inc. (mutual fund company).	None.
Carlene M. Ziegler – 52	Vice President	3/27/95	Managing Director of Artisan Partners; until April 2008, Portfolio Co-Manager of Artisan small-cap growth strategy, including Artisan Small Cap Fund; until February 2005, Director of Artisan Funds.	None.
Michael C. Roos – 50	Vice President	12/19/03	Managing Director of Artisan Partners; Vice President of Artisan Distributors LLC; until December 2003, President of Artisan Funds.	None.

*	Mr. Ziegler is an “interested person” of Artisan Funds, as defined in the Investment Company Act of 1940, because he is a Managing Director of Artisan Partners and an officer and director of Artisan Investment Corporation (the general partner of Artisan Partners). Mr. Ziegler and Carlene M. Ziegler (who are married to each other) control Artisan Partners. Mr. Ziegler is also President of Artisan Distributors LLC, Artisan Funds’ principal underwriter.

DIRECTORS AND OFFICERS

Name and Age at 11/14/08	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Gregory K. Ramirez – 38	Assistant Secretary and Assistant Treasurer	1/22/98	Managing Director of Artisan Partners; Assistant Treasurer of Artisan Distributors LLC.	None.
Sarah A. Johnson – 36	Assistant Secretary	2/5/03	Associate Counsel of Artisan Partners.	None.

The business address of the officers and directors affiliated with Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne – 1000 North Water Street, Suite 2100, Milwaukee, Wisconsin 53202; Mr. Joerres – 100 Manpower Place, Milwaukee, Wisconsin 53212; and Mr. Hefty, Mr. Pittard and Mr. Witt – c/o Artisan Funds, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Artisan Funds’ statement of additional information (SAI) contains further information about the directors. Please call 800.344.1770 or visit our website at www.artisanfunds.com for a free copy of the SAI.

ARTISAN FUNDS P.O. BOX 8412 BOSTON, MA 02266-8412 800.344.1770 WWW.ARTISANFUNDS.COM

ARTISAN

ANNUAL

REPORT

SEPTEMBER 30, 2008

ARTISAN EMERGING
MARKETS FUND

_________

ARTISAN INTERNATIONAL

FUND

_________

ARTISAN INTERNATIONAL

VALUE FUND

_________

ARTISAN MID CAP FUND

ARTISAN FUNDS, INC.

INSTITUTIONAL SHARES

2	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
2	Artisan Emerging Markets Fund
4	Artisan International Fund
6	Artisan International Value Fund
8	Artisan Mid Cap Fund

10	SCHEDULES OF INVESTMENTS
10	Artisan Emerging Markets Fund
13	Artisan International Fund
16	Artisan International Value Fund
18	Artisan Mid Cap Fund

22	STATEMENTS OF ASSETS AND LIABILITIES

24	STATEMENTS OF OPERATIONS

26	STATEMENTS OF CHANGES IN NET ASSETS

28	FINANCIAL HIGHLIGHTS

30	NOTES TO FINANCIAL STATEMENTS

43	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

45	SHAREHOLDER EXPENSE EXAMPLE

47	NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

49	PROXY VOTING POLICIES AND PROCEDURES

49	INFORMATION ABOUT PORTFOLIO SECURITIES

49	DIRECTORS AND OFFICERS

ARTISAN FUNDS

P.O. BOX 8412

BOSTON, MA 02266-8412

This report and the audited financial statements contained herein are provided for the general information of the shareholders of the Institutional Shares of Artisan Emerging Markets Fund, Artisan International Fund, Artisan International Value Fund and Artisan Mid Cap Fund. Before investing, investors should consider carefully each Fund’s investment objective, risks and charges and expenses. For more complete information on any Fund, including fees and expenses, please call 800.399.1770 for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio managers, as of September 30, 2008. That information and those views may change, and the Funds disclaim any obligation to advise shareholders of any such changes.

Artisan Funds offered through Artisan Distributors LLC, member FINRA.

ARTISAN EMERGING MARKETS FUND

INSTITUTIONAL SHARES

INVESTMENT PROCESS HIGHLIGHTS

Artisan Emerging Markets Fund uses a fundamental research process to construct a diversified portfolio of emerging market companies. The team’s investment process is focused on identifying companies that are priced at a discount relative to the team’s estimate of their sustainable earnings.

• Sustainable Earnings. The team believes that over the long term a stock’s price is directly related to the company’s sustainable earnings. The team determines a company’s sustainable earnings based upon financial and business analysis. The team’s financial analysis focuses on a company’s balance sheet, income statement, and statement of cash flows within a normalized return on equity model to assess earnings potential. The team’s business analysis examines a company’s competitive advantages and financial strength to assess sustainability.

• Valuation. The team believes that investment opportunities develop when businesses with sustainable earnings are undervalued relative to historical, industry and regional valuations. The team values a business and develops a price target based on the team’s assessment of the company’s sustainable earnings and cash flow expectations and the team’s risk analysis.

• Risk Analysis. The team believes that a disciplined risk framework allows greater focus on fundamental stock selection. The team incorporates its assessment of company-specific and macroeconomic risks into its valuation analysis to develop a risk-adjusted target price. The team’s risk-rating assessment includes a review of the currency, interest rate, monetary and fiscal policy and political risks to which a company is exposed.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $1,000,000 INVESTMENT (6/26/2006 to 9/30/2008)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2008)

Fund / Index	1-Year	Since Inception
Artisan Emerging Markets Fund - Institutional Shares	-31.91%	7.15%
MSCI Emerging Markets IndexSM	-33.20	7.74

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. The Fund’s investments in initial public offerings (IPOs) made a material contribution to the Fund’s performance. IPO investments are not an integral component of the Fund’s investment process and may not be available in the future. For current to most recent month-end performance information call 800.399.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. The Fund’s performance information reflects Artisan Partners’ voluntary undertaking to limit the Fund’s expenses, when they exceed 1.50%, which may be terminated at any time, has been in effect since the Fund’s inception and has had a material impact on the Fund’s performance. Absent that expense waiver, the Fund’s performance would have been lower. See page 47 for a description of each index.

2

INVESTING ENVIRONMENT

Global equities struggled over the twelve-month period ended September 30, 2008, and emerging markets were among the hardest hit as the MSCI Emerging Markets IndexSM declined -33.20%. During the first half of the period, emerging markets declined -7.76%, but there were still several pockets of positive performance, including Brazil and Russia where rising commodity prices supported these resource-heavy markets. The second half of the period, however, showed a marked difference in performance as emerging markets stocks declined -27.58%. A sharp reversal in commodity prices and the financial crisis in the U.S. were two of the leading causes of the directional turn of global markets. From a regional perspective, Asia suffered the largest declines over the whole period, as China and Korea fell more than -41%. In Latin America, stocks in Brazil and Mexico pulled back more than -20%. In the EMEA (Europe, Middle East & Africa) region, Russia was the worst performing market with a -37% decline, while South Africa held up slightly better in comparison, falling approximately -25%.

SECTOR DIVERSIFICATION

Sector	9/30/07	9/30/08
Consumer Discretionary	13.8%	10.6%
Consumer Staples	8.0	8.4
Energy	8.1	14.8
Financials	17.8	13.6
Healthcare	2.5	2.6
Industrials	15.3	12.6
Information Technology	11.2	10.2
Materials	13.3	13.0
Telecommunication Services	8.2	9.5
Utilities	1.4	1.5
Other assets less liabilities	0.4	3.2
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

The Fund returned -31.91% for the twelve-month period. Our holdings in Brazil were one of the leading sources of weakness in the portfolio. Companhia Vale do Rio Doce, Dufry South America Ltd, and Rodobens Negocios Imobiliarios SA all posted double-digit losses. Helping to offset some of this weakness was strength in Petroleo Brasileiro S.A. and Companhia Brasileira de Distribuicao Grupo Pao de Acucar. Elsewhere in the portfolio, weakness in PIK Group, KazMunaiGas Exploration Production and Zhuzhou CSR Times Electric Co., Ltd. negatively impacted performance during the period. On the positive side, the portfolio benefited from strength in Eurasian Natural Resources Corporation, Razguliay Group and Orascom Construction Industries. On a relative basis, our underweight position in China, and more specifically our lack of investment in Chinese financials, was a positive. We continued to avoid Chinese financials as the combination of our valuation and risk analysis left most Chinese financials looking relatively unappealing to us.

FUND CHANGES

Our activity over the past twelve months was fairly broad-based, but all the purchases possessed, in our view, the potential to sustain earnings growth and were trading at attractive prices. Some of the more recent additions to the portfolio included Cairn India Ltd., Hypermarcas SA, Globaltrans Investment PLC and Antofagasta plc. We also repurchased Turkcell Iletisim Hizmetleri AS. Our purchases were funded in part by sales of Kookmin Bank (Korea), Manila Water Company (Philippines), ABSA Group Limited (South Africa) and Anhanguera Educacional Participacoes SA (Brazil).

REGION ALLOCATION

Region	9/30/07	9/30/08
Emerging Asia	43.9%	36.2%
Emerging Europe, Middle East & Africa	26.7	27.5
Latin America	22.7	27.9
Developed Markets	6.3	5.2

As a percentage of total net assets.

3

ARTISAN INTERNATIONAL FUND

INSTITUTIONAL SHARES

INVESTMENT PROCESS HIGHLIGHTS

Artisan International Fund uses a fundamental stock selection process focused on identifying long-term growth opportunities.

Themes. The investment team’s thematic approach identifies catalysts for change and develops investment themes with the objective of capitalizing on them globally. Changing demographics, developing technology, privatization of economic resources and outsourcing are among the long-term catalysts for change that currently form the basis for the team’s investment themes. The team incorporates these catalysts along with sector and regional fundamentals into a long-term global framework for investment analysis and decision-making.

Sustainable Growth. The team applies a fundamental approach to identifying the long term, sustainable growth characteristics of potential investments. The team seeks high quality companies that are well managed, have a dominant or improving market position and competitive advantages compared to industry and regional peers.

Valuation. The team assesses the relationship between its estimate of a company’s sustainable growth prospects and the company’s stock price. The team uses multiple valuation metrics to establish price targets.

The Fund primarily invests in non-U.S. growth companies of all market capitalizations in developed and emerging markets.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $5,000,000 INVESTMENT (7/1/1997 to 9/30/2008)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2008)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan International Fund – Institutional Shares	-29.83%	2.81%	10.34%	9.83%	8.78%
MSCI EAFE® Growth Index	-28.48	2.16	9.23	2.97	1.91
MSCI EAFE® Index	-30.50	1.12	9.69	5.02	3.58

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.399.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. See page 48 for a description of each index.

4

INVESTING ENVIRONMENT

International equities broadly struggled throughout the fiscal year. As the U.S. financial crisis spread across the economy and around the world, trading volatility surged to a record high. Amid this backdrop, the MSCI EAFE® Index declined -30.50%. There were no safe havens as every sector declined by double digits, although traditionally defensive sectors such as healthcare, utilities and consumer staples held up best. Financial and material stocks were the biggest decliners. Amid the worldwide financial crisis, housing market debacle and volatile commodity environment, it is not surprising that many of these stocks struggled. Results were also disappointing on a regional basis. Every country in the EAFE Index dropped by more than -20%. Emerging markets also suffered — the MSCI Emerging Markets IndexSM declined more than -30% over the twelve-month period ended September 30, 2008.

SECTOR DIVERSIFICATION

Sector	9/30/2007	9/30/2008
Consumer Discretionary	8.4%	11.2%
Consumer Staples	9.1	9.8
Energy	6.4	9.1
Financials	23.4	14.2
Healthcare	2.5	7.9
Industrials	16.1	17.4
Information Technology	3.8	4.7
Materials	7.6	7.4
Telecommunication Services	10.7	3.1
Utilities	8.8	9.4
Other assets less liabilities	3.2	5.8
Total	100.0%	100.0%
As a percentage of total net assets.

PERFORMANCE DISCUSSION

The Fund declined -29.83% during the fiscal year. We benefited from positive security selection in the telecom, materials and technology sectors. Our top contributors included telecom companies China Mobile Limited, China Unicom Limited and China Netcom Group Corporation (Hong Kong) Limited. Retail banker Standard Chartered plc, consumer holdings Grupo Televisa S.A. and Carrefour SA, and automobile manufacturer HONDA MOTOR CO., LTD also performed well.

Relative results were held back by weaknesses among our financial, energy and utilities holdings. Commercial bank Lloyds TSB Group plc, Gazprom, the largest natural gas producing company in the world, and utilities Electricite de France and RAO Unified Energy System were among our biggest detractors in these sectors. ASML Holding N.V., Wacker Chemie AG, Orkla ASA, Daimler AG and Vinci SA were other weak performers.

FUND CHANGES

Our fundamental stock selection process focuses on companies with sustainable growth characteristics, trading at reasonable valuations with exposure to the secular themes we have identified. We have used this period of extreme volatility to critically evaluate our holdings and focus capital in our highest conviction positions. As of the period’s end we held 79 positions, marking the first time in 11 years that we have held fewer than 80 stocks.

We added capital to those positions that we believe offer the strongest potential for outperformance on a long-term basis. These included Gazprom, Lloyds TSB Group plc, Orkla ASA, Vinci SA and ASML Holding N.V.

We also initiated new positions in Cadbury PLC, one of the world’s largest confectionary companies, and Petroleo Brasileiro S.A., one of the world’s largest oil and natural gas producers.

As the weakness in the market highlighted long-term risks to growth, we sold our positions in China Unicom Limited, Deutsche Telekom AG, Swire Pacific Limited, Kookmin Bank, Swiss Re, Mitsubishi Heavy Industries, Ltd. and RWE AG.

REGION ALLOCATION

Region	9/30/2007	9/30/2008
Europe	58.9%	61.0%
Emerging Markets	19.1	15.5
Pacific Basin	17.6	15.0
Americas	1.2	2.2
Middle East	—	0.5

As a percentage of total net assets.

5

ARTISAN INTERNATIONAL VALUE FUND

INSTITUTIONAL SHARES

INVESTMENT PROCESS HIGHLIGHTS

Artisan International Value Fund uses a bottom-up investment process focused on identifying what the investment team believes are high quality, undervalued businesses that offer the potential for superior risk/reward outcomes.

The team’s in-depth research process focuses on four key investment characteristics:

Undervaluation. Determining the intrinsic value of the business is the heart of the team’s research process. The team believes that intrinsic value represents the amount that a buyer would pay to own a company’s future cash flows. The team seeks to invest at a significant discount to its estimate of the intrinsic value of a business.

Business quality. The team seeks to invest in companies with histories of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries.

Financial strength. The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.

Shareholder-oriented management. The team’s research process attempts to identify management teams with a history of building value for shareholders.

The Fund primarily invests in common stocks and other equity securities of non-U.S. companies of all market capitalizations in developed and emerging markets.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $5,000,000 INVESTMENT (10/1/2006 to 9/30/2008)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2008)

Fund / Index	1-Year	Since Inception
Artisan International Value Fund – Institutional Shares	-18.92%	-4.08%
MSCI EAFE® Value Index	-32.58	-9.33
MSCI EAFE® Index	-30.50	-6.85

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.399.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. See page 48 for a description of each index.

6

INVESTING ENVIRONMENT

The fiscal year ended September 30, 2008, was a tough year for international equity investors as stock markets were down across the board. Regionally all markets declined during the period, and even the energy sector, which had been a holdout, declined considerably over the last several months of our fiscal year. Economic indicators from Europe as well as emerging markets started to follow the slowdown that was already underway in the U.S. This slowdown accelerated as the liquidity crunch reached crisis levels. In response, governments around the world intervened to an unprecedented degree to shore up confidence in their respective banking industries.

SECTOR DIVERSIFICATION

Sector	9/30/2007	9/30/2008
Consumer Discretionary	23.5%	22.3%
Consumer Staples	14.5	13.0
Financials	16.1	19.0
Healthcare	8.7	13.5
Industrials	14.5	15.1
Information Technology	5.9	8.3
Materials	2.8	2.2
Telecommunication Services	7.9	1.6
Other assets less liabilities	6.1	5.0
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

Artisan International Value Fund declined -18.92% during the twelve-month period ended September 30, 2008, holding up much better than the MSCI EAFE® Index, which decreased -30.50% over the same period.

Our aversion to the leverage that became commonplace in the financial services industry served us well during the fiscal year. We have thus far avoided some of the value destruction that has occurred in this environment. We remain focused on the intersection of balance sheet strength, business quality and valuation. We believe that this focus has helped us to manage risk in times such as these, while helping us to position the Fund for the opportunity to compound wealth over the long-term.

The following stocks had a meaningful positive impact on the portfolio during the fiscal year: SANKYO CO., LTD., a Japanese pachinko machine manufacturer; Covidien Ltd., a U.S. medical instruments maker that spun off from Tyco International Ltd. in 2007; Gemalto NV, a French smartcard maker; Benfield Group Plc, a U.K. reinsurance broker; and UNICHARM CORPORATION, a Japanese manufacturer of diapers and feminine products. Notable detractors during the period included Galiform Plc, a U.K. kitchen business; CanWest Global Communications Corp., a holding company that owns one of Canada’s television networks; Wolters Kluwer NV, a Dutch-based professional publishing company; Credit Saison Co., Ltd., a Japanese credit card company; and Esprinet S.p.A., an Italian computer and electronics distributor.

FUND CHANGES

Our hurdle rate for new investments moved up during the period as almost all of the stocks in our portfolio fell further from our estimates of their intrinsic value. We added to many of the companies we already owned as the existing portfolio got cheaper. We also added new names to the portfolio as we found some compelling values amid the general decline in stock prices. Two of the purchases we made during the fiscal year were French catering company Sodexo and Finland-based mobile phone maker Nokia Corporation.

We exited our positions in CanWest Global Communications Corp., Galiform Plc, Heidelberger Druckmaschinen AG and Esprinet S.p.A.

REGION ALLOCATION

Region	9/30/2007	9/30/2008
Europe	55.5%	63.8%
Pacific Basin	19.4	14.2
Americas	10.3	10.7
Emerging Markets	8.7	6.3

As a percentage of total net assets.

7

ARTISAN MID CAP FUND

INSTITUTIONAL SHARES

INVESTMENT PROCESS HIGHLIGHTS

Artisan Mid Cap Fund uses a bottom-up investment process to construct a diversified portfolio of U.S. mid-cap growth companies. The Fund’s investment process focuses on two distinct areas – security selection and capital allocation. The investment team believes that adhering to this process increases the likelihood of delivering upside participation with downside protection.

Artisan’s Mid Cap Fund investment team attempts to identify companies that possess franchise characteristics that are selling at attractive valuations and benefiting from an accelerating profit cycle.

Franchise characteristics. These are characteristics that the team believes help to protect a company’s stream of cash flow from the effects of competition. The team looks for companies with at least two of the following characteristics: low cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name.

Attractive valuations. Through its own fundamental research, the team estimates the amount a private market buyer would pay to buy the entire company and considers whether to purchase a stock if it sells at a discount to that estimate.

Accelerating profit cycle. The team tries to invest in companies that are well positioned for long-term growth, at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the emerging profit cycle.

Based on the investment team’s fundamental analysis of a company’s profit cycle, portfolio holdings develop through three stages. GardenSM investments are small positions in the early part of their profit cycle that will warrant a more sizeable allocation once their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because they are moving through the strongest part of their profit cycle. HarvestSM investments are positions that are being reduced as they near the team’s estimate of full valuation or their profit cycle begins to decelerate.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $5,000,000 INVESTMENT (7/1/2000 to 9/30/2008)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2008)

Fund / Index	1-Year	3-Year	5-Year	Since Inception
Artisan Mid Cap Fund – Institutional Shares	-22.23%	2.91%	7.88%	3.03%
Russell MidCap® Growth Index	-24.65	-0.75	6.53	-2.72
Russell MidCap® Index	-22.36	0.09	8.62	5.15

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.399.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 48 for a description of each index.

8

INVESTING ENVIRONMENT

During the fiscal year ended September 30, 2008, mid-cap stocks struggled along with the broader market as the Russell Midcap® Index declined -22.36%. The year was marked by weak economic conditions, volatile energy prices and a deep credit crisis. Value stocks outperformed growth names as the Russell Midcap® Growth Index fell -24.65%, while its value counterpart retreated -20.50%. Within the growth index, all sectors closed lower, with utilities, telecommunication services and consumer discretionary stocks down the most. Traditionally defensive sectors, such as consumer staples and healthcare, held up best, but also posted losses.

SECTOR DIVERSIFICATION

Sector	9/30/2007	9/30/2008
Consumer Discretionary	9.9%	7.7%
Consumer Staples	4.9	4.8
Energy	3.7	4.0
Financials	6.5	8.0
Healthcare	22.7	25.4
Industrials	13.1	14.9
Information Technology	31.1	28.5
Materials	1.3	1.6
Telecommunication Services	1.7	0.4
Utilities	—	2.0
Other assets less liabilities	5.1	2.7
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

The Fund held up better than the Russell Midcap® Growth Index and underperformed the Russell Midcap® Index as it returned
-22.23% for the fiscal year. Relative to the benchmarks, the Fund benefited most from our healthcare holdings, but security selection results were also strong in the industrials and materials sectors. Top performers within the healthcare sector included robotic surgery systems manufacturer Intuitive Surgical, Inc., biopharmaceutical company Celgene Corporation, radiation therapy systems provider Varian Medical Systems, Inc. and biopharmaceutical company ImClone Systems Incorporated. In the industrials sector, much of our performance advantage came from the construction and engineering industry with contracting services company Quanta Services, Inc., one of our top performers. Our success in the materials sectors was largely due to fertilizer producer The Mosaic Company.

The key sources of weakness compared to the benchmark were our relatively low weight in energy stocks and select holdings in the consumer staples and consumer discretionary sectors. Our underperformance in the consumer staples sector was driven mostly by a decline in alternative beverage producer Hansen Natural Corporation. Footwear company Crocs, Inc. and auto components manufacturer BorgWarner Inc. were among our worst performing consumer discretionary holdings.

FUND CHANGES

Our security selection process is focused on identifying companies that possess franchise characteristics and an attractive valuation that are benefiting from an accelerating profit cycle. Our transaction activity was not concentrated in any one sector. Our largest new positions included beauty product marketer Avon Products Inc., investment manager Invesco Ltd., and healthcare diagnostics developer Gen-Probe Incorporated. We also added capital to many existing positions, most notably to services provider Cerner Corporation and network infrastructure company Juniper Networks, Inc.

We funded our new purchases with sales from a broad range of sectors. Patterson Companies, Inc., McDermott International Inc., Applied Biosystems Inc. and NAVTEQ Corporation were all CropSM positions at the beginning of the fiscal year and were sold during the year. Ventana Medical Systems Inc. was the subject of a takeover by Swiss pharmaceutical and diagnostics company Roche Holding AG. The transaction was completed during the period.

9

ARTISAN EMERGING MARKETS FUND

Schedule of Investments – September 30, 2008

	Shares Held	Value

COMMON AND PREFERRED STOCKS - 96.8%

ARGENTINA - 1.2%
Tenaris S.A. (DR)	22,713	$846,968

BRAZIL - 18.2%
Companhia Energetica de Minas Gerais- CEMIG, Preferred(1)	32,858	649,252
Companhia Vale do Rio Doce	132,500	2,499,737
Dufry South America Ltd (DR)	32,700	271,512
Empresa Brasileira de Aeronautica S.A.	83,500	574,833
Hypermarcas SA(1)(2)	77,200	526,188
Marcopolo S.A., Preferred(1)	168,600	442,122
Net Servicos de Comunicacao SA, Preferred(1)(2)	67,800	578,272
OGX Petroleo e Gas Participacoes SA(2)	1,153	234,490
Petroleo Brasileiro S.A.	185,400	4,113,505
Randon SA Implementos e Participacoes, Preferred(1)	83,600	472,718
Rodobens Negocios Imobiliarios SA	63,400	436,460
SEB - Sistema Educacional Brasileiro SA (Units)(1)(2)	63,000	430,396
Tim Participacoes S.A., Preferred(1)	242,400	503,169
Unibanco - Uniao de Bancos Brasileiros S.A. (Units)(1)	79,500	812,589
Votorantim Celulose e Papel S.A., Preferred(1)	19,300	292,101
Wilson Sons Limited (DR)	62,000	469,179

		13,306,523
CHILE - 0.7%
Empresa Nacional de Telecomunicaciones S.A.	39,409	489,446

CHINA - 8.8%
Airmedia Group, Inc. (DR)(2)	66,622	496,334
Chaoda Modern Agriculture (Holdings) Limited(3)	1,289,900	1,082,218
China Dongxiang Group Company(3)	1,797,000	519,962
China Railway Construction Corporation, H Shares(1)(2)(3)	468,500	620,444
GOME Electrical Appliances Holdings Limited(3)	2,644,752	772,044
Mindray Medical International Limited, Class A (DR)	13,365	450,801
New Oriental Education & Technology Group Inc. (DR)(2)	7,705	494,969

	Shares Held	Value

CHINA (CONTINUED)
Tingyi (Cayman Islands) Holding Corporation(3)	780,300	$908,761
Weichai Power Co., Ltd., H Shares(3)	113,100	425,607
Zhuzhou CSR Times Electric Co., Ltd., H Shares(3)	904,200	641,621

		6,412,761
COLOMBIA - 0.7%
Almacenes Exito S.A. (DR)(3)	95,394	477,613

EGYPT - 1.1%
Egyptian Financial Group-Hermes Holding(3)	124,090	769,044

HONG KONG - 2.3%
Huabao International Holdings Limited(3)	1,491,900	1,143,856
Samson Holding Ltd.(2)(3)	4,063,000	572,426

		1,716,282
INDIA - 4.0%
Cairn India Ltd.(2)(3)	166,142	765,629
Dr. Reddy’s Laboratories Limited(3)	68,029	752,440
Satyam Computer Services Limited(3)	143,304	907,192
Tata Motors Limited(3)	63,097	470,298
Tata Motors Limited, Class A Rights(1)(2)(3)(4)	10,333	804
Tata Motors Limited, Rights(1)(2)(3)(4)	10,333	896

		2,897,259
ISRAEL - 1.3%
Bank Hapoalim B.M.(3)	135,569	431,666
Strauss Group Ltd.(3)	49,979	522,318

		953,984
KAZAKSTAN - 1.2%
KazMunaiGas Exploration Production (DR)(3)	57,795	911,763

KOREA - 8.8%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.(3)	15,254	385,465
Hyundai Development Company(3)	14,261	537,061
MegaStudy Co., Ltd.(3)	3,685	559,969
Samsung Electronics Co., Ltd.(3)	7,271	3,348,108
Shinhan Financial Group Co., Ltd.(3)	22,527	812,202
Shinsegae Co., Ltd.(3)	1,694	798,691

		6,441,496
LUXEMBOURG - 0.6%
Ternium S.A. (DR)	25,766	454,512

MEXICO - 7.2%
America Movil SAB de C.V., Series L	880,405	2,041,519

10

	Shares Held	Value

MEXICO (CONTINUED)
Banco Compartamos SA de CV	182,025	$515,958
Fomento Economico Mexicano SAB, Series UBD (Units)	184,995	707,570
Grupo Financiero Banorte S.A. de C.V.	235,431	751,295
Grupo Televisa S.A.	182,181	801,753
Urbi, Desarrollos Urbanos, S.A. de C.V.(2)	181,950	424,741

		5,242,836
NETHERLANDS - 1.2%
Kardan NV(3)	62,326	472,316
Plaza Centers (Europe) BV(3)	309,764	402,748

		875,064
PHILIPPINES - 1.0%
Philippine Long Distance Telephone Company(3)	13,070	740,860

POLAND - 0.9%
Polski Koncern Naftowy Orlen S.A.(3)	47,614	685,757

RUSSIA - 7.9%
Globaltrans Investment PLC (DR)(2)(3)	57,096	517,139
LUKOIL (DR)(3)	28,237	1,699,923
Mining and Metallurgical Company Norilsk Nickel (DR)(3)	62,743	879,556
Mobile TeleSystems (DR)	16,137	903,833
OAO TMK (DR)(3)	25,826	646,339
PIK Group (DR)(3)	4,259	22,419
PIK Group, Reg S (DR)(3)	37,309	196,392
Razguliay Group(2)(3)	103,399	374,429
VTB Bank OJSC (DR)(3)	123,795	515,734

		5,755,764
SINGAPORE - 0.6%
Epure International Ltd.(3)	1,882,000	459,890

SOUTH AFRICA - 9.6%
African Bank Investments Limited(3)	261,710	808,353
Gold Fields Limited(3)	89,680	866,990
Grindrod Limited(3)	187,786	408,159
Impala Platinum Holdings Limited(3)	60,232	1,223,454
Mondi Limited(3)	107,395	585,235
Mr. Price Group Limited(3)	187,461	522,807
MTN Group Limited(3)	88,113	1,247,871
Reunert Limited(3)	83,769	588,208
Tiger Brands Limited(3)	42,271	729,467

		6,980,544
SWEDEN - 1.3%
West Siberian Resources Ltd (DR)(2)(3)	1,146,282	931,115

TAIWAN - 8.8%
Acer Inc.(3)	345,148	589,363
Cathay Financial Holding Co., Ltd.(3)	537,292	753,381
China Airlines(2)(3)	1,856,000	406,001

	Shares Held	Value

TAIWAN (CONTINUED)
Chinatrust Financial Holding Company Ltd.(3)	1,212,962	$651,694
Far Eastern Textile Ltd.(3)	854,077	602,043
Hon Hai Precision Industry Co., Ltd.(3)	287,156	1,021,700
Taishin Financial Holdings Co., Ltd.(3)	1,978,000	392,984
Taiwan Fertilizer Co., Ltd.(3)	226,000	425,815
Taiwan Semiconductor Manufacturing Company Ltd.(3)	964,441	1,585,749

		6,428,730
THAILAND - 3.2%
Bumrungrad Hospital Public Company Limited (DR)(1)(3)	693,300	662,574
Krung Thai Bank Public Company Limited (DR)(1)(3)	2,959,500	535,327
Siam Commercial Bank Public Company Limited (DR)(1)(3)	348,500	719,349
Total Access Communication Public Company Limited(3)	373,800	411,096

		2,328,346
TURKEY - 5.0%
Cimsa Cimento Sanayi ve Ticaret A.S.(3)	158,344	611,826
Tekfen Holding A.S.(3)	89,163	495,148
Turk Hava Yollari Anonim Ortakligi(2)(3)	141,398	720,700
Turk Sise ve Cam Fabrikalari AS(2)(3)	540,388	659,117
Turkcell Iletisim Hizmetleri AS(3)	98,504	604,639
Turkiye Sinai Kalkinma Bankasi A.S.(2)(3)	710,479	571,486

		3,662,916
UNITED ARAB EMIRATES - 0.5%
Depa, Ltd. (DR)(2)(3)	90,100	382,925

UNITED KINGDOM - 0.7%
Antofagasta plc(3)	68,448	493,496

Total common and preferred stocks (Cost $101,290,922)		70,645,894

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 3.7%
Repurchase agreement with Fixed Income Clearing Corporation, 0.05%, dated 9/30/08, due 10/1/08, maturity value $2,722,004(5) (Cost $2,722,000)	$2,722,000	2,722,000

Total investments - 100.5% (Cost $104,012,922)		73,367,894

Other assets less liabilities - (0.5%)		(358,482)

Total net assets - 100.0%(6)		$73,009,412

11

(1)	Non-voting shares.
(2)	Non-income producing security.
(3)	Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds. In total, securities valued at a fair value were $47,959,672 or 65.7% of total net assets.
(4)	Security has been determined to be illiquid under procedures established by the board of directors.
(5)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	6.25%	5/15/2030	$2,777,200

(6)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company's legal name may be different.

(DR) Depository Receipt, voting rights may vary.

PORTFOLIO DIVERSIFICATION - SEPTEMBER 30,2008
	Value	Percentage of Total Net Assets
Consumer Discretionary	$7,759,573	10.6%
Consumer Staples	6,127,255	8.4
Energy	10,835,489	14.8
Financials	9,916,126	13.6
Healthcare	1,865,815	2.6
Industrials	9,161,371	12.6
Information Technology	7,452,112	10.2
Materials	9,476,578	13.0
Telecommunication Services	6,942,433	9.5
Utilities	1,109,142	1.5

Total common and preferred stocks	70,645,894	96.8
Short-term investments	2,722,000	3.7

Total investments	73,367,894	100.5
Other assets less liabilities	(358,482)	(0.5)

Total net assets	$73,009,412	100.0%

CURRENCY EXPOSURE - SEPTEMBER 30, 2008
	Value	Percentage of Total Investments
Brazilian real	$13,306,523	18.1%
British pound	896,244	1.2
Chilean peso	489,446	0.7
Egyptian pound	769,044	1.1
Euro	472,316	0.6
Hong Kong dollar	6,686,939	9.1
Indian rupee	2,897,259	4.0
Israeli shekel	953,984	1.3
Korean won	6,441,496	8.8
Mexican peso	5,242,836	7.1
Philippine peso	740,860	1.0
Polish zloty	685,757	0.9
Singapore dollar	459,890	0.6
South African rand	6,980,544	9.5
Swedish krona	931,115	1.3
Taiwan dollar	6,428,730	8.8
Thai baht	1,917,250	2.6
Turkish lira	3,662,916	5.0
US dollar	13,404,745	18.3

Total investments	$73,367,894	100.0%

TOP TEN HOLDINGS - SEPTEMBER 30, 2008
Company Name	Country	Percentage of Total Net Assets
Petroleo Brasileiro S.A.	Brazil	5.6%
Samsung Electronics Co., Ltd.	Korea	4.6
Companhia Vale do Rio Doce	Brazil	3.4
America Movil SAB de C.V.	Mexico	2.8
LUKOIL	Russia	2.3
Taiwan Semiconductor Manufacturing Company Ltd.	Taiwan	2.2
MTN Group Limited	South Africa	1.7
Impala Platinum Holdings Limited	South Africa	1.7
Huabao International Holdings Limited	Hong Kong	1.6
Chaoda Modern Agriculture (Holdings) Limited	China	1.5

Total		27.4%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

12

ARTISAN INTERNATIONAL FUND

Schedule of Investments – September 30, 2008

	Shares Held	Value

COMMON AND PREFERRED STOCKS - 94.2%

BELGIUM - 0.5%
Delhaize Group(1)	791,898	$46,147,043
Umicore(1)	514,070	15,958,763

		62,105,806
BRAZIL - 2.4%
Petroleo Brasileiro S.A., Preferred (DR)	3,618,266	135,395,514
Redecard SA	6,536,789	85,467,082
Vivo Participacoes S.A., Preferred (DR)(2)	13,449,768	55,682,039

		276,544,635
CANADA - 2.2%
Canadian Pacific Railway Limited	4,755,184	256,114,210

CHINA - 5.6%
Angang Steel Company Limited, H Shares(1)	32,269,187	29,519,853
China Construction Bank, H Shares(1)	227,217,200	150,814,211
China Life Insurance Co., Limited, H Shares(1)	37,784,900	139,893,346
China Merchants Holdings International Company Limited(1)	21,392,900	68,801,066
China Petroleum and Chemical Corporation, H Shares(1)	144,146,900	114,415,884
China Resources Land Limited(1)	109,479,100	114,941,811
Shanghai Electric Group Company Limited, Series H(1)(2)(3)	150,931,921	45,393,696

		663,779,867
FINLAND - 3.2%
Fortum Oyj(1)	11,122,431	375,268,008

FRANCE - 12.1%
Alstom, S.A.(1)	2,588,153	195,172,350
Bouygues SA(1)	3,998,062	182,316,700
Electricite de France(1)	4,455,105	322,811,220
LVMH Moet Hennessy Louis Vuitton SA(1)	2,630,185	232,237,725
Technip SA(1)	2,854,266	160,342,506
Vinci SA(1)	7,197,215	340,043,899

		1,432,924,400
GERMANY - 12.8%
Allianz SE(1)	1,010,749	139,010,853

	Shares Held	Value

GERMANY (CONTINUED)
Bayer AG(1)	5,545,201	$404,760,289
Daimler AG(1)	5,047,009	255,075,671
Fraport AG(1)	2,232,563	133,523,930
Linde AG(1)	2,550,125	273,477,747
Merck KGaA(1)	225,768	24,237,311
Wacker Chemie AG(1)	1,994,739	285,269,306

		1,515,355,107
HONG KONG - 3.7%
The Bank of East Asia, Ltd.(1)	27,342,500	85,285,655
Hutchison Whampoa Limited(1)	26,073,245	198,487,558
NWS Holdings Limited(1)	40,157,746	71,988,363
Sun Hung Kai Properties Limited(1)	7,853,234	80,636,241

		436,397,817
INDIA - 1.0%
Housing Development Finance Corporation Ltd.(1)	1,248,822	57,322,751
ICICI Bank Limited(1)	1,084,277	12,854,108
ICICI Bank Limited (DR)	1,853,652	43,597,895

		113,774,754
IRELAND - 0.5%
Elan Corporation plc (DR)(2)	5,405,458	57,676,237

ITALY - 2.2%
Fiat S.p.A.(1)	7,433,997	99,049,998
Intesa Sanpaolo(1)	28,661,783	156,457,590

		255,507,588
JAPAN - 11.3%
Credit Saison Co., Ltd.(1)	1,897,823	30,873,858
DENSO CORPORATION(1)	5,451,200	133,880,758
JAPAN TOBACCO INC.(1)	74,252	279,547,473
Jupiter Telecommunications Co., Ltd.(1)	79,412	57,215,870
Mitsubishi Estate Company Ltd.(1)	3,797,600	74,629,286
Mitsubishi UFJ Financial Group, Inc.(1)	21,009,100	182,120,253
Mitsui & Co., Ltd.(1)	12,373,103	152,890,420
Mitsui Fudosan Co., Ltd.(1)	4,603,601	88,627,267
Mizuho Financial Group, Inc.(1)	39,155	171,786,740
SUZUKI MOTOR CORPORATION(1)	8,736,450	162,231,166

		1,333,803,091
KOREA - 1.2%
NHN Corp.(1)(2)	1,104,272	142,374,509

LUXEMBOURG - 0.4%
RTL Group(1)	736,222	45,718,732

13

	Shares Held	Value

MEXICO - 0.5%
Grupo Modelo, S.A. de C.V., Series C	14,714,102	$62,561,674

NETHERLANDS - 2.6%
ASML Holding N.V.(1)	16,950,048	302,650,828

NORWAY - 3.6%
Acergy SA(1)	1,096,914	11,020,914
Orkla ASA(1)	16,442,189	151,115,876
SeaDrill Ltd.(1)	12,588,799	258,741,622

		420,878,412
QATAR - 0.5%
Industries Qatar	1,406,183	55,103,545
Industries Qatar, Equity Linked Security, 144A(1)(4)(5)	222,077	8,703,198

		63,806,743
RUSSIA - 4.1%
Gazprom (DR)(1)	8,479,286	272,487,477
LUKOIL (DR)(1)	1,972,700	118,760,422
Novorossiysk Sea Trade Port (DR)(1)	87,150	558,208
RAO Unified Energy System, Equity Linked Security, 144A(1)(4)(5)(6)	2,065,483	96,148,234

		487,954,341
SOUTH AFRICA - 0.5%
Naspers Limited(1)	2,962,546	58,588,590

SPAIN - 5.2%
Gamesa Corporacion Tecnologica, S.A.(1)	3,164,078	108,692,129
Iberdrola S.A.(1)	5,401,279	55,208,666
Industria de Diseno Textil, S.A.(1)	3,126,622	133,379,738
Telefonica S.A.(1)	13,178,652	315,040,800

		612,321,333
SWEDEN - 0.3%
SSAB Svenskt Stal AB, Series A(1)	2,038,041	32,498,695

SWITZERLAND - 9.8%
Adecco SA(1)	2,042,657	89,252,942
Holcim Ltd.(1)	3,157,782	231,057,336
Nestle SA(1)	9,137,346	395,209,047
Roche Holding AG(1)	404,147	63,102,472
Roche Holding AG - Genussscheine(1)(4)	2,448,230	381,647,046

		1,160,268,843
TAIWAN - 0.2%
Taiwan Semiconductor Manufacturing Company Ltd. (DR)(4)	2,988,809	28,005,140

	Shares Held	Value

UNITED KINGDOM - 7.8%
Cadbury PLC(1)	13,609,068	$137,039,362
Kingfisher PLC(1)	31,418,061	74,498,145
Lloyds TSB Group plc(1)	36,473,033	151,719,497
National Grid PLC(1)	20,137,580	255,844,292
Next Plc(1)	3,778,934	69,297,008
Tesco plc(1)	7,889,507	54,867,222
William Morrison Supermarkets PLC(1)	39,227,825	182,089,550

		925,355,076

Total common and preferred stocks (Cost $12,403,463,800)		11,122,234,436

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 5.2%
Repurchase agreement with Fixed Income Clearing Corporation, 0.05%, dated 9/30/08, due 10/1/08, maturity value $609,594,846(7) (Cost $609,594,000)	$609,594,000	609,594,000

Total investments - 99.4% (Cost $13,013,057,800)		11,731,828,436

Other assets less liabilities - 0.6%		71,901,944

Total net assets - 100.0%(8)		$11,803,730,380

(1)

Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds. In total, securities valued at a fair value were $10,342,631,100 or 87.6% of total net assets.

(2)	Non-income producing security.
(3)	Affiliated company as defined by the Investment Company Act of 1940. See Note (6) in Notes to Financial Statements.
(4)	Non-voting shares.
(5)

Security is an equity-linked participation certificate issued by Merrill Lynch. As described in Note 2(h) in Notes to Financial Statements, equity-linked participation certificates are subject to counterparty risk with respect to the bank or broker-dealer that issues them.

(6)	Security has been determined to be illiquid under procedures established by the board of directors.
(7)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bill		7/30/2009	$310,790,938
U.S. Treasury Bond	2.675%	5/31/2010	168,804,525
U.S. Treasury Bond	2.125	1/31/2010	141,985,800
U.S. Treasury Bond	4.750	2/28/2009	213,675

			$621,794,938

(8)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depository Receipt, voting rights may vary.

14

PORTFOLIO DIVERSIFICATION - SEPTEMBER 30, 2008
	Value	Percentage of Total Net Assets
Consumer Discretionary	$1,321,173,401	11.2%
Consumer Staples	1,157,461,371	9.8
Energy	1,071,164,339	9.1
Financials	1,680,571,362	14.2
Healthcare	931,423,355	7.9
Industrials	2,058,158,090	17.4
Information Technology	558,497,559	4.7
Materials	867,781,700	7.4
Telecommunication Services	370,722,839	3.1
Utilities	1,105,280,420	9.4

Total common and preferred stocks	11,122,234,436	94.2
Short-term investments	609,594,000	5.2

Total investments	11,731,828,436	99.4
Other assets less liabilities	71,901,944	0.6

Total net assets	$11,803,730,380	100.0%

CURRENCY EXPOSURE - SEPTEMBER 30, 2008
	Value	Percentage of Total Investments
Brazilian real	$85,467,082	0.7%
British pound	925,355,076	7.9
Euro	4,601,851,802	39.2
Hong Kong dollar	1,100,177,684	9.4
Indian rupee	70,176,859	0.6
Japanese yen	1,333,803,091	11.4
Korean won	142,374,509	1.2
Mexican peso	62,561,674	0.5
Norwegian krone	420,878,412	3.6
Qatari riyal	55,103,545	0.5
South African rand	58,588,590	0.5
Swedish krona	32,498,695	0.3
Swiss franc	1,160,268,843	9.9
US dollar	1,682,722,574	14.3

Total investments	$11,731,828,436	100.0%

TOP TEN HOLDINGS - SEPTEMBER 30, 2008
Company Name	Country	Percentage of Total Net Assets
Roche Holding AG	Switzerland	3.8%
Bayer AG	Germany	3.4
Nestle SA	Switzerland	3.3
Fortum Oyj	Finland	3.2
Vinci SA	France	2.9
Electricite de France	France	2.7
Telefonica S.A.	Spain	2.7
ASML Holding N.V.	Netherlands	2.6
Wacker Chemie AG	Germany	2.4
JAPAN TOBACCO INC.	Japan	2.4

Total		29.4%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

15

ARTISAN INTERNATIONAL VALUE FUND

Schedule of Investments – September 30, 2008

	Shares Held	Value

COMMON STOCKS - 95.0%

FINLAND - 1.1%
Nokia Corporation (DR)	691,671	$12,899,664

FRANCE - 11.1%
Gemalto NV(1)(2)	825,937	29,872,679
Neopost SA(1)	235,351	22,157,363
Sanofi-Aventis(1)	413,992	27,212,277
Societe Television Francaise 1(1)	2,143,799	37,930,899
Sodexo(1)	309,531	18,341,685

		135,514,903
GERMANY - 1.0%
Pfeiffer Vacuum Technology AG(1)	149,681	11,986,107

HONG KONG - 2.0%
Guoco Group Limited(1)	2,872,900	24,550,283

IRELAND - 0.6%
Ryanair Holdings PLC, Equity-Linked Security, 144A(1)(2)(4)	2,231,800	7,250,167

JAPAN - 12.2%
Credit Saison Co., Ltd.(1)	2,433,169	39,582,887
MEITEC CORPORATION(1)	1,273,695	34,095,888
SANKYO CO., LTD.(1)	319,387	16,289,286
SEINO HOLDINGS CO., LTD.(1)	1,048,800	4,941,667
Sekisui House, Ltd.(1)	3,858,700	35,429,649
UNICHARM CORPORATION(1)	226,400	17,366,778

		147,706,155
KOREA - 2.9%
Lotte Chilsung Beverage Co., Ltd.(1)	10,323	7,579,987
Samsung Electronics Co., Ltd.(1)	19,336	8,903,730
SK Telecom Co., Ltd. (DR)	1,030,178	19,387,950

		35,871,667
MEXICO - 3.4%
Grupo Modelo, S.A. de C.V., Series C	2,934,581	12,477,302
Kimberly-Clark de Mexico, S.A. de C.V., Class A	6,708,872	29,138,337

		41,615,639
NETHERLANDS - 4.4%
Wolters Kluwer NV(1)	2,654,482	54,109,025

SWITZERLAND - 17.4%
Adecco SA(1)	837,982	36,615,231
Givaudan SA(1)	32,577	27,014,611
Novartis AG(1)	1,465,900	76,674,454

	Shares Held	Value

SWITZERLAND (CONTINUED)
Panalpina Welttransport Holding AG(1)	444,229	$29,397,192
Pargesa Holding SA(1)	403,982	34,462,240
Tamedia AG(1)	70,228	6,973,600

		211,137,328
UNITED KINGDOM - 28.2%
Benfield Group Plc(1)(3)	11,241,209	66,922,543
Cadbury PLC(1)	2,107,947	21,226,414
Carpetright PLC(1)	1,088,402	11,804,281
Diageo plc(1)	2,051,297	34,724,360
Experian PLC(1)	8,947,268	59,327,950
Home Retail Group plc(1)	5,843,614	24,871,833
Lancashire Holdings Ltd(1)	2,897,486	15,859,421
Rightmove PLC(1)	1,143,024	5,226,536
Savills Plc(1)	1,458,324	6,856,952
Signet Jewelers Ltd.	2,342,442	54,763,328
Unilever plc (DR)	1,302,339	35,436,644
Vitec Group PLC(1)	859,067	5,374,961

		342,395,223
UNITED STATES - 10.7%
Arch Capital Group Ltd.(2)	297,930	21,757,828
Covidien Ltd.	1,117,505	60,077,069
Tyco Electronics Ltd.	959,457	26,538,581
Willis Group Holdings Limited	667,830	21,544,196

		129,917,674

Total common stocks (Cost $1,264,483,409)		1,154,953,835

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 5.7%
Repurchase agreement with Fixed Income Clearing Corporation, 0.05%, dated 9/30/08, due 10/1/08, maturity value $68,665,095(5) (Cost $68,665,000)	$68,665,000	68,665,000

Total investments - 100.7% (Cost $1,333,148,409)		1,223,618,835

Other assets less liabilities - (0.7%)		(8,095,493)

Total net assets - 100.0%(6)		$1,215,523,342

16

(1)	Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds. In total, securities valued at a fair value were $860,932,936 or 70.8% of total net assets.
(2)	Non-income producing security.
(3)	Affiliated company as defined by the Investment Company Act of 1940. See Note (6) in Notes to Financial Statements.
(4)

Security is an equity-linked participation certificate issued by HSBC Bank plc. As described in Note 2(h) in Notes to Financial Statements, equity-linked participation certificates are subject to counterparty risk with respect to the bank or broker-dealer that issues them.

(5)	Collateralized by:

Issuer	Maturity	Value
U.S. Treasury Bill	7/30/2009	$70,038,438

(6)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depository Receipt, voting rights may vary.

PORTFOLIO DIVERSIFICATION - SEPTEMBER 30, 2008
	Value	Percentage of Total Net Assets
Consumer Discretionary	$271,115,083	22.3%
Consumer Staples	157,949,822	13.0
Financials	231,536,350	19.0
Healthcare	163,963,800	13.5
Industrials	183,614,202	15.1
Information Technology	100,372,017	8.3
Materials	27,014,611	2.2
Telecommunication Services	19,387,950	1.6

Total common stocks	1,154,953,835	95.0
Short-term investments	68,665,000	5.7

Total investments	1,223,618,835	100.7
Other assets less liabilities	(8,095,493)	(0.7)

Total net assets	$1,215,523,342	100.0%

CURRENCY EXPOSURE - SEPTEMBER 30, 2008
	Value	Percentage of Total Investments
British pound	$306,958,579	25.1%
Euro	201,610,035	16.5
Hong Kong dollar	24,550,283	2.0
Japanese yen	147,706,155	12.1
Korean won	16,483,717	1.3
Mexican peso	41,615,639	3.4
Swiss franc	211,137,328	17.2
US dollar	273,557,099	22.4

Total investments	$1,223,618,835	100.0%

TOP TEN HOLDINGS - SEPTEMBER 30, 2008
Company Name	Country	Percentage of Total Net Assets
Novartis AG	Switzerland	6.3%
Benfield Group Plc	United Kingdom	5.5
Covidien Ltd.	United States	4.9
Experian PLC	United Kingdom	4.9
Signet Jewelers Ltd.	United Kingdom	4.5
Wolters Kluwer NV	Netherlands	4.5
Credit Saison Co., Ltd.	Japan	3.3
Societe Television Francaise 1	France	3.1
Adecco SA	Switzerland	3.0
Unilever plc	United Kingdom	2.9

Total		42.9%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

FORWARD CURRENCY CONTRACTS - SEPTEMBER 30, 2008
Forward Currency	Transaction Type	Expiration Date	Cost on Origination Date	Value	Unrealized Depreciation
British Pound	Sell	12/4/08	$68,243,560	$68,627,497	$(383,937)

The accompanying notes are an integral part of the financial statements.

17

ARTISAN MID CAP FUND

Schedule of Investments – September 30, 2008

	Shares Held	Value

COMMON STOCKS - 97.3%

CONSUMER DISCRETIONARY - 7.7%
Auto Components - 2.9%
BorgWarner Inc.	2,400,351	$78,659,502
Johnson Controls, Inc.	1,466,000	44,463,780

		123,123,282
Distributors - 0.5%
LKQ Corporation(1)	1,399,019	23,741,352

Diversified Consumer Services - 0.3%
New Oriental Education & Technology Group Inc. (DR)(1)(2)	171,200	10,997,888

Hotels, Restaurants & Leisure - 1.1%
Panera Bread Company, Class A(1)	170,500	8,678,450
Starbucks Corporation(1)	609,658	9,065,614
Starwood Hotels & Resorts Worldwide, Inc.	980,500	27,591,270

		45,335,334
Internet & Catalog Retail - 0.5%
Amazon.com, Inc.(1)	290,822	21,160,209

Multiline Retail - 1.3%
Kohl’s Corporation(1)	1,199,700	55,282,176

Specialty Retail - 1.1%
Best Buy Co., Inc.	650,676	24,400,350
GameStop Corp.(1)	635,200	21,730,192

		46,130,542
CONSUMER STAPLES - 4.8%
Beverages - 1.3%
Hansen Natural Corporation(1)	1,878,300	56,818,575

Food Products - 0.8%
Bunge Limited	419,221	26,486,383
H.J. Heinz Company	116,400	5,816,508

		32,302,891
Personal Products - 2.7%
Avon Products, Inc.	2,536,064	105,424,180
Bare Escentuals, Inc.(1)	1,063,618	11,561,528

		116,985,708

	Shares Held	Value

ENERGY - 4.0%
Energy Equipment & Services - 3.5%
Dresser-Rand Group Inc.(1)	1,893,775	$59,597,099
Helix Energy Solutions Group, Inc.(1)	671,401	16,301,616
Smith International, Inc.	890,200	52,201,328
Weatherford International Ltd.(1)	852,644	21,435,470

		149,535,513
Oil, Gas & Consumable Fuels - 0.5%
Peabody Energy Corporation	452,300	20,353,500

FINANCIALS - 8.0%
Capital Markets - 2.8%
Affiliated Managers Group, Inc.(1)	492,356	40,791,695
Invesco Ltd.	3,690,230	77,421,025

		118,212,720
Commercial Banks - 0.8%
HDFC Bank Limited (DR)(2)	267,600	22,732,620
M&T Bank Corporation	139,100	12,414,675

		35,147,295
Consumer Finance - 1.3%
Discover Financial Services	3,473,000	47,996,860
SLM Corporation(1)	647,000	7,983,980

		55,980,840
Diversified Financial Services - 1.2%
CME Group Inc., Class A	136,125	50,571,799

Real Estate Management & Development - 1.6%
The St. Joe Company(1)	1,751,181	68,453,665

Thrifts & Mortgage Finance - 0.3%
New York Community Bancorp, Inc.	674,000	11,316,460

HEALTHCARE - 25.4%
Biotechnology - 2.4%
Celgene Corporation(1)	1,106,801	70,038,367
ImClone Systems Incorporated(1)	491,055	30,661,474

		100,699,841
Health Care Equipment & Supplies - 8.9%
C.R. Bard, Inc.	1,523,141	144,500,387

18

	Shares Held	Value

HEALTHCARE (CONTINUED)
Health Care Equipment & Supplies (Continued)
Gen-Probe Incorporated(1)	1,345,800	$71,394,690
Intuitive Surgical, Inc.(1)	180,656	43,534,483
Mindray Medical International Limited, Class A (DR)(2)	667,100	22,501,283
NuVasive, Inc.(1)	682,652	33,675,223
Varian Medical Systems, Inc.(1)	1,098,522	62,758,562

		378,364,628
Health Care Technology - 4.1%
Cerner Corporation(1)	3,973,247	177,365,746

Life Sciences Tools & Services - 5.0%
Thermo Fisher Scientific Inc.(1)	3,917,671	215,471,905

Pharmaceuticals - 5.0%
Allergan, Inc.	3,887,718	200,217,477
Shire Limited (DR)	272,000	12,988,000

		213,205,477
INDUSTRIALS - 14.9%
Aerospace & Defense - 2.1%
Hexcel Corporation(1)	1,650,615	22,596,919
Precision Castparts Corp.	862,322	67,933,727

		90,530,646
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc.	322,513	16,435,262
Expeditors International of Washington, Inc.	561,703	19,569,733

		36,004,995
Airlines - 0.5%
Southwest Airlines Co.	1,528,674	22,181,060

Construction & Engineering - 2.5%
Fluor Corporation	614,912	34,250,598
Quanta Services, Inc.(1)	2,464,916	66,577,381
URS Corporation(1)	143,300	5,254,811

		106,082,790
Electrical Equipment - 4.9%
Cooper Industries, Ltd.	2,381,404	95,137,090
First Solar, Inc.(1)	42,089	7,951,033
Roper Industries, Inc.	1,349,860	76,888,026
SunPower Corporation(1)	440,600	31,251,758

		211,227,907
Machinery - 2.8%
AGCO Corporation(1)	1,642,361	69,981,002
Cummins Inc.	202,600	8,857,672
Harsco Corporation	189,622	7,052,042
PACCAR Inc	889,100	33,954,729

		119,845,445

	Shares Held	Value

INDUSTRIALS (CONTINUED)
Professional Services - 1.3%
Robert Half International Inc.	2,236,500	$55,353,375

INFORMATION TECHNOLOGY - 28.5%
Communications Equipment - 2.7%
Juniper Networks, Inc.(1)	5,385,808	113,478,975

Computers & Peripherals - 2.0%
Intermec, Inc.(1)(3)	3,481,619	68,378,997
NetApp, Inc.(1)	987,787	18,007,357

		86,386,354
Electronic Equipment & Instruments - 1.4%
Itron, Inc.(1)	229,400	20,308,782
Molex Incorporated	977,700	21,949,365
Trimble Navigation Limited(1)	641,477	16,588,595

		58,846,742
Internet Software & Services - 0.5%
Ariba, Inc.(1)	688,700	9,731,331
VeriSign, Inc.(1)	410,420	10,703,754

		20,435,085
IT Services - 5.8%
Affiliated Computer Services, Inc.(1)	932,200	47,197,286
Cognizant Technology Solutions Corporation, Class A(1)	927,700	21,179,391
Paychex, Inc.	250,368	8,269,655
SRA International, Inc., Class A(1)	493,800	11,174,694
The Western Union Company	6,514,719	160,718,118

		248,539,144
Office Electronics - 0.5%
Zebra Technologies Corporation(1)	781,003	21,750,934

Semiconductors & Semiconductor Equipment - 6.5%
Analog Devices, Inc.	3,412,854	89,928,703
Broadcom Corporation, Class A(1)	4,635,080	86,351,540
Cree, Inc.(1)	1,713,000	39,022,140
MEMC Electronic Materials, Inc.(1)	458,400	12,954,384
NVIDIA Corporation(1)	4,429,083	47,435,479

		275,692,246
Software - 9.1%
Autodesk, Inc.(1)	1,422,200	47,714,810
Electronic Arts Inc.(1)	5,485,285	202,900,692
Intuit Inc.(1)	1,310,300	41,418,583
Mc Afee, Inc.(1)	704,600	23,928,216

19

	Shares Held	Value

INFORMATION TECHNOLOGY (CONTINUED)
Software (Continued)
Red Hat, Inc.(1)	3,391,195	$51,105,309
Shanda Interactive Entertainment Limited (DR)(1)(2)	814,000	20,797,700

		387,865,310
MATERIALS - 1.6%
Chemicals - 1.6%
Ecolab Inc.	507,400	24,619,048
The Mosaic Company	406,928	27,679,243
Olin Corporation	808,400	15,682,960

		67,981,251
TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
American Tower Corporation(1)	368,000	13,236,960
NII Holdings, Inc.(1)	156,155	5,921,398

		19,158,358
UTILITIES - 2.0%
Independent Power Producers & Energy Traders - 2.0%
Calpine Corporation(1)	5,143,000	66,859,000
Dynegy Inc.(1)	5,053,000	18,089,740

		84,948,740

Total common stocks (Cost $4,276,490,706)		4,152,866,703

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 2.6%
Repurchase agreement with Fixed Income Clearing Corporation, 0.05%, dated 9/30/08, due 10/1/08, maturity value $112,027,156(4) (Cost $112,027,000)	$112,027,000	112,027,000

Total investments - 99.9% (Cost $4,388,517,706)		4,264,893,703

Other assets less liabilities - 0.1%		4,616,134

Total net assets - 100.0%(5)		$4,269,509,837

(1)	Non-income producing security.
(2)	The Fund considers the company to be from outside of the United States. See the Fund’s Statement of Additional Information for information on how a country is assigned.

Security	Country	Trading Currency
HDFC Bank Limited (DR)	India	US dollar
Mindray Medical International Limited, Class A (DR)	China	US dollar
New Oriental Education & Technology Group Inc. (DR)	China	US dollar
Shanda Interactive Entertainment Limited (DR)	China	US dollar

(3)	Affiliated company as defined by the Investment Company Act of 1940. See Note (6) in Notes to Financial Statements.
(4)	Collateralized by:

Issuer	Maturity	Value
U.S. Treasury Bill	7/2/2009	$1,347,938
U.S. Treasury Bill	7/30/2009	112,920,625

		$114,268,563

(5)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depository Receipt, voting rights may vary.

TOP TEN HOLDINGS - SEPTEMBER 30, 2008
Company Name	Country	Percentage of Total Net Assets
Thermo Fisher Scientific, Inc.	United States	5.0%
Electronic Arts Inc.	United States	4.8
Allergan, Inc.	United States	4.7
Cerner Corporation	United States	4.2
The Western Union Company	United States	3.8
C.R. Bard, Inc.	United States	3.4
Juniper Networks, Inc.	United States	2.7
Avon Products, Inc.	United States	2.5
Cooper Industries, Ltd.	United States	2.2
Analog Devices, Inc.	United States	2.1

Total		35.4%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

20

[THIS PAGE INTENTIONALLY LEFT BLANK]

21

ARTISAN FUNDS, INC.

Statements of Assets and Liabilities – September 30, 2008

EMERGING MARKETS
ASSETS:
Investments in securities, unaffiliated, at value	$70,645,894
Investments in securities, affiliated, at value	-
Short-term investments (repurchase agreements), at value	2,722,000

Total investments	73,367,894
Cash	291
Foreign currency	1,064,489
Net unrealized gain on foreign currency forward contracts	-
Receivable from investments sold	156,545
Receivable from fund shares sold	3,967
Dividends and interest receivable	193,676
Receivable from Adviser	40,678
Other assets	260

Total assets	74,827,800

LIABILITIES:
Net unrealized loss on foreign currency forward contracts	2,219
Payable for investments purchased	1,616,472
Payable for fund shares redeemed	-
Payable for operating expenses	175,159
Payable for withholding taxes	24,278
Payable for deferred directors’ compensation	260

Total liabilities	1,818,388

Total net assets	$73,009,412

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$104,495,427
Net unrealized depreciation on investments and foreign currency related transactions	(30,746,025)
Accumulated undistributed net investment income (loss)	805,727
Accumulated undistributed net realized gains (losses) on investments and foreign currency related transactions	(1,545,717)

$73,009,412

SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares
Institutional Shares	$69,799,317
Advisor Shares	$3,210,095
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares
Institutional Shares	6,260,244
Advisor Shares	287,690
Net asset value, offering price and redemption price per share
Investor Shares
Institutional Shares	$11.15
Advisor Shares	$11.16
Cost of securities of unaffiliated issuers held	$104,012,922
Cost of securities of affiliated issuers held	$-
Cost of foreign currency	$1,180,777

22

INTERNATIONAL	INTERNATIONAL VALUE	MID CAP

$11,076,840,740	$1,088,031,292	$4,084,487,706
45,393,696	66,922,543	68,378,997
609,594,000	68,665,000	112,027,000

11,731,828,436	1,223,618,835	4,264,893,703
422	769	729
569,748	30	-
1,139,806	-	-
113,728,503	-	66,351,764
20,757,123	739,974	4,020,994
47,005,349	4,749,523	2,054,469
-	-	-
159,434	14,694	59,286

11,915,188,821	1,229,123,825	4,337,380,945

-	426,794	-
80,970,681	7,664,699	56,783,911
19,603,246	4,552,231	7,827,723
8,296,547	852,399	3,200,188
2,428,533	89,666	-
159,434	14,694	59,286

111,458,441	13,600,483	67,871,108

$11,803,730,380	$1,215,523,342	$4,269,509,837

$12,651,200,812	$1,332,433,919	$4,368,874,864
(1,283,052,215)	(110,017,609)	(123,624,003)
109,355,577	5,072,824	(74,763)
326,226,206	(11,965,792)	24,333,739

$11,803,730,380	$1,215,523,342	$4,269,509,837

$8,759,967,297	$1,029,408,703	$3,732,293,539
$3,043,763,083	$186,114,639	$537,216,298

430,699,781	48,550,327	154,997,600
148,395,294	8,771,373	21,742,869

$20.34	$21.20	$24.08
$20.51	$21.22	$24.71

$12,903,018,920	$1,266,619,196	$4,299,634,887
$110,038,880	$66,529,213	$88,882,819
$569,631	$31	$-

The accompanying notes are an integral part of the financial statements.

23

ARTISAN FUNDS, INC.

Statements of Operations – For the Year Ended September 30, 2008

EMERGING MARKETS
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(1)	$1,934,788
Dividends, from affiliated issuers(1)	-
Interest	65,169
Securities lending	-

Total investment income	1,999,957
EXPENSES:
Advisory fees	787,254
Transfer agent fees
Investor Shares
Institutional Shares	20,857
Advisor Shares	16,992
Shareholder communications
Investor Shares
Institutional Shares	13,935
Advisor Shares	2,240
Custodian fees	129,718
Accounting fees	61,023
Professional fees	67,632
Less insurance recoveries(2)	-

Net professional fees	67,632
Registration fees
Investor Shares
Institutional Shares	34,659
Advisor Shares	17,519
Directors’ fees	6,000
Other operating expenses	7,498

Total operating expenses	1,165,327
Less amounts waived or paid by the Adviser or the board of directors	(40,678)

Net expenses	1,124,649

Net investment income (loss)	875,308
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
Investments(1)	(1,369,976)
Foreign currency related transactions	(80,293)

(1,450,269)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	(33,499,682)
Foreign currency related transactions	(82,858)

(33,582,540)

Net (loss) on investments and foreign currency related transactions	(35,032,809)

Net (decrease) in net assets resulting from operations	$(34,157,501)

(1)	Fund	Net of foreign taxes withheld on dividends, unaffiliated issuers	Net of foreign taxes withheld on dividends, affiliated issuers	Including net realized gain (loss) on investments from affiliated issuers
	Emerging Markets	$180,826	$-	$-
	International	42,466,408	129,739	(74,860,419)
	International Value	2,812,383	272,264	28,078,821
	Mid Cap	-	-	(65,165,460)

(2)

For the year ended September 30, 2008, the International Fund incurred $980,022 in total professional fees. As described in Note (9) in Notes to Financial Statements, $357,858 in insurance recoveries were received relating to reimbursement of litigation defense costs, and were recorded as a reduction to professional fees during the year ended September 30, 2008.

24

INTERNATIONAL	INTERNATIONAL VALUE	MID CAP

$388,797,017	$38,424,853	$18,893,301
1,578,042	5,509,883	-
9,427,233	2,778,113	7,659,487
5,642,452	-	-

405,444,744	46,712,849	26,552,788

150,037,798	14,645,235	50,517,929

27,106,651	2,421,236	12,828,644
32,716	12,791	18,684

1,520,619	333,979	899,562
54,559	9,927	11,959

6,966,846	491,746	114,884
76,134	71,788	64,162
980,022	102,311	205,017
(357,858)	-	-

622,164	102,311	205,017

195,547	66,185	69,665
34,307	13,308	15,486

481,741	44,948	157,886
409,367	47,315	145,703

187,538,449	18,260,769	65,049,581
-	-	-

187,538,449	18,260,769	65,049,581

217,906,295	28,452,080	(38,496,793)

660,360,491	4,267,300	258,568,758
(5,330,672)	(125,520)	638

655,029,819	4,141,780	258,569,396

(6,035,684,040)	(339,642,758)	(1,548,010,123)
(1,742,370)	(559,100)	(227)

(6,037,426,410)	(340,201,858)	(1,548,010,350)

(5,382,396,591)	(336,060,078)	(1,289,440,954)

$(5,164,490,296)	$(307,607,998)	$(1,327,937,747)

The accompanying notes are an integral part of the financial statements.

25

ARTISAN FUNDS, INC.

Statements of Changes in Net Assets

	EMERGING MARKETS
	Year Ended 9/30/2008	Year Ended 9/30/2007

OPERATIONS:
Net investment income (loss)	$875,308	$63,262
Net realized gain (loss) on:
Investments	(1,369,976)	1,381,724
Foreign currency related transactions	(80,293)	(36,234)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	(33,499,682)	2,411,591
Foreign currency related transactions	(82,858)	(14,136)

Net increase (decrease) in net assets resulting from operations	(34,157,501)	3,806,207

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Investor Shares
Institutional Shares	(39,728)	(15,593)
Advisor Shares	-
Net realized gains on investment transactions:
Investor Shares
Institutional Shares	(1,484,717)	(166,242)
Advisor Shares	-

Total distributions paid to shareholders	(1,524,445)	(181,835)

FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	90,274,995	8,910,431

Total increase (decrease) in net assets	54,593,049	12,534,803

Net assets, beginning of period	18,416,363	5,881,560

Net assets, end of period	$73,009,412	$18,416,363

Accumulated undistributed net investment income (loss)	$805,727	$28,456

26

INTERNATIONAL		INTERNATIONAL VALUE		MID CAP
Year Ended 9/30/2008	Year Ended 9/30/2007	Year Ended 9/30/2008	Year Ended 9/30/2007	Year Ended 9/30/2008	Year Ended 9/30/2007

$217,906,295	$170,443,080	$28,452,080	$25,017,010	$(38,496,793)	$(38,619,173)

660,360,491	2,377,934,207	4,267,300	123,912,908	258,568,758	1,029,163,034
(5,330,672)	(2,590,790)	(125,520)	(479,568)	638	-

(6,035,684,040)	1,463,335,658	(339,642,758)	54,992,214	(1,548,010,123)	460,018,755
(1,742,370)	(11,135)	(559,100)	90,080	(227)	227

(5,164,490,296)	4,009,111,020	(307,607,998)	203,532,644	(1,327,937,747)	1,450,562,843

(77,647,652)	(149,579,440)	(26,380,830)	(24,384,272)	-	-
(38,324,885)	(69,406,627)	(4,772,229)	(1,768,836)	-	-

(1,707,284,385)	(800,807,381)	(86,616,796)	(70,469,856)	(883,929,699)	(480,601,368)
(637,085,303)	(332,232,670)	(13,775,532)	(4,994,818)	(121,786,964)	(82,408,794)

(2,460,342,225)	(1,352,026,118)	(131,545,387)	(101,617,782)	(1,005,716,663)	(563,010,162)

1,569,193,725	1,284,431,884	(158,902,687)	399,089,514	498,434,390	(152,617,669)

(6,055,638,796)	(3,941,516,786)	(598,056,072)	501,004,376	(1,835,220,020)	734,935,012

17,859,369,176	13,917,852,390	1,813,579,414	1,312,575,038	6,104,729,857	5,369,794,845

$11,803,730,380	$17,859,369,176	$1,215,523,342	$1,813,579,414	$4,269,509,837	$6,104,729,857

$109,355,577	$10,487,437	$5,072,824	$8,775,647	$(74,763)	$(47,262)

The accompanying notes are an integral part of the financial statements.

27

ARTISAN FUNDS, INC.

Financial Highlights – For a share outstanding throughout each period

Year or Period Ended		Net Asset Value Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains

ARTISAN EMERGING MARKETS FUND
Institutional Shares
9/30/2008		$16.71	$0.18	$(5.41)	$(5.23)	$(0.01)	$(0.32)
9/30/2007		11.15	0.09	5.81	5.90	(0.03)	(0.31)
9/30/2006	(5)	10.00	0.03	1.12	1.15	-	-

ARTISAN INTERNATIONAL FUND
Institutional Shares
9/30/2008		$33.99	$0.42	$(9.16)	$(8.74)	$(0.27)	$(4.47)
9/30/2007		28.92	0.37	7.52	7.89	(0.49)	(2.33)
9/30/2006		24.54	0.22	4.62	4.84	(0.46)	-
9/30/2005		19.44	0.25	5.01	5.26	(0.16)	-
9/30/2004		16.63	0.16	2.86	3.02	(0.21)	-

ARTISAN INTERNATIONAL VALUE FUND
Institutional Shares
9/30/2008		$28.53	$0.52	$(5.58)	$(5.06)	$(0.58)	$(1.67)
9/30/2007		26.71	0.41	3.14	3.55	(0.45)	(1.28)

ARTISAN MID CAP FUND
Institutional Shares
9/30/2008		$37.78	$(0.14)	$(7.03)	$(7.17)	$-	$(5.90)
9/30/2007		32.24	(0.16)	9.17	9.01	-	(3.47)
9/30/2006		31.21	(0.10)	2.46	2.36	-	(1.33)
9/30/2005		26.38	(0.12)	4.95	4.83	-	-
9/30/2004		23.28	(0.14)	3.24	3.10	-	-

(1)	Computed based on average shares outstanding.
(2)	Periods less than twelve months (where applicable) are not annualized.
(3)	Periods less than twelve months (where applicable) are annualized.
(4)

The ratios of expenses to average net assets and net investment income (loss) to average net assets exclude expenses waived or paid by the Adviser or the board of directors. Absent expenses waived or paid by the Adviser or the board of directors, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows:

Fund	Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets
Emerging Markets Institutional Shares	9/30/2008	1.51%	1.16%
	9/30/2007	3.19	(1.08)
	9/30/2006	7.58	(5.11)

(5)	For the period from commencement of operations (June 26, 2006) through September 30, 2006.

28

Total Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets End of Period (millions)	Ratio of Expenses to Average Net Assets(3)(4)	Ratio of Net Investment Income to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)

$(0.33)	$11.15	(31.91)%	$69.8	1.50%	1.17%	42.24%
(0.34)	16.71	53.99	18.4	1.44	0.67	71.28
-	11.15	11.50	5.9	1.40	1.07	24.26

$(4.74)	$20.51	(29.83)%	$3,043.8	0.98%	1.50%	54.42%
(2.82)	33.99	28.99	5,049.3	0.98	1.22	66.30
(0.46)	28.92	20.07	4,116.0	1.00	0.82	57.80
(0.16)	24.54	27.21	3,988.1	0.99	1.11	56.15
(0.21)	19.44	18.31	3,622.1	1.01	0.85	54.96

$(2.25)	$21.22	(18.92)%	$186.1	1.03%	2.10%	44.72%
(1.73)	28.53	13.48	218.9	1.06	1.47	45.60

$(5.90)	$24.71	(22.23)%	$537.2	0.95%	(0.46)%	79.76%
(3.47)	37.78	30.17	785.4	0.95	(0.47)	71.04
(1.33)	32.24	7.66	797.9	0.95	(0.31)	73.59
-	31.21	18.35	981.3	0.95	(0.40)	83.00
-	26.38	13.27	1,036.0	0.96	(0.54)	101.09

The accompanying notes are an integral part of the financial statements.

29

ARTISAN FUNDS, INC.

Notes to Financial Statements – September 30, 2008

(1)	Organization:

Artisan Funds, Inc. (“Artisan Funds”) was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of eleven open-end, diversified mutual funds. Artisan Emerging Markets Fund (“Emerging Markets Fund” or “Emerging Markets”), Artisan International Fund (“International Fund” or “International”), Artisan International Value Fund (“International Value Fund” or “International Value”) and Artisan Mid Cap Fund (“Mid Cap Fund” or “Mid Cap”), each a series of Artisan Funds (each a “Fund,” and collectively, the “Funds”), commenced operations on June 26, 2006, December 28, 1995, September 23, 2002 and June 27, 1997, respectively. Each Fund’s investment objective is to seek long-term capital growth.

Emerging Markets Fund offers shares of capital stock of two classes – Institutional Shares and Advisor Shares – and has offered Institutional Shares since the commencement of operations and began offering Advisor Shares on June 2, 2008. International Fund, International Value Fund and Mid Cap Fund offer shares of capital stock of two classes – Institutional Shares and Investor Shares – and have offered Investor Shares since the commencement of operations. International Fund, International Value Fund and Mid Cap Fund began offering Institutional Shares on July 1, 1997, October 1, 2006 and July 1, 2000, respectively. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements.

Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class.

Income, expenses not specific to either class and realized and unrealized gains and losses were allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees, were allocated directly to that class.

(2)	Summary of significant accounting policies:

The following is a summary of significant accounting policies of the Funds in effect during the period covered by the financial statements, which were in accordance with United States generally accepted accounting principles.

(a)	Security valuation – The net asset value (“NAV”) of the shares of each class of each Fund was determined as of the close of regular session trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m., Eastern Time, but sometimes earlier) each day the NYSE was open for regular session trading. The NAV of each class of shares was determined by dividing the value of each Fund’s securities and other assets attributed to that class, less its liabilities attributed to that class, by the number of outstanding shares of that class of that Fund.

In determining NAV, each equity security traded on a securities exchange, including the Nasdaq Stock Market and over-the-counter securities, was valued at the closing price as of the time of valuation on the exchange or market designated by the Fund’s

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NOTES TO FINANCIAL STATEMENTS

accounting agent or pricing vendor as the principal exchange (the “principal exchange”). The closing price provided by the pricing vendor for a principal exchange may differ and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Absent closing price information from the principal exchange as of the time of valuation, the security was valued using the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or the most recent bid quotation on the principal exchange or, if not available, another exchange or in the over-the-counter market, except that securities listed on the London Stock Exchange were valued at the mean of the most recent bid and asked quotations as of the time of valuation. Short-term investments, other than repurchase agreements, maturing within sixty days from the valuation date were valued at amortized cost, which approximates market value.

Securities for which prices were not readily available were valued by Artisan Funds’ valuation committee (the “valuation committee”) at a fair value determined in good faith under procedures established by and under the general supervision of Artisan Funds’ board of directors (the “board of directors”). A price was considered to be not readily available if, among other things, the valuation committee believed that the price determined as described in the preceding paragraph did not reflect a fair value of the security.

Emerging Markets Fund, International Fund, and International Value Fund generally invested a significant portion, and perhaps as much as substantially all, of their total assets in securities principally traded in markets outside the U.S. Mid Cap Fund had the ability to invest in securities principally traded outside the U.S. The foreign markets in which the Funds invested were sometimes open on days when the NYSE was not open and the Funds did not calculate their NAVs, and sometimes were not open on days when the Funds did calculate their NAVs. Even on days on which both the foreign market and the NYSE were open, several hours may have passed between the time when trading in the foreign market closed and the time as of which the Funds calculate their NAVs. That was generally the case for markets in Europe, Asia, Australia and other far eastern markets; the regular closing time of foreign markets in North and South America was generally the same as the closing time of the NYSE and the time as of which the Funds calculated their NAVs.

The valuation committee concluded that a price determined under the Funds’ valuation procedures was not readily available if, among other things, the valuation committee believed that the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded but before the time for determination of NAV (“subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, imposition of foreign exchange controls by a foreign government), a potentially global development (such as a terrorist attack that may be expected to have an impact on investor expectations worldwide) or a significant change in one or more U.S. securities indices. Artisan Funds monitored for subsequent events using several tools. An indication by any of those tools of a potential material change in the value of securities resulted in either a meeting of the valuation

31

NOTES TO FINANCIAL STATEMENTS

committee, which considered whether a subsequent event had occurred and whether local market closing prices continued to represent fair values for potentially affected non-U.S. securities, and/or a valuation based on information provided by a third party research service. This third party research service was used to assist in determining estimates of fair values for foreign securities. That service utilized statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value.

Estimates of fair values utilized by the Funds as described above may differ from the value realized on the subsequent sale of those securities and from quoted or published prices for those securities. The differences may have been material to the NAV of the applicable Fund or to the information presented.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. The risks of foreign investments typically are greater in emerging markets.

(b)	Income taxes – No provision was made for federal income taxes or excise taxes since each Fund intends to (i) comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and (ii) distribute to its shareholders substantially all of its taxable income as well as net realized gains from the sale of investment securities. The Funds may utilize earnings and profits distributed to shareholders on redemptions of Fund shares as part of the dividends paid deduction.

The Funds may be subject to taxes on realized gains from the sale of investment securities imposed by certain countries in which the Funds invest. The Funds recorded the foreign tax expense, if any, on an accrual basis. The taxes were included in “Payable for withholding taxes” on the accompanying Statements of Assets and Liabilities.

(c)	Portfolio transactions – In determining a Fund’s NAV, security transactions and shareholder transactions were accounted for no later than one business day after trade date, in accordance with applicable law. However, for financial reporting purposes, security transactions and shareholder transactions were recorded on trade date in accordance with United States generally accepted accounting principles. Net realized gains and losses on securities were computed on specific security lot identification.

(d)	Foreign currency translation – Values of foreign investments, open foreign currency forward contracts, payables for capital gains taxes and cash denominated in foreign currencies were translated into U.S. dollars using a spot market rate of exchange as of the time of determination of each Fund’s NAV on the day of valuation. Payables and receivables for securities transactions, dividend and reclaim receivables and other receivables and payables denominated in a foreign currency were translated into U.S. dollars using a spot market rate of exchange as of 12:00 p.m. (Eastern Time) on the day of valuation. Purchases and sales of investments and dividend and interest income were translated into U.S. dollars using a spot market rate of exchange as of 12:00 p.m. (Eastern Time) on the date of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates was included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

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NOTES TO FINANCIAL STATEMENTS

The Funds may enter into foreign currency forward contracts to hedge the foreign currency exposure on open payables and receivables. These foreign currency forward contracts, or spot contracts, generally settle within two business days. The Funds also may enter into foreign currency forward contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. At September 30, 2008, International Value Fund held a foreign currency forward contract to hedge against foreign currency exchange rate risk on a non-U.S. dollar denominated investment security. Foreign currency forward contracts were recorded at market value and any related realized and unrealized gains and losses were reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses were treated as ordinary income or loss. The Funds could be exposed to loss if the counterparties fail to perform under these contracts.

Other foreign currency related transaction gains and losses may result from currency gains and losses realized from the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. The net increase (decrease) in unrealized appreciation or depreciation on foreign currency related transactions arose from changes in the values of assets and liabilities, other than investments in securities, resulting from changes in foreign exchange rates.

(e)	Repurchase agreements – Each Fund may enter into repurchase agreements with institutions that Artisan Partners Limited Partnership (“the Adviser”) determined were creditworthy pursuant to criteria adopted by the board of directors. Repurchase agreements were recorded at cost plus accrued interest and were collateralized in an amount greater than or equal to the repurchase price plus accrued interest. Collateral was held by the Funds’ custodian and in the event of default on the obligation of the counterparty to repurchase, the Funds had the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the proceeds from any sale of such collateral were less than the repurchase price, the Fund would have suffered a loss.

(f)	Depository receipts – Each of the Funds may invest in depository receipts. Depository receipts are typically issued by a financial institution (a “depository”), evidencing ownership interests in a security issued by an issuer and deposited with the depository.

(g)	Securities lending – Each of the Funds may enter into securities lending transactions secured by collateral in the form of U.S. Government securities at least equal to, at all times, the fair value of the securities loaned. When securities are on loan, the Fund does not receive dividends on the securities loaned, but receives compensation from the borrower in lieu of such dividends. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the applicable Fund. In entering into securities lending arrangements, the Fund takes the risk that the borrower may not provide additional collateral when required or return the securities when due or, if the borrower defaults, the Fund may experience delays in selling collateral or the collateral may not be sufficient to cover the value of securities lent. There were no securities on loan as of September 30, 2008.

During the year ended September 30, 2008, International Fund earned $5,642,452 from securities lending transactions, which was included in the accompanying Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS

(h)	Equity-linked participation certificates – The Funds may invest in equity-linked participation certificates. Equity-linked participation certificates are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. An investment in equity-linked participation certificates creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. Equity-linked participation certificates may be more volatile and less liquid than equity securities.

(i)	Commission recapture – Each of the Funds had the ability to direct portfolio trades to various brokers that have agreed to rebate a portion of the commissions generated. Such cash rebates were made directly to the applicable Fund and were included in net realized gain or loss on investments in the Statements of Operations as follows:

Emerging Markets	$-
International	-
International Value	5,066
Mid Cap	478,970

(j)	Use of estimates – The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(k)	Indemnifications – In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim had been made for indemnification pursuant to any such agreement of the Funds.

(l)	Other – Dividend income less foreign taxes withheld, if any, was generally recorded on the ex-dividend date. In some cases, the information was not available to the Fund on the ex-dividend date. In such cases, which may have included dividends from private placements or foreign securities, dividends were recorded as soon after the ex-dividend date as reliable information became available to the Funds. Non-cash dividends included in dividend income, if any, were generally recorded at the fair market value of securities received. Interest income was recorded on the accrual basis. Distributions to shareholders were recorded on the ex-dividend date. Expenses attributable to Artisan Funds were generally allocated to each Fund based on net assets. However, other expense allocation methodologies were used, depending on the nature of the expense item. Expenses attributable to a particular Fund or class were allocated directly to that Fund or class.

The character of income and net realized gains and losses may differ in some instances for financial statement and tax purposes and may result in reclassification of permanent differences among certain capital accounts to more appropriately conform financial accounting to tax characterizations of dividend and capital gain distributions.

Emerging Markets Fund, International Fund, and International Value Fund generally imposed a 2% redemption fee on shares held 90 days or less. Those redemption fees

34

NOTES TO FINANCIAL STATEMENTS

were recorded as a reduction in the cost of shares redeemed and had the primary effect of increasing paid-in capital. Each Fund reserved the right to waive or reduce the 2% redemption fee on shares held 90 days or less at its discretion when the Fund believed such waiver was in the best interests of the Fund, including but not limited to when it determined that imposition of the redemption fee was not necessary to protect the Fund from the effects of short-term trading. The Funds waived the fee on redemption of shares held by certain authorized agents or other Fund intermediaries.

(3)	Transactions with affiliates:

The Adviser, with which the officers and a director of Artisan Funds were affiliated, provided investment advisory and administrative services to the Funds. In exchange for those services, each Fund paid a monthly management fee to the Adviser as follows:

Emerging Markets Fund

Average Daily Net Assets	Annual Rate
All	1.050%

International Fund

Average Daily Net Assets	Annual Rate
Less than $500 million	1.000%
$500 million to $750 million	0.975
$750 million to $1 billion	0.950
$1 billion to $12 billion	0.925
Greater than $12 billion	0.900

International Value Fund and Mid Cap Fund

Average Daily Net Assets	Annual Rate
Less than $500 million	1.000%
$500 million to $750 million	0.975
$750 million to $1 billion	0.950
Greater than $1 billion	0.925

The Adviser has voluntarily undertaken to reimburse Emerging Markets Fund for any ordinary operating expenses in excess of 1.50% of average daily net assets, annually.

The officers and director of Artisan Funds who are affiliated with the Adviser receive no compensation from the Funds.

Prior to January 1, 2008, each director who was not an interested person of Artisan Funds or the Adviser received an annual retainer of $150,000, payable quarterly, as well as reimbursement of expenses related to his duties as a director of Artisan Funds. In addition, the non-interested chair of the board of directors received an additional annual retainer of $60,000, payable quarterly, and each chair of a board committee who was a non-interested director received an additional annual retainer of $30,000, payable quarterly. Effective January 1, 2008, each director who is not an interested person of Artisan Funds or the Adviser receives an annual retainer of $160,000, payable quarterly. The other additional annual retainer fees were unchanged. These fees were generally allocated to each of the

35

NOTES TO FINANCIAL STATEMENTS

Artisan Funds based on net assets, subject to a minimum allocation of $1,500 to each Fund per quarter.

Artisan Funds has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. For purposes of determining the amount owed to the directors under the plan, deferred amounts were invested in shares of Artisan Funds as selected by the individual directors. Each Fund purchased shares of Artisan Funds selected for deferral by the director in amounts equal to his investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets were included as a component of “Other assets” on the Statements of Assets and Liabilities. Deferral of directors’ fees under the plan did not affect the net assets of the Funds, and did not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the plan.

Shares of Artisan Funds were offered for sale by Artisan Distributors LLC (“Distributors”). Distributors is wholly owned by the Adviser. All distribution expenses relating to the Funds were paid by the Adviser.

(4)	Line of credit arrangement:

Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, which expires August 2009, under which each Fund may borrow up to the lesser of (a) $75 million or (b) the lesser of (i) 10% of its total adjusted net assets (after giving effect to the loan) or (ii) the maximum amount the Fund may have borrowed under the Investment Company Act of 1940, the limitations included in the Fund’s prospectus, or any limit or restriction under any law or regulation to which the Fund was subject or any agreement to which the Fund or Artisan Funds is a party; provided that the aggregate borrowings by all Artisan Funds may not exceed $100 million. Artisan Funds paid a commitment fee at the annual rate of 0.10% on the unused portion of the line of credit. Interest would have been charged on any borrowings at the current Federal Funds rate plus 0.50%. The use of the line of credit was generally restricted to temporary borrowing for extraordinary or emergency purposes. During the year ended September 30, 2008, there were no borrowings under the line of credit.

(5)	Investment transactions:

The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the year ended September 30, 2008 were as follows:

Fund	Security Purchases	Security Sales
Emerging Markets	$118,004,923	$30,829,271
International	8,654,310,407	9,451,556,705
International Value	638,571,345	850,317,792
Mid Cap	4,117,160,113	4,464,623,882

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NOTES TO FINANCIAL STATEMENTS

(6)	Transactions in securities of affiliates:

The table below shows information about securities of the Funds’ “affiliates” (as defined below) that were held by the Funds, purchased or sold by the Funds, or from which dividends were received by the Funds during the year ended September 30, 2008. The Funds identify a company as an affiliate for the purpose of this report if one or more of the Funds owned, in the aggregate, voting securities that it believed represented 5% or more of that company’s outstanding voting securities (as defined by the Investment Company Act of 1940) during the year ended September 30, 2008.

		As of 9/30/07					As of 9/30/08
Fund	Security	Share Balance	Purchase Cost	Sales Cost	Net Realized Gain (Loss)	Dividend Income(1)	Share Balance	Value
International
	Credit Saison Co., Ltd.(2)	8,625,200	$-	$217,423,551	$(74,860,419)	$1,578,042	1,897,823	$30,873,858
	Shanghai Electric Group Company Limited, Series H(3)(5)	-	110,038,880	-	-	-	150,931,921	45,393,696
	Total(4)		$110,038,880	$217,423,551	$(74,860,419)	$1,578,042		$45,393,696
International Value
	Benfield Group Plc	11,229,422	$3,313,540	$4,493,080	$(811,351)	$3,752,750	11,241,209	$66,922,543
	Credit Saison Co., Ltd.(2)	2,009,500	21,021,690	12,237,407	1,524,515	538,043	2,433,169	39,582,887
	Pfeiffer Vacuum Technology AG(2)	499,995	-	15,826,849	17,793,153	1,219,090	149,681	11,986,107
	SurfControl PLC(2)	1,622,708	-	13,618,504	9,572,504	-	-	-
	Total(4)		$24,335,230	$46,175,840	$28,078,821	$5,509,883		$66,922,543
Mid Cap
	Chico’s FAS, Inc.(2)	5,456,168	$2,547,668	$57,624,668	$(61,355,627)	$-	-	$-
	Intermec, Inc.(5)	3,770,200	5,518,693	11,075,242	(3,809,833)	-	3,481,619	68,378,997
	Total(4)		$8,066,361	$68,699,910	$(65,165,460)	$-		$68,378,997

(1)	Net of foreign taxes withheld, if any.
(2)	Issuer was no longer an affiliate as of September 30, 2008.
(3)	Issuer was not an affiliate as of September 30, 2007.
(4)	Total value as of 9/30/08 is presented for only those issuers that were affiliates as of September 30, 2008.
(5)	Non-income producing security.

(7)	Information for Federal income tax purposes:

For Federal income tax purposes, the cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized depreciation on investments as of September 30, 2008 were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized (Depreciation) on Investments
Emerging Markets	$104,430,587	$415,005	$(31,477,698)	$(31,062,693)
International	13,062,854,979	4,434,734,176	(5,765,760,719)	(1,331,026,543)
International Value	1,348,898,536	83,449,394	(208,729,095)	(125,279,701)
Mid Cap	4,408,176,452	379,193,878	(522,476,627)	(143,282,749)

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NOTES TO FINANCIAL STATEMENTS

The difference between cost of investments for financial reporting and cost of investments for Federal income tax purposes was due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals and passive foreign investment company transactions).

The tax characterization of ordinary income dividends and long-term capital gain distributions paid during the year ended September 30, 2008 and the year ended September 30, 2007 were as follows:

	Year Ended 9/30/08		Year Ended 9/30/07
Fund	Ordinary Income Dividends	Long-Term Capital Gain Distributions	Ordinary Income Dividends	Long-Term Capital Gain Distributions
Emerging Markets	$1,241,033	$283,412	$181,835	$-
International	361,370,744	2,098,971,481	218,986,067	1,133,040,051
International Value	75,430,570	56,114,817	58,575,572	43,042,210
Mid Cap	127,054,050	878,662,613	26,122,960	536,887,202

Ordinary income dividends and long-term capital gain distributions were determined in accordance with income tax regulations that may differ from U.S. generally accepted accounting principles. These differences were due to differing treatments for items such as net short-term gains, wash sale loss deferrals, passive foreign investment company transactions, foreign currency transactions, net investment losses and post-October losses. Gains on redemptions-in-kind for Mid Cap Fund of $75,771,221 were included in net realized gain (loss) on investments in the Statement of Operations for the year ended September 30, 2008, and were not recognized for Federal income tax purposes.

Additional tax information as of and for the year ended September 30, 2008 follows:

	As of 9/30/08
	Undistributed Ordinary Income	Undistributed Long-Term Gain	Post-October Losses
Emerging Markets	$861,738	$-	$1,191,524
International	168,511,911	318,081,129	-
International Value	8,591,143	-	-
Mid Cap	-	46,098,021	-

As of September 30, 2008, none of the Funds had capital loss carryovers.

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NOTES TO FINANCIAL STATEMENTS

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NOTES TO FINANCIAL STATEMENTS

(8)	Fund share activities:

Capital share transactions for the Funds were as follows:

	EMERGING MARKETS
Year ended September 30, 2008	Institutional Shares	Advisor Shares(1)
Proceeds from shares issued	$86,328,968	$3,862,647
Net asset value of shares issued in reinvestment of dividends and distributions	1,510,191	-
Cost of shares redeemed(2)	(1,424,727)	(2,084)

Net increase (decrease) from fund share transactions	$86,414,432	$3,860,563

Shares sold	5,178,178	287,867
Shares issued in reinvestment of dividends and distributions	93,337	-
Shares redeemed	(113,088)	(177)

Net increase (decrease) in capital shares	5,158,427	287,690

	EMERGING MARKETS
Year ended September 30, 2007	Institutional Shares
Net asset value of share transferred
Proceeds from shares issued	$8,740,000
Net asset value of shares issued in reinvestment of dividends and distributions	181,510
Cost of shares redeemed(2)	(11,079)

Net increase (decrease) from fund share transactions	$8,910,431

Shares sold	560,831
Shares issued in reinvestment of dividends and distributions	14,521
Shares redeemed	(946)

Net increase (decrease) in capital shares	574,406

(1)	For the period from commencement of operations (June 2, 2008) through September 30, 2008.

(2)	Net of redemption fees of:

Fund	9/30/2008	9/30/2007
Emerging Markets - Institutional Shares	$420	$-
Emerging Markets - Advisor Shares	8
International - Investor Shares	1,068,938	645,159
International - Institutional Shares	381,010	282,110
International Value - Investor Shares	76,325	345,305
International Value - Institutional Shares	13,231	25,764

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NOTES TO FINANCIAL STATEMENTS

INTERNATIONAL		INTERNATIONAL VALUE		MID CAP
Investor Shares	Institutional Shares	Investor Shares	Institutional Shares	Investor Shares	Institutional Shares
$2,769,106,273	$154,759,460	$303,006,196	$50,740,000	$1,053,457,971	$18,291,682
1,711,689,210	659,043,481	98,499,399	15,729,244	874,718,712	120,999,695
(2,910,764,948)	(814,639,751)	(592,204,517)	(34,673,009)	(1,467,033,037)	(102,000,633)

$1,570,030,535	$(836,810)	$(190,698,922)	$31,796,235	$461,143,646	$37,290,744

99,755,202	5,745,726	12,372,002	1,981,408	33,783,896	611,019
59,207,513	22,647,542	3,939,976	629,926	28,651,121	3,870,752
(107,847,385)	(28,563,145)	(23,733,942)	(1,513,600)	(50,970,079)	(3,530,702)

51,115,330	(169,877)	(7,421,964)	1,097,734	11,464,938	951,069

INTERNATIONAL		INTERNATIONAL VALUE		MID CAP
Investor Shares	Institutional Shares	Investor Shares	Institutional Shares	Investor Shares	Institutional Shares
		$(78,194,778)	$78,194,778
$2,337,197,971	$345,075,492	957,403,055	142,979,398	$876,970,575	$29,536,850
914,418,120	375,581,486	88,578,891	6,278,901	474,031,867	81,886,968
(2,130,141,244)	(557,699,941)	(783,018,312)	(13,132,419)	(1,365,376,527)	(249,667,402)

$1,121,474,847	$162,957,037	$262,963,634	$136,125,880	$(14,374,085)	$(138,243,584)

76,830,902	11,130,276	34,002,714	4,976,598	25,859,207	865,002
31,850,161	13,013,912	3,182,856	225,616	15,430,725	2,620,383
(70,075,745)	(17,906,695)	(27,424,433)	(456,122)	(41,649,602)	(7,437,100)

38,605,318	6,237,493	9,761,137	4,746,092	(359,670)	(3,951,715)

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NOTES TO FINANCIAL STATEMENTS

(9)	Litigation:

Artisan Funds and the Adviser were defendants in a lawsuit filed in the Circuit Court of the Third Judicial Circuit, Madison County, Illinois that sought certification of a plaintiff class consisting of all persons in the United States who held shares in Artisan International Fund for a period of more than 14 days during the five year period prior to the filing of the lawsuit in September 2003. The basic allegations in the case were that Artisan Funds and the Adviser did not make appropriate price adjustments to the foreign securities owned by Artisan International Fund prior to calculating the Fund’s NAV, thereby allegedly enabling market timing traders to trade the Fund’s shares in such a way as to disadvantage long-term investors. Following years of procedural litigation in state and federal courts, the case was resolved and dismissed with prejudice in May 2008.

Certain legal fees incurred by Artisan Funds in defense of the lawsuit prior to its resolution and related insurance recoveries of $357,858 have been allocated to Artisan International Fund and were included in professional fees in the Statement of Operations. The resolution of the lawsuit did not have a material effect on the financial condition or results of operations of any Fund.

(10)	Recent Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management has evaluated the implications of FIN 48 for all open tax years, and has determined there is no impact to the Funds’ financial statements.

In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of September 30, 2008, the Funds did not believe the adoption of FAS 157 would impact the amounts reported in the financial statements, however, additional disclosures would be required about the information used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (FAS 161). FAS 161 requires enhanced disclosure relating to an entity’s use of derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. This standard was issued and is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the implications of FAS 161 and the impact on the Funds’ financial statement disclosures, if any.

42

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Artisan Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Artisan Emerging Markets Fund, Artisan International Fund, Artisan International Value Fund, and Artisan Mid Cap Fund (four of eleven portfolios constituting Artisan Funds, Inc.) (the “Funds”) as of September 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Artisan Emerging Markets Fund, Artisan International Fund, Artisan International Value Fund, and Artisan Mid Cap Fund of Artisan Funds, Inc. at September 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Milwaukee, Wisconsin

November 10, 2008

43

NOTES TO FINANCIAL STATEMENTS

Other Federal tax information (unaudited):

The Internal Revenue Code requires that shareholders be notified within 60 days of the Funds’ fiscal year-end of certain information regarding long-term capital gains, qualified dividend income and the dividends received deduction for corporate shareholders. This data is informational only. Every year in January, shareholders are sent a Form 1099-DIV which provides the federal tax status of dividends and distributions received during the calendar year. Shareholders are advised to consult their own tax advisor with respect to the specific tax consequences of investment in the Funds.

Each Fund hereby designates the following amounts as (i) long-term capital gain distributions for purposes of the dividends paid deduction (including earnings and profits distributed to shareholders on redemption of Fund shares), (ii) the amount of ordinary dividends paid during the fiscal year ended September 30, 2008 that are considered qualified dividend income as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003, and (iii) the amount of ordinary dividends paid during the fiscal year ended September 30, 2008 that are eligible for the dividends received deduction available to certain corporate shareholders.

Fund	Long-Term Capital Gains	Qualified Dividend Income	Dividends Received Deduction
Emerging Markets	$283,412	16.85%	-%
International	2,160,068,879	59.87	-
International Value	58,010,849	45.69	-
Mid Cap	896,241,667	29.06	27.55

44

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of Artisan Funds, you may incur transaction costs, including redemption fees, and you will incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 to September 30, 2008.

Actual Expenses

The first line below each Fund’s name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the name of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line below each Fund’s name in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio for the six-month period ended September 30, 2008 and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line below each Fund’s name in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008	Expenses Paid During Period 4/1/2008-9/30/2008(1)
Artisan Emerging Markets Fund - Institutional Shares
Actual	$1,000.00	$708.80	$6.41
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.57
Artisan International Fund - Institutional Shares
Actual	$1,000.00	$768.74	$4.33
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$4.95
Artisan International Value Fund - Institutional Shares
Actual	$1,000.00	$877.95	$4.84
Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$5.20

45

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008	Expenses Paid During Period 4/1/2008-9/30/2008(1)
Artisan Mid Cap Fund - Institutional Shares
Actual	$1,000.00	$895.61	$4.50
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80

(1)

Expenses are equal to the Fund’s ratio of expenses to average net assets for the six-month period ended September 30, 2008 (shown below), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Fund	Annualized Ratio of Expenses to Average Net Assets for the Six-Month Period Ended September 30, 2008
Emerging Markets - Institutional Shares(a)	1.50%
International - Institutional Shares	0.98%
International Value - Institutional Shares	1.03%
Mid Cap - Institutional Shares	0.95%

(a)	The annualized ratio of expenses to average net assets excludes expenses waived or paid by the Adviser or the board of directors.

46

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

The discussions of each Fund included in this report include statistical information about the portfolios of each of the Funds. Except as otherwise noted, that information is as of September 30, 2008. That information will vary with changes in a Fund’s portfolio investments. The performance information for each Fund relative to its benchmark index discussed in this report was prepared by the Adviser using information reported by FactSet Databases (“FactSet”). For the purposes of assigning portfolio securities to a particular country, the Adviser considers an issuer to be from a particular country as designated by its securities information vendors. The Adviser currently uses MSCI as its primary source and FactSet as a secondary source for this information. In the event (i) the Adviser’s securities information vendors do not assign a security to a particular country or if the published classification appears to be erroneous, or (ii) its primary vendor does not assign a security to a particular country and the secondary vendor has assigned a security to a particular country by using a methodology that is not the same as the methodology the primary vendor uses to assign a country, the Adviser assigns the security to a country using the primary vendor’s published criteria (to the extent available) or the Adviser’s own judgment. The primary information vendor’s criteria include the identity of the jurisdiction of the issuer’s incorporation, the main equity trading market for the issuer’s securities, the geographical distribution of the issuer’s operations and the location of the issuer’s headquarters. Country designations may change over time.

For the purposes of assigning portfolio securities to a particular sector and industry, the Adviser assigns securities in accordance with the sector and industry classifications of the Global Industry Classification Standard (GICS®) developed by MSCI and Standard & Poor’s (to the extent available) as a primary source and FactSet (to the extent available) as a secondary source for this information. In the event the Adviser’s securities information vendors do not classify a security to a particular sector or industry or if the published classification appears to be erroneous, the Adviser classifies the security according to its own judgment, using other securities information vendors, the company description and other publicly available information about the company’s peer group. Sector and industry classifications may change over time.

The names of portfolio securities reflected in this report are as reported by the Funds’ data providers, may not represent the legal name of the entity and, in some cases, are translations of non-English names.

Definitions of Portfolio Statistics

Market Capitalization is the aggregate value of all of a company’s outstanding equity securities.

Descriptions of Indices

Each Fund’s performance is compared in this report to changes in one or more indices, including in all cases a broad-based index of changes in prices of securities in the market in which the Fund invests. All of the indices are unmanaged and their returns include reinvested dividends. Unlike the Funds’ returns, the returns of each index do not include the payment of sales commissions or other expenses that would be incurred in the purchase or sale of the securities included in that index. An investment cannot be made directly in an index. Fair value pricing is not employed by market indices.

The indices to which the Funds are compared are:

Artisan Emerging Markets Fund – Morgan Stanley Capital International Emerging Markets IndexSM is a market-weighted index of companies in emerging markets.

47

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

Artisan International and Artisan International Value Funds – Morgan Stanley Capital International EAFE® Index (MSCI EAFE®) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada. MSCI EAFE®’s average annual return since inception of the International Fund is based upon a starting date of December 31, 1995.

Artisan International Fund – Morgan Stanley Capital International EAFE® Growth Index (MSCI EAFE® Growth) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada, with higher price-to-book ratios. MSCI EAFE® Growth’s average annual return since inception of the International Fund is based upon a starting date of December 31, 1995.

Artisan International Value Fund – Morgan Stanley Capital International EAFE® Value Index (MSCI EAFE® Value) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada, with lower price-to-book ratios.

Artisan Mid Cap Fund – Russell Midcap® Index is a market-weighted index of about 800 medium-sized U.S. companies. The Russell Midcap® Growth Index is a market-weighted index of those medium-sized companies included in the Russell Midcap® Index with higher price-to-book and higher forecasted growth values.

Trademarks

Trademarks and copyrights relating to the indices and products of portfolio companies mentioned in this report are owned by their respective owners. Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in this report are the property of the Adviser and may not be copied, reproduced, published or in any way used without written permission.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Artisan Partners Limited Partnership. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The MSCI information may only be used by the reader, may not be reproduced or redisseminated in any form and may not be used to create any financial instruments or products or any indices. The MSCI information is provided on an “as is” basis and the reader of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event

48

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

shall MSCI Parties have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

Russell Investment Group is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a presentation of Artisan Distributors LLC. Russell Investment Group is not responsible for the formatting or configuration of this material or for any inaccuracy in Artisan Distributors’ presentation thereof.

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of Artisan Funds’ proxy voting policies and procedures, without charge, upon request by calling 800.399.1770. That information also is included in Artisan Funds’ statement of additional information, which is available without charge, upon request, by calling 800.399.1770 and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the twelve-month period ended June 30 is available without charge, on the Funds’ website at www.artisanfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov. Information relating to Artisan Emerging Markets Fund also is available without charge on its website at www.artemf.com and on the Securities and Exchange Commission’s website.

INFORMATION ABOUT PORTFOLIO SECURITIES

Artisan Funds files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31 and June 30 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You also may review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

DIRECTORS AND OFFICERS

The board of directors has overall responsibility for the conduct of the affairs of Artisan Funds. Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor. The board of directors may fill any vacancy on the board provided that after such appointment at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of the Funds at any meeting of shareholders called for the purpose of removing such director.

The board of directors elects the officers of Artisan Funds. Each officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer with or without cause at any time.

49

DIRECTORS AND OFFICERS

The names and ages of the directors and officers as of November 14, 2008, the position each holds with the Funds, the date each was first elected to office, their principal business occupations and other directorships they have held during the last five years are shown below. Each director oversees all eleven series of Artisan Funds.

Name and Age at 11/14/08	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Directors who are not “interested persons” of Artisan Funds:
David A. Erne – 65	Director and Independent Chair of the Board of Directors	Director since 3/27/95; Independent Chair since 2/4/05	Of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI.	Trustee, Northwestern Mutual Life Insurance Company.
Thomas R. Hefty – 61	Director	3/27/95	Retired; from January 2007 to February 2008, President, Kern Family Foundation (private, grant-making organization); until December 2006, of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI; until December 2006, Adjunct Faculty, Department of Business and Economics, Ripon College.	None.
Jeffrey A. Joerres – 48	Director	8/9/01	Chairman of the Board, President and Chief Executive Officer of Manpower Inc. (non-governmental employment service organization).	Director, Johnson Controls, Inc. (manufacturer of automotive systems and building controls).
Patrick S. Pittard – 62	Director	8/9/01	Distinguished Executive in Residence (teaching position), University of Georgia.	Director, Cbeyond, Inc. (telecommunications company); Director, Lincoln National Corporation (insurance and investment management company).
Howard B. Witt – 68	Director	3/27/95	Retired; until December 2004, Chairman of the Board, President and Chief Executive Officer of Littelfuse, Inc. (manufacturer of advanced circuit protection devices).	Director, Franklin Electric Co., Inc. (manufacturer of electric motors).

50

DIRECTORS AND OFFICERS

Name and Age at 11/14/08	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Director who is an “interested person” of Artisan Funds:
Andrew A. Ziegler – 51*	Director, President and Chief Executive Officer	Director since 1/5/95 and Chairman of the Board 1/5/95 - 12/19/03; President since 12/19/03 (Chief Executive Officer continuously since 1/5/95)	Managing Director of Artisan Partners; Chairman and President of Artisan Distributors LLC; until December 2003, Chairman of Artisan Funds.	None.
Officers:
Lawrence A. Totsky – 49	Chief Financial Officer and Treasurer	1/22/98	Managing Director and Chief Financial Officer of Artisan Partners; Vice President, Chief Financial Officer and Treasurer of Artisan Distributors LLC.	None.
Janet D. Olsen – 52	General Counsel and Secretary	1/18/01	Managing Director and General Counsel of Artisan Partners; Vice President and Secretary of Artisan Distributors LLC.	None.
Brooke J. Billick – 54	Chief Compliance Officer	8/19/04	Chief Compliance Officer and Associate Counsel of Artisan Partners; Chief Compliance Officer of Artisan Distributors LLC; prior to joining Artisan Partners in February 2004, Vice President, Securities Counsel and Corporate Secretary of Marshall & Ilsley Trust Company, N.A. (bank) and M&I Investment Management Corp. (investment adviser) and Chief Legal Officer and Secretary of Marshall Funds, Inc. (mutual fund company).	None.
Carlene M. Ziegler – 52	Vice President	3/27/95	Managing Director of Artisan Partners; until April 2008, Portfolio Co-Manager of Artisan small-cap growth strategy, including Artisan Small Cap Fund; until February 2005, Director of Artisan Funds.	None.
Michael C. Roos – 50	Vice President	12/19/03	Managing Director of Artisan Partners; Vice President of Artisan Distributors LLC; until December 2003, President of Artisan Funds.	None.

*	Mr. Ziegler is an “interested person” of Artisan Funds, as defined in the Investment Company Act of 1940, because he is a Managing Director of Artisan Partners and an officer and director of Artisan Investment Corporation (the general partner of Artisan Partners). Mr. Ziegler and Carlene M. Ziegler (who are married to each other) control Artisan Partners. Mr. Ziegler is also President of Artisan Distributors LLC, Artisan Funds’ principal underwriter.

51

DIRECTORS AND OFFICERS

Name and Age at 11/14/08	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Gregory K. Ramirez – 38	Assistant Secretary and Assistant Treasurer	1/22/98	Managing Director of Artisan Partners; Assistant Treasurer of Artisan Distributors LLC.	None.
Sarah A. Johnson – 36	Assistant Secretary	2/5/03	Associate Counsel of Artisan Partners.	None.

The business address of the officers and directors affiliated with Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne – 1000 North Water Street, Suite 2100, Milwaukee, Wisconsin 53202; Mr. Joerres – 100 Manpower Place, Milwaukee, Wisconsin 53212; and Mr. Hefty, Mr. Pittard and Mr. Witt – c/o Artisan Funds, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Artisan Funds’ statement of additional information (SAI) contains further information about the directors. Please call 800.399.1770 for a free copy of the SAI.

52

ARTISAN FUNDS P.O. BOX 8412 BOSTON, MA 02266-8412 800.399.1770

ARTISAN

ANNUAL

REPORT

SEPTEMBER 30, 2008

ARTISAN EMERGING
MARKETS FUND

_________

ARTISAN FUNDS, INC.

ADVISOR SHARES

2	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

4	SCHEDULE OF INVESTMENTS

7	STATEMENT OF ASSETS AND LIABILITIES

8	STATEMENT OF OPERATIONS

9	STATEMENT OF CHANGES IN NET ASSETS

10	FINANCIAL HIGHLIGHTS

12	NOTES TO FINANCIAL STATEMENTS

21	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

23	SHAREHOLDER EXPENSE EXAMPLE

25	NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS‘ CLASSIFICATION

26	PROXY VOTING POLICIES AND PROCEDURES

26	INFORMATION ON PORTFOLIO SECURITIES

27	DIRECTORS AND OFFICERS

ARTISAN FUNDS

P.O. BOX 8412

BOSTON, MA 02266-8412

This report and the audited financial statements contained herein are provided for the general information of the shareholders of the Advisor Shares of Artisan Emerging Markets Fund. Before investing, investors should consider carefully the Fund’s investment objective, risks and charges and expenses. For more complete information on the Fund, including fees and expenses, please call 866.574.1770 for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussion presents information about the companies believed to be accurate, and the views of the portfolio managers, as of September 30, 2008. That information and those views may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Artisan Emerging Markets Fund also offers an institutional class of shares for institutional investors meeting certain minimum investment requirements. A report on the institutional class is available under separate cover.

Artisan Funds offered through Artisan Distributors LLC, member FINRA.

ARTISAN EMERGING MARKETS FUND (ARTZX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Emerging Markets Fund uses a fundamental research process to construct a diversified portfolio of emerging market companies. The team’s investment process is focused on identifying companies that are priced at a discount relative to the team’s estimate of their sustainable earnings.

• Sustainable Earnings. The team believes that over the long term a stock’s price is directly related to the company’s sustainable earnings. The team determines a company’s sustainable earnings based upon financial and business analysis. The team’s financial analysis focuses on a company’s balance sheet, income statement, and statement of cash flows within a normalized return on equity model to assess earnings potential. The team’s business analysis examines a company’s competitive advantages and financial strength to assess sustainability.

• Valuation. The team believes that investment opportunities develop when businesses with sustainable earnings are undervalued relative to historical, industry and regional valuations. The team values a business and develops a price target based on the team’s assessment of the company’s sustainable earnings and cash flow expectations and the team’s risk analysis.

• Risk Analysis. The team believes that a disciplined risk framework allows greater focus on fundamental stock selection. The team incorporates its assessment of company-specific and macroeconomic risks into its valuation analysis to develop a risk-adjusted target price. The team’s risk-rating assessment includes a review of the currency, interest rate, monetary and fiscal policy and political risks to which a company is exposed.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (6/2/2008 to 9/30/2008)

TOTAL RETURNS (as of 9/30/2008)

Fund / Index	Since Inception(1)
Artisan Emerging Markets Fund - Advisor Shares	-35.97%
MSCI Emerging Markets IndexSM	-34.13
(1)	For the period from commencement of operations (June 2, 2008) through September 30, 2008; not annualized.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information call 866.574.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. The Fund’s performance information reflects Artisan Partners’ voluntary undertaking to limit the Fund’s expenses, when they exceed 1.50%, which may be terminated at any time, has been in effect since the Fund’s inception and has had a material impact on the Fund’s performance. Absent that expense waiver, the Fund’s performance would have been lower. See page 25 for a description of each index.

2

INVESTING ENVIRONMENT

Global equities struggled over the four-month period ended September 30, 2008, and emerging markets were among the hardest hit as the MSCI Emerging Markets IndexSM declined -34.13%. A sharp reversal in commodity prices and the financial crisis in the U.S. were two of the leading causes of the overall weakness in global markets. All of the emerging markets regions suffered large declines during the period. Chinese, Korean and Taiwanese stocks fell more than -30%. Mexican stocks pulled back about -25% and stocks in South Africa declined nearly -23%. Resource-heavy markets such as Brazil and Russia suffered the sharpest declines of more than
-40% due to the fall in commodity prices during the period.

SECTOR DIVERSIFICATION

Sector	9/30/08
Consumer Discretionary	10.6%
Consumer Staples	8.4
Energy	14.8
Financials	13.6
Healthcare	2.6
Industrials	12.6
Information Technology	10.2
Materials	13.0
Telecommunication Services	9.5
Utilities	1.5
Other assets less liabilities	3.2
Total	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

The Fund returned -35.97% during the period. Our holdings in Brazil were one of the leading sources of weakness in the portfolio. Companhia Vale do Rio Doce, Dufry South America Ltd, Hypermarcas SA, and Rodobens Negocios Imobiliarios SA all posted losses of more than -50%. Our holdings in Taiwan, India and Korea were also among those that detracted from our performance. Elsewhere in the portfolio, weakness in Russian homebuilder PIK Group and Kazakhstan-based oil and natural gas company KazMunaiGas Exploration Production negatively impacted performance. On the positive side, our holdings in Turkey and South Africa held up the best during the period. A few of our leading performers were Turkcell Iletisim Hizmetleri AS, Mr. Price Group Limited, Tiger Brands Limited and African Bank Investments Limited.

FUND CHANGES

Our activity over the past four months was fairly broad-based, but all the purchases possessed, in our view, the potential to sustain earnings growth and were trading at attractive prices. The new additions to the portfolio included Indian oil and gas exploration and production company Cairn India Ltd., Turkish mobile phone company Turkcell Iletisim Hizmetleri AS, Chilean copper mining company Antofagasta plc, Chilean telecom services provider Empresa Nacional de Telecomunicaciones S.A., Brazilian educational services provider SEB – Sistema Educacional Brasileiro SA, and Russian sugar and grain producer Razguliay Group. Our purchases were funded in part by sales of Kookmin Bank (Korea), Anhanguera Educacional Participacoes SA (Brazil), Duratex S.A. (Brazil), Vinda International Holdings Limited (China) and ABSA Group Limited (South Africa).

REGION ALLOCATION

Region	9/30/08
Emerging Asia	36.2%
Emerging Europe, Middle East & Africa	27.5
Latin America	27.9
Developed Markets	5.2

As a percentage of total net assets.

3

ARTISAN EMERGING MARKETS FUND

Schedule of Investments – September 30, 2008

	Shares Held	Value

COMMON AND PREFERRED STOCKS - 96.8%

ARGENTINA - 1.2%
Tenaris S.A. (DR)	22,713	$846,968

BRAZIL - 18.2%
Companhia Energetica de Minas Gerais- CEMIG, Preferred(1)	32,858	649,252
Companhia Vale do Rio Doce	132,500	2,499,737
Dufry South America Ltd (DR)	32,700	271,512
Empresa Brasileira de Aeronautica S.A.	83,500	574,833
Hypermarcas SA(1)(2)	77,200	526,188
Marcopolo S.A., Preferred(1)	168,600	442,122
Net Servicos de Comunicacao SA, Preferred(1)(2)	67,800	578,272
OGX Petroleo e Gas Participacoes SA(2)	1,153	234,490
Petroleo Brasileiro S.A.	185,400	4,113,505
Randon SA Implementos e Participacoes, Preferred(1)	83,600	472,718
Rodobens Negocios Imobiliarios SA	63,400	436,460
SEB - Sistema Educacional Brasileiro SA (Units)(1)(2)	63,000	430,396
Tim Participacoes S.A., Preferred(1)	242,400	503,169
Unibanco - Uniao de Bancos Brasileiros S.A. (Units)(1)	79,500	812,589
Votorantim Celulose e Papel S.A., Preferred(1)	19,300	292,101
Wilson Sons Limited (DR)	62,000	469,179

		13,306,523
CHILE - 0.7%
Empresa Nacional de Telecomunicaciones S.A.	39,409	489,446

CHINA - 8.8%
Airmedia Group, Inc. (DR)(2)	66,622	496,334
Chaoda Modern Agriculture (Holdings) Limited(3)	1,289,900	1,082,218
China Dongxiang Group Company(3)	1,797,000	519,962
China Railway Construction Corporation, H Shares(1)(2)(3)	468,500	620,444
GOME Electrical Appliances Holdings Limited(3)	2,644,752	772,044
Mindray Medical International Limited, Class A (DR)	13,365	450,801
New Oriental Education & Technology Group Inc. (DR)(2)	7,705	494,969

	Shares Held	Value

CHINA (CONTINUED)
Tingyi (Cayman Islands) Holding Corporation(3)	780,300	$908,761
Weichai Power Co., Ltd., H Shares(3)	113,100	425,607
Zhuzhou CSR Times Electric Co., Ltd., H Shares(3)	904,200	641,621

		6,412,761
COLOMBIA - 0.7%
Almacenes Exito S.A. (DR)(3)	95,394	477,613

EGYPT - 1.1%
Egyptian Financial Group-Hermes Holding(3)	124,090	769,044

HONG KONG - 2.3%
Huabao International Holdings Limited(3)	1,491,900	1,143,856
Samson Holding Ltd.(2)(3)	4,063,000	572,426

		1,716,282
INDIA - 4.0%
Cairn India Ltd.(2)(3)	166,142	765,629
Dr. Reddy’s Laboratories Limited(3)	68,029	752,440
Satyam Computer Services Limited(3)	143,304	907,192
Tata Motors Limited(3)	63,097	470,298
Tata Motors Limited, Class A Rights(1)(2)(3)(4)	10,333	804
Tata Motors Limited, Rights(1)(2)(3)(4)	10,333	896

		2,897,259
ISRAEL - 1.3%
Bank Hapoalim B.M.(3)	135,569	431,666
Strauss Group Ltd.(3)	49,979	522,318

		953,984
KAZAKSTAN - 1.2%
KazMunaiGas Exploration Production (DR)(3)	57,795	911,763

KOREA - 8.8%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.(3)	15,254	385,465
Hyundai Development Company(3)	14,261	537,061
MegaStudy Co., Ltd.(3)	3,685	559,969
Samsung Electronics Co., Ltd.(3)	7,271	3,348,108
Shinhan Financial Group Co., Ltd.(3)	22,527	812,202
Shinsegae Co., Ltd.(3)	1,694	798,691

		6,441,496
LUXEMBOURG - 0.6%
Ternium S.A. (DR)	25,766	454,512

MEXICO - 7.2%
America Movil SAB de C.V., Series L	880,405	2,041,519

4

	Shares Held	Value

MEXICO (CONTINUED)
Banco Compartamos SA de CV	182,025	$515,958
Fomento Economico Mexicano SAB, Series UBD (Units)	184,995	707,570
Grupo Financiero Banorte S.A. de C.V.	235,431	751,295
Grupo Televisa S.A.	182,181	801,753
Urbi, Desarrollos Urbanos, S.A. de C.V.(2)	181,950	424,741

		5,242,836
NETHERLANDS - 1.2%
Kardan NV(3)	62,326	472,316
Plaza Centers (Europe) BV(3)	309,764	402,748

		875,064
PHILIPPINES - 1.0%
Philippine Long Distance Telephone Company(3)	13,070	740,860

POLAND - 0.9%
Polski Koncern Naftowy Orlen S.A.(3)	47,614	685,757

RUSSIA - 7.9%
Globaltrans Investment PLC (DR)(2)(3)	57,096	517,139
LUKOIL (DR)(3)	28,237	1,699,923
Mining and Metallurgical Company Norilsk Nickel (DR)(3)	62,743	879,556
Mobile TeleSystems (DR)	16,137	903,833
OAO TMK (DR)(3)	25,826	646,339
PIK Group (DR)(3)	4,259	22,419
PIK Group, Reg S (DR)(3)	37,309	196,392
Razguliay Group(2)(3)	103,399	374,429
VTB Bank OJSC (DR)(3)	123,795	515,734

		5,755,764
SINGAPORE - 0.6%
Epure International Ltd.(3)	1,882,000	459,890

SOUTH AFRICA - 9.6%
African Bank Investments Limited(3)	261,710	808,353
Gold Fields Limited(3)	89,680	866,990
Grindrod Limited(3)	187,786	408,159
Impala Platinum Holdings Limited(3)	60,232	1,223,454
Mondi Limited(3)	107,395	585,235
Mr. Price Group Limited(3)	187,461	522,807
MTN Group Limited(3)	88,113	1,247,871
Reunert Limited(3)	83,769	588,208
Tiger Brands Limited(3)	42,271	729,467

		6,980,544
SWEDEN - 1.3%
West Siberian Resources Ltd (DR)(2)(3)	1,146,282	931,115

TAIWAN - 8.8%
Acer Inc.(3)	345,148	589,363
Cathay Financial Holding Co., Ltd.(3)	537,292	753,381
China Airlines(2)(3)	1,856,000	406,001

	Shares Held	Value

TAIWAN (CONTINUED)
Chinatrust Financial Holding Company Ltd.(3)	1,212,962	$651,694
Far Eastern Textile Ltd.(3)	854,077	602,043
Hon Hai Precision Industry Co., Ltd.(3)	287,156	1,021,700
Taishin Financial Holdings Co., Ltd.(3)	1,978,000	392,984
Taiwan Fertilizer Co., Ltd.(3)	226,000	425,815
Taiwan Semiconductor Manufacturing Company Ltd.(3)	964,441	1,585,749

		6,428,730
THAILAND - 3.2%
Bumrungrad Hospital Public Company Limited (DR)(1)(3)	693,300	662,574
Krung Thai Bank Public Company Limited (DR)(1)(3)	2,959,500	535,327
Siam Commercial Bank Public Company Limited (DR)(1)(3)	348,500	719,349
Total Access Communication Public Company Limited(3)	373,800	411,096

		2,328,346
TURKEY - 5.0%
Cimsa Cimento Sanayi ve Ticaret A.S.(3)	158,344	611,826
Tekfen Holding A.S.(3)	89,163	495,148
Turk Hava Yollari Anonim Ortakligi(2)(3)	141,398	720,700
Turk Sise ve Cam Fabrikalari AS(2)(3)	540,388	659,117
Turkcell Iletisim Hizmetleri AS(3)	98,504	604,639
Turkiye Sinai Kalkinma Bankasi A.S.(2)(3)	710,479	571,486

		3,662,916
UNITED ARAB EMIRATES - 0.5%
Depa, Ltd. (DR)(2)(3)	90,100	382,925

UNITED KINGDOM - 0.7%
Antofagasta plc(3)	68,448	493,496

Total common and preferred stocks (Cost $101,290,922)		70,645,894

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 3.7%
Repurchase agreement with Fixed Income Clearing Corporation, 0.05%, dated 9/30/08, due 10/1/08, maturity value $2,722,004(5) (Cost $2,722,000)	$2,722,000	2,722,000

Total investments - 100.5% (Cost $104,012,922)		73,367,894

Other assets less liabilities - (0.5%)		(358,482)

Total net assets - 100.0%(6)		$73,009,412

5

(1)	Non-voting shares.
(2)	Non-income producing security.
(3)	Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds. In total, securities valued at a fair value were $47,959,672 or 65.7% of total net assets.
(4)	Security has been determined to be illiquid under procedures established by the board of directors.
(5)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	6.25%	5/15/2030	$2,777,200

(6)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company's legal name may be different.

(DR) Depository Receipt, voting rights may vary.

PORTFOLIO DIVERSIFICATION - September 30,2008
	Value	Percentage of Total Net Assets
Consumer Discretionary	$7,759,573	10.6%
Consumer Staples	6,127,255	8.4
Energy	10,835,489	14.8
Financials	9,916,126	13.6
Healthcare	1,865,815	2.6
Industrials	9,161,371	12.6
Information Technology	7,452,112	10.2
Materials	9,476,578	13.0
Telecommunication Services	6,942,433	9.5
Utilities	1,109,142	1.5

Total common and preferred stocks	70,645,894	96.8
Short-term investments	2,722,000	3.7

Total investments	73,367,894	100.5
Other assets less liabilities	(358,482)	(0.5)

Total net assets	$73,009,412	100.0%

CURRENCY EXPOSURE - September 30, 2008
	Value	Percentage of Total Investments
Brazilian real	$13,306,523	18.1%
British pound	896,244	1.2
Chilean peso	489,446	0.7
Egyptian pound	769,044	1.1
Euro	472,316	0.6
Hong Kong dollar	6,686,939	9.1
Indian rupee	2,897,259	4.0
Israeli shekel	953,984	1.3
Korean won	6,441,496	8.8
Mexican peso	5,242,836	7.1
Philippine peso	740,860	1.0
Polish zloty	685,757	0.9
Singapore dollar	459,890	0.6
South African rand	6,980,544	9.5
Swedish krona	931,115	1.3
Taiwan dollar	6,428,730	8.8
Thai baht	1,917,250	2.6
Turkish lira	3,662,916	5.0
US dollar	13,404,745	18.3

Total investments	$73,367,894	100.0%

TOP TEN HOLDINGS - September 30, 2008
Company Name	Country	Percentage of Total Net Assets
Petroleo Brasileiro S.A.	Brazil	5.6%
Samsung Electronics Co., Ltd.	Korea	4.6
Companhia Vale do Rio Doce	Brazil	3.4
America Movil SAB de C.V.	Mexico	2.8
LUKOIL	Russia	2.3
Taiwan Semiconductor Manufacturing Company Ltd.	Taiwan	2.2
MTN Group Limited	South Africa	1.7
Impala Platinum Holdings Limited	South Africa	1.7
Huabao International Holdings Limited	Hong Kong	1.6
Chaoda Modern Agriculture (Holdings) Limited	China	1.5

Total		27.4%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

6

ARTISAN FUNDS, INC.

Statement of Assets and Liabilities – September 30, 2008

EMERGING MARKETS
ASSETS:
Investments in securities, at value	$70,645,894
Short-term investments (repurchase agreements), at value	2,722,000

Total investments	73,367,894
Cash	291
Foreign currency	1,064,489
Receivable from investments sold	156,545
Receivable from fund shares sold	3,967
Dividends and interest receivable	193,676
Receivable from Adviser	40,678
Other assets	260

Total assets	74,827,800

LIABILITIES:
Net unrealized loss on foreign currency forward contracts	2,219
Payable for investments purchased	1,616,472
Payable for operating expenses	175,159
Payable for withholding taxes	24,278
Payable for deferred directors’ compensation	260

Total liabilities	1,818,388

Total net assets	$73,009,412

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$104,495,427
Net unrealized depreciation on investments and foreign currency related transactions	(30,746,025)
Accumulated undistributed net investment income	805,727
Accumulated undistributed net realized (losses) on investments and foreign currency related transactions	(1,545,717)

$73,009,412

SUPPLEMENTARY INFORMATION:
Net assets
Institutional Shares	$69,799,317
Advisor Shares	$3,210,095
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Institutional Shares	6,260,244
Advisor Shares	287,690
Net asset value, offering price and redemption price per share
Institutional Shares	$11.15
Advisor Shares	$11.16
Cost of securities held	$104,012,922
Cost of foreign currency	$1,180,777

The accompanying notes are an integral part of the financial statements.

7

ARTISAN FUNDS, INC.

Statement of Operations – For the Year Ended September 30, 2008

EMERGING MARKETS
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(1)	$1,934,788
Interest	65,169

Total investment income	1,999,957

EXPENSES:
Advisory fees	787,254
Transfer agent fees
Institutional Shares	20,857
Advisor Shares	16,992
Shareholder communications
Institutional Shares	13,935
Advisor Shares	2,240
Custodian fees	129,718
Accounting fees	61,023
Professional fees	67,632
Registration fees
Institutional Shares	34,659
Advisor Shares	17,519
Directors’ fees	6,000
Other operating expenses	7,498

Total operating expenses	1,165,327
Less amounts waived or paid by the Adviser or the board of directors	(40,678)

Net expenses	1,124,649

Net investment income	875,308

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (loss) on:
Investments	(1,369,976)
Foreign currency related transactions	(80,293)

(1,450,269)
Net (decrease) in unrealized appreciation or depreciation on:
Investments	(33,499,682)
Foreign currency related transactions	(82,858)

(33,582,540)

Net (loss) on investments and foreign currency related transactions	(35,032,809)

Net (decrease) in net assets resulting from operations	(34,157,501)

(1)	Net of foreign taxes withheld of $180,826.

The accompanying notes are an integral part of the financial statements.

8

ARTISAN FUNDS, INC.

Statement of Changes in Net Assets

	EMERGING MARKETS
	Year Ended 9/30/2008	Year Ended 9/30/2007
OPERATIONS:
Net investment income	$875,308	$63,262
Net realized gain (loss) on:
Investments	(1,369,976)	1,381,724
Foreign currency related transactions	(80,293)	(36,234)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	(33,499,682)	2,411,591
Foreign currency related transactions	(82,858)	(14,136)

Net increase (decrease) in net assets resulting from operations	(34,157,501)	3,806,207

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Institutional Shares	(39,728)	(15,593)
Advisor Shares	-
Net realized gains on investment transactions:
Institutional Shares	(1,484,717)	(166,242)
Advisor Shares	-

Total distributions paid to shareholders	(1,524,445)	(181,835)

FUND SHARE ACTIVITIES:
Net increase in net assets resulting from fund share activities	90,274,995	8,910,431

Total increase in net assets	54,593,049	12,534,803

Net assets, beginning of period	18,416,363	5,881,560

Net assets, end of period	$73,009,412	$18,416,363

Accumulated undistributed net investment income	$805,727	$28,456

The accompanying notes are an integral part of the financial statements.

9

ARTISAN FUNDS, INC.

Financial Highlights – For a share outstanding throughout each period

Period Ended		Net Asset Value Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains

ARTISAN EMERGING MARKETS FUND
Advisor Shares
9/30/2008	(5)	$17.43	$0.04	$(6.31)	$(6.27)	$-	$-

(1)	Computed based on average shares outstanding.
(2)	Periods less than twelve months (where applicable) are not annualized.
(3)	Periods less than twelve months (where applicable) are annualized.
(4)

The ratios of expenses to average net assets and net investment income (loss) to average net assets exclude expenses waived or paid by the Adviser or the board of directors. Absent expenses waived or paid by the Adviser or the board of directors, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows:

Fund	Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment (Loss) to Average Net Assets
Emerging Markets Advisor Shares	9/30/2008	9.73%	(7.30)%

(5)	For the period from commencement of operations (June 2, 2008) through September 30, 2008.

10

Total Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets End of Period (millions)	Ratio of Expenses to Average Net Assets(3)(4)	Ratio of Net Investment Income to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)

$-	$11.16	(35.97)%	$3.2	1.50%	0.93%	42.24%

The accompanying notes are an integral part of the financial statements.

11

ARTISAN FUNDS, INC.

Notes to Financial Statements – September 30, 2008

(1)	Organization:

Artisan Funds, Inc. (“Artisan Funds”) was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of eleven open-end, diversified mutual funds. Artisan Emerging Markets Fund (“Emerging Markets Fund” or “Emerging Markets” or “Fund”), commenced operations on June 26, 2006. The Fund’s investment objective is to seek long-term capital growth.

Emerging Markets Fund offers shares of capital stock of two classes – Institutional Shares and Advisor Shares – and began offering Advisor Shares on June 2, 2008. Advisor Shares are sold to certain institutional investors.

Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class.

Income, expenses not specific to either class and realized and unrealized gains and losses were allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees, were allocated directly to that class.

(2)	Summary of significant accounting policies:

The following is a summary of significant accounting policies of the Fund in effect during the period covered by the financial statements, which were in accordance with United States generally accepted accounting principles.

(a)	Security valuation – The net asset value (“NAV”) of the shares of each class of the Fund was determined as of the close of regular session trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m., Eastern Time, but sometimes earlier) each day the NYSE was open for regular session trading. The NAV of each class of shares was determined by dividing the value of each Fund’s securities and other assets attributed to that class, less its liabilities attributed to that class, by the number of outstanding shares of that class of that Fund.

In determining NAV, each equity security traded on a securities exchange, including the Nasdaq Stock Market and over-the-counter securities, was valued at the closing price as of the time of valuation on the exchange or market designated by the Fund’s accounting agent or pricing vendor as the principal exchange (the “principal exchange”). The closing price provided by the pricing vendor for a principal exchange may differ and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Absent closing price information from the principal exchange as of the time of valuation, the security was valued using the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or the most recent bid quotation on the principal exchange or, if not available, another exchange or in the over-the-counter market, except that securities listed on the London

12

NOTES TO FINANCIAL STATEMENTS

Stock Exchange were valued at the mean of the most recent bid and asked quotations as of the time of valuation. Short-term investments, other than repurchase agreements, maturing within sixty days from the valuation date were valued at amortized cost, which approximates market value.

Securities for which prices were not readily available were valued by Artisan Funds’ valuation committee (the “valuation committee”) at a fair value determined in good faith under procedures established by and under the general supervision of Artisan Funds’ board of directors (the “board of directors”). A price was considered to be not readily available if, among other things, the valuation committee believed that the price determined as described in the preceding paragraph did not reflect a fair value of the security.

Emerging Markets Fund generally invested a significant portion, and perhaps as much as substantially all, of its total assets in securities principally traded in markets outside the U.S. The foreign markets in which the Fund invested were sometimes open on days when the NYSE was not open and the Fund did not calculate its NAV, and sometimes were not open on days when the Fund did calculate its NAV. Even on days on which both the foreign market and the NYSE were open, several hours may have passed between the time when trading in the foreign market closed and the time as of which the Fund calculates its NAV. That was generally the case for markets in Europe, Asia, Australia and other far eastern markets; the regular closing time of foreign markets in North and South America was generally the same as the closing time of the NYSE and the time as of which the Fund calculated its NAV.

The valuation committee concluded that a price determined under the Fund’s valuation procedures was not readily available if, among other things, the valuation committee believed that the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded but before the time for determination of NAV (“subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, imposition of foreign exchange controls by a foreign government), a potentially global development (such as a terrorist attack that may be expected to have an impact on investor expectations worldwide) or a significant change in one or more U.S. securities indices. Artisan Funds monitored for subsequent events using several tools. An indication by any of those tools of a potential material change in the value of securities resulted in either a meeting of the valuation committee, which considered whether a subsequent event had occurred and whether local market closing prices continued to represent fair values for potentially affected non-U.S. securities, and/or a valuation based on information provided by a third party research service. This third party research service was used to assist in determining estimates of fair values for foreign securities. That service utilized statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value.

Estimates of fair values utilized by the Fund as described above may differ from the value realized on the subsequent sale of those securities and from quoted or published prices for those securities. The differences may have been material to the NAV of the Fund or to the information presented.

13

NOTES TO FINANCIAL STATEMENTS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. The risks of foreign investments typically are greater in emerging markets.

(b)	Income taxes – No provision was made for federal income taxes or excise taxes since the Fund intends to (i) comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and (ii) distribute to its shareholders substantially all of its taxable income as well as net realized gains from the sale of investment securities. The Fund may utilize earnings and profits distributed to shareholders on redemptions of Fund shares as part of the dividends paid deduction.

The Fund may be subject to taxes on realized gains from the sale of investment securities imposed by certain countries in which the Fund invests. The Fund recorded the foreign tax expense, if any, on an accrual basis. The taxes were included in “Payable for withholding taxes” on the accompanying Statement of Assets and Liabilities.

(c)	Portfolio transactions – In determining the Fund’s NAV, security transactions and shareholder transactions were accounted for no later than one business day after trade date, in accordance with applicable law. However, for financial reporting purposes, security transactions and shareholder transactions were recorded on trade date in accordance with United States generally accepted accounting principles. Net realized gains and losses on securities were computed on specific security lot identification.

(d)	Foreign currency translation – Values of foreign investments, open foreign currency forward contracts, payables for capital gains taxes and cash denominated in foreign currencies were translated into U.S. dollars using a spot market rate of exchange as of the time of determination of the Fund’s NAV on the day of valuation. Payables and receivables for securities transactions, dividend and reclaim receivables and other receivables and payables denominated in a foreign currency were translated into U.S. dollars using a spot market rate of exchange as of 12:00 p.m. (Eastern Time) on the day of valuation. Purchases and sales of investments and dividend and interest income were translated into U.S. dollars using a spot market rate of exchange as of 12:00 p.m. (Eastern Time) on the date of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates was included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

The Fund may enter into foreign currency forward contracts to hedge the foreign currency exposure on open payables and receivables. These foreign currency forward contracts, or spot contracts, generally settle within two business days. The Fund also may enter into foreign currency forward contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. Foreign currency forward contracts, if any, were recorded at market value and any related realized and unrealized gains and losses were reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses were treated as ordinary income or loss. The Fund could be exposed to loss if the counterparties fail to perform under these contracts.

Other foreign currency related transaction gains and losses may result from currency gains and losses realized from the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent

14

NOTES TO FINANCIAL STATEMENTS

of the amounts actually received or paid. The net increase (decrease) in unrealized appreciation or depreciation on foreign currency related transactions arose from changes in the values of assets and liabilities, other than investments in securities, resulting from changes in foreign exchange rates.

(e)	Repurchase agreements – The Fund may enter into repurchase agreements with institutions that Artisan Partners Limited Partnership (“the Adviser”) determined were creditworthy pursuant to criteria adopted by the board of directors. Repurchase agreements were recorded at cost plus accrued interest and were collateralized in an amount greater than or equal to the repurchase price plus accrued interest. Collateral was held by the Fund’s custodian and in the event of default on the obligation of the counterparty to repurchase, the Fund had the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the proceeds from any sale of such collateral were less than the repurchase price, the Fund would have suffered a loss.

(f)	Depository receipts – The Fund may invest in depository receipts. Depository receipts are typically issued by a financial institution (a “depository”), evidencing ownership interests in a security issued by an issuer and deposited with the depository.

(g)	Securities lending – The Fund may enter into securities lending transactions secured by collateral in the form of U.S. Government securities at least equal to, at all times, the fair value of the securities loaned. When securities are on loan, the Fund does not receive dividends on the securities loaned, but receives compensation from the borrower in lieu of such dividends. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. In entering into securities lending arrangements, the Fund takes the risk that the borrower may not provide additional collateral when required or return the securities when due or, if the borrower defaults, the Fund may experience delays in selling collateral or the collateral may not be sufficient to cover the value of securities lent. There were no securities on loan as of and during the year ended September 30, 2008.

(h)	Equity-linked participation certificates – The Fund may invest in equity-linked participation certificates. Equity-linked participation certificates are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. An investment in equity-linked participation certificates creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. Equity-linked participation certificates may be more volatile and less liquid than equity securities. The Fund did not invest in participation certificates during the year ended September 30, 2008.

(i)

Transfer agent fees – The Fund paid fees to, and reimbursed expenses of, the Fund’s transfer agent. In addition, the Fund has authorized certain financial services companies, broker-dealers, banks or other authorized agents, and in some cases, other organizations designated by an authorized agent (with their designees, collectively “authorized agents”) to accept purchase, exchange and redemption orders for Advisor Shares on the Fund’s behalf. Many authorized agents charged a fee for accounting and shareholder services that the agent provided to Fund shareholders on the Fund’s behalf. Those services typically included recordkeeping, transaction processing for shareholders’ accounts and

15

NOTES TO FINANCIAL STATEMENTS

other services. The fee was either based on the number of accounts to which the intermediary provided such services, or a percentage, as of September 30, 2008, up to 0.40% annually of the average value of Fund shares held in such accounts. The Fund paid a portion of such fees, which are intended to compensate the authorized agent for its provision of services of the type that would be provided by the Fund’s transfer agent or other service providers if the shares were registered on the books of the Fund’s transfer agent. The balance of the fees incurred was paid by the Adviser. The Fund’s expenses incurred for services provided by authorized agents were included in “Transfer agent fees” in the Statement of Operations. The table below shows the fees and expenses to the Fund’s transfer agent and the fees to authorized agents incurred by each class of the Fund during the year ended September 30, 2008:

	Year Ended 9/30/08
	Fees and Expenses to Transfer Agent	Fees to Authorized Agents	Total
Institutional Shares	$20,857	$-	$20,857
Advisor Shares(1)	15,649	1,343	16,992

(1)For the period from commencement of operations (June 2, 2008) through September 30, 2008.

(j)	Commission recapture – The Fund had the ability to direct portfolio trades to various brokers that have agreed to rebate a portion of the commissions generated. The Fund received no commission recapture rebates for the year ended September 30, 2008.

(k)	Use of estimates – The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(l)	Indemnifications – In the normal course of business, the Fund has entered into contracts in which the Fund agrees to indemnify the other party or parties against various potential costs or liabilities. The Fund’s maximum exposure under these arrangements is unknown. No claim had been made for indemnification pursuant to any such agreement of the Fund.

(m)	Other – Dividend income less foreign taxes withheld, if any, was generally recorded on the ex-dividend date. In some cases, the information was not available to the Fund on the ex-dividend date. In such cases, which may have included dividends from private placements or foreign securities, dividends were recorded as soon after the ex-dividend date as reliable information became available to the Fund. Non-cash dividends included in dividend income, if any, were generally recorded at the fair market value of securities received. Interest income was recorded on the accrual basis. Distributions to shareholders were recorded on the ex-dividend date. Expenses attributable to Artisan Funds were generally allocated to each Artisan Fund based on net assets. However, other expense allocation methodologies were used, depending on the nature of the expense item. Expenses attributable to a particular Fund or class were allocated directly to that Fund or class.

The character of income and net realized gains and losses may differ in some instances for financial statement and tax purposes and may result in reclassification of permanent

16

NOTES TO FINANCIAL STATEMENTS

differences among certain capital accounts to more appropriately conform financial accounting to tax characterizations of dividend and capital gain distributions.

Emerging Markets Fund generally imposed a 2% redemption fee on shares held 90 days or less. Those redemption fees were recorded as a reduction in the cost of shares redeemed and had the primary effect of increasing paid-in capital. The Fund reserved the right to waive or reduce the 2% redemption fee on shares held 90 days or less at its discretion when the Fund believed such waiver was in the best interests of the Fund, including but not limited to when it determined that imposition of the redemption fee was not necessary to protect the Fund from the effects of short-term trading. The Fund waived the fee on redemption of shares held by certain authorized agents or other Fund intermediaries.

(3)	Transactions with affiliates:

The Adviser, with which the officers and a director of Artisan Funds were affiliated, provided investment advisory and administrative services to the Fund. In exchange for those services, Emerging Markets Fund paid a monthly management fee to the Adviser at the annual rate of 1.05% of the Fund’s average daily net assets.

The Adviser has voluntarily undertaken to reimburse Emerging Markets Fund for any ordinary operating expenses in excess of 1.50% of average daily net assets, annually.

The officers and director of Artisan Funds who are affiliated with the Adviser receive no compensation from the Fund.

Prior to January 1, 2008, each director who was not an interested person of Artisan Funds or the Adviser received an annual retainer of $150,000, payable quarterly, as well as reimbursement of expenses related to his duties as a director of Artisan Funds. In addition, the non-interested chair of the board of directors received an additional annual retainer of $60,000, payable quarterly, and each chair of a board committee who was a non-interested director received an additional annual retainer of $30,000, payable quarterly. Effective January 1, 2008, each director who is not an interested person of Artisan Funds or the Adviser receives an annual retainer of $160,000, payable quarterly. The other additional annual retainer fees were unchanged. These fees were generally allocated to each of the Artisan Funds based on net assets, subject to a minimum allocation of $1,500 to each Fund per quarter.

Artisan Funds has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. For purposes of determining the amount owed to the directors under the plan, deferred amounts were invested in shares of Artisan Funds as selected by the individual directors. The Fund purchased shares of Artisan Funds selected for deferral by the director in amounts equal to his investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets were included as a component of “Other assets” on the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan did not affect the net assets of the Fund, and did not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the plan.

Shares of Artisan Funds were offered for sale by Artisan Distributors LLC (“Distributors”). Distributors is wholly owned by the Adviser. All distribution expenses relating to the Fund were paid by the Adviser.

17

NOTES TO FINANCIAL STATEMENTS

(4)	Line of credit arrangement:

Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, which expires August 2009, under which the Fund may borrow up to the lesser of (a) $75 million or (b) the lesser of (i) 10% of its total adjusted net assets (after giving effect to the loan) or (ii) the maximum amount the Fund may have borrowed under the Investment Company Act of 1940, the limitations included in the Fund’s prospectus, or any limit or restriction under any law or regulation to which the Fund was subject or any agreement to which the Fund or Artisan Funds is a party; provided that the aggregate borrowings by all Artisan Funds may not exceed $100 million. Artisan Funds paid a commitment fee at the annual rate of 0.10% on the unused portion of the line of credit. Interest would have been charged on any borrowings at the current Federal Funds rate plus 0.50%. The use of the line of credit was generally restricted to temporary borrowing for extraordinary or emergency purposes. During the year ended September 30, 2008, there were no borrowings under the line of credit.

(5)	Investment transactions:

The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the year ended September 30, 2008 were as follows:

Security Purchases	Security Sales
$118,004,923	$30,829,271

(6)	Information for Federal income tax purposes:

For Federal income tax purposes, the cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized depreciation on investments as of September 30, 2008 were as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized (Depreciation) on Investments
$104,430,587	$415,005	$(31,477,698)	$(31,062,693)

The difference between cost of investments for financial reporting and cost of investments for Federal income tax purposes was due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals and passive foreign investment company transactions).

The tax characterization of ordinary income dividends and long-term capital gain distributions paid during the year ended September 30, 2008 and the year ended September 30, 2007 were as follows:

Year Ended 9/30/08		Year Ended 9/30/07
Ordinary Income Dividends	Long-Term Capital Gain Distributions	Ordinary Income Dividends	Long-Term Capital Gain Distributions
$1,241,033	$283,412	$181,835	$ -

Ordinary income dividends and long-term capital gain distributions were determined in accordance with income tax regulations that may differ from U.S. generally accepted

18

NOTES TO FINANCIAL STATEMENTS

accounting principles. These differences were due to differing treatments for items such as net short-term gains, wash sale loss deferrals, passive foreign investment company transactions, foreign currency transactions, net investment losses and post-October losses.

Additional tax information as of and for the year ended September 30, 2008 as follows:

As of 9/30/08
Undistributed Ordinary Income	Undistributed Long-Term Gain	Post-October Losses
$861,738	$ -	$1,191,524

As of September 30, 2008, the Fund did not have a capital loss carryover.

(7)	Fund share activities:

Capital share transactions for the Fund were follows:

Year ended September 30, 2008	Institutional Shares	Advisor Shares(1)
Proceeds from shares issued	$86,328,968	$3,862,647
Net asset value of shares issued in reinvestment of dividends and distributions	1,510,191	-
Cost of shares redeemed(2)	(1,424,727)	(2,084)

Net increase from fund share transactions	$86,414,432	$3,860,563

Shares sold	5,178,178	287,867
Shares issued in reinvestment of dividends and distributions	93,337	-
Shares redeemed	(113,088)	(177)

Net increase in capital shares	5,158,427	287,690

Year ended September 30, 2007	Institutional Shares
Net asset value of share transferred
Proceeds from shares issued	$8,740,000
Net asset value of shares issued in reinvestment of dividends and distributions	181,510
Cost of shares redeemed(2)	(11,079)

Net increase from fund share transactions	$8,910,431

Shares sold	560,831
Shares issued in reinvestment of dividends and distributions	14,521
Shares redeemed	(946)

Net increase in capital shares	574,406

(1)	For the period from commencement of operations (June 2, 2008) through September 30, 2008.
(2)	Net of redemption fees of:

	9/30/2008	9/30/2007
Institutional Shares	$420	$-
Advisor Shares	8

19

NOTES TO FINANCIAL STATEMENTS

(8)	Litigation:

Artisan Funds and the Adviser were defendants in a lawsuit filed in the Circuit Court of the Third Judicial Circuit, Madison County, Illinois that sought certification of a plaintiff class consisting of all persons in the United States who held shares in Artisan International Fund for a period of more than 14 days during the five year period prior to the filing of the lawsuit in September 2003. The basic allegations in the case were that Artisan Funds and the Adviser did not make appropriate price adjustments to the foreign securities owned by Artisan International Fund prior to calculating that Fund’s NAV, thereby allegedly enabling market timing traders to trade Artisan International Fund’s shares in such a way as to disadvantage long-term investors. Following years of procedural litigation in state and federal courts, the case was resolved and dismissed with prejudice in May 2008. The resolution of the lawsuit did not have a material effect on the financial condition or results of operations of any Artisan Fund.

(9)	Recent Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management has evaluated the implications of FIN 48 for all open tax years, and has determined there is no impact to the Fund’s financial statements.

In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of September 30, 2008, the Fund did not believe the adoption of FAS 157 would impact the amounts reported in the financial statements, however, additional disclosures would be required about the information used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (FAS 161). FAS 161 requires enhanced disclosure relating to an entity’s use of derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. This standard was issued and is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the implications of FAS 161 and the impact on the Fund’s financial statement disclosures, if any.

20

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Artisan Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Artisan Emerging Markets Fund (one of eleven portfolios constituting Artisan Funds, Inc. (the “Fund”)) as of September 30, 2008, and the related statement of operations for the year ended then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the period from June 2, 2008 (commencement of operations) through September 30, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Artisan Emerging Markets Fund of Artisan Funds, Inc. at September 30, 2008, the results of its operations for the year then ended , changes in its net assets for the two years in the period then ended, and the financial highlights for the period from June 2, 2008 (commencement of operations) through September 30, 2008, in conformity with U.S. generally accepted accounting principles.

Milwaukee, Wisconsin

November 10, 2008

21

NOTES TO FINANCIAL STATEMENTS

Other Federal tax information (unaudited):

The Internal Revenue Code requires that shareholders be notified within 60 days of the Fund’s fiscal year-end of certain information regarding long-term capital gains, qualified dividend income and the dividends received deduction for corporate shareholders. This data is informational only. Every year in January, shareholders are sent a Form 1099-DIV which provides the federal tax status of dividends and distributions received during the calendar year. Shareholders are advised to consult their own tax advisor with respect to the specific tax consequences of investment in the Fund.

The Fund hereby designates the following amounts as (i) long-term capital gain distributions for purposes of the dividends paid deduction (including earnings and profits distributed to shareholders on redemption of Fund shares), (ii) the amount of ordinary dividends paid during the fiscal year ended September 30, 2008 that are considered qualified dividend income as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003, and (iii) the amount of ordinary dividends paid during the fiscal year ended September 30, 2008 that are eligible for the dividends received deduction available to certain corporate shareholders.

Long-Term Capital Gains	Qualified Dividend Income	Dividends Received Deduction
$283,412	16.85%	-%

22

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of Artisan Funds, you may incur transaction costs, including redemption fees, and you will incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 to September 30, 2008.

Actual Expenses

The first line below the Fund’s name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the name of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line below the Fund’s name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for the six-month period ended September 30, 2008 and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line below the Fund’s name in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008	Expenses Paid During Period 4/1/2008-9/30/2008(1)
Artisan Emerging Markets Fund - Advisor Shares(2)
Actual	$1,000.00	$640.30	$4.03
Hypothetical (5% return before expenses)	$1,000.00	$1,011.48	$4.95

(1)

Expenses are equal to the Fund's ratio of expenses to average net assets for the six-month period ended September 30, 2008 (shown below), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Fund	Annualized Ratio of Expenses to Average Net Assets for the Six-Month Period Ended September 30, 2008
Emerging Markets - Advisor Shares(a)(b)	1.50%

(a)	For the period from commencement of operations (June 2, 2008) through September 30, 2008.
(b)	The annualized ratio of expenses to average net assets excludes expenses waived or paid by the Adviser or the board of directors.

23

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

(2)

The account value and the expenses paid for Emerging Markets Fund - Advisor Shares have been presented for the period from commencement of operations (June 2, 2008) through September 30, 2008. Assuming a six month period, the actual account value as of September 30, 2008 and the expenses paid during period 4/1/2008 - 9/30/2008 would have been as follows:

	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008	Expenses Paid During Period 4/1/2008-9/30/2008
Artisan Emerging Markets Fund - Advisor Shares
Actual	$1,000.00	$640.30	$6.15
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.57

24

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

The discussion of the Fund included in this report includes statistical information about the portfolio of the Fund. Except as otherwise noted, that information is as of September 30, 2008. That information will vary with changes in the Fund’s portfolio investments. The performance information for the Fund relative to its benchmark index discussed in this report was prepared by the Adviser using information reported by FactSet Databases (“FactSet”). For the purposes of assigning portfolio securities to a particular country, the Adviser considers an issuer to be from a particular country as designated by its securities information vendors. The Adviser currently uses MSCI as its primary source and FactSet as a secondary source for this information. In the event (i) the Adviser’s securities information vendors do not assign a security to a particular country or if the published classification appears to be erroneous, or (ii) its primary vendor does not assign a security to a particular country and the secondary vendor has assigned a security to a particular country by using a methodology that is not the same as the methodology the primary vendor uses to assign a country, the Adviser assigns the security to a country using the primary vendor’s published criteria (to the extent available) or the Adviser’s own judgment. The primary information vendor’s criteria include the identity of the jurisdiction of the issuer’s incorporation, the main equity trading market for the issuer’s securities, the geographical distribution of the issuer’s operations and the location of the issuer’s headquarters. Country designations may change over time.

For the purposes of assigning portfolio securities to a particular sector and industry, the Adviser assigns securities in accordance with the sector and industry classifications of the Global Industry Classification Standard (GICS®) developed by MSCI and Standard & Poor’s (to the extent available) as a primary source and FactSet (to the extent available) as a secondary source for this information. In the event the Adviser’s securities information vendors do not classify a security to a particular sector or industry or if the published classification appears to be erroneous, the Adviser classifies the security according to its own judgment, using other securities information vendors, the company description and other publicly available information about the company’s peer group. Sector and industry classifications may change over time.

The names of portfolio securities reflected in this report are as reported by the Fund’s data providers, may not represent the legal name of the entity and, in some cases, are translations of non-English names.

Description of Index

The Fund’s performance is compared in this report to changes in a broad-based index of changes in prices of securities in the market in which the Fund invests. The index is unmanaged and its returns include reinvested dividends. Unlike the Fund’s returns, the returns of the index do not include the payment of sales commissions or other expenses that would be incurred in the purchase or sale of the securities included in the index. An investment cannot be made directly in an index. Fair value pricing is not employed by market indices.

The index to which the Fund is compared is the Morgan Stanley Capital International Emerging Markets IndexSM, a market-weighted index of companies in emerging markets.

Trademarks

Trademarks and copyrights relating to the index and products of portfolio companies mentioned in this report are owned by their respective owners. Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in

25

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

this report are the property of the Adviser and may not be copied, reproduced, published or in any way used without written permission.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Artisan Partners Limited Partnership. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The MSCI information may only be used by the reader, may not be reproduced or redisseminated in any form and may not be used to create any financial instruments or products or any indices. The MSCI information is provided on an “as is” basis and the reader of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall MSCI Parties have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of Artisan Funds’ proxy voting policies and procedures, without charge, upon request by calling 866.574.1770. That information also is included in the Fund’s statement of additional information, which is available without charge, upon request, by calling 866.574.1770 and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the twelve-month period ended June 30 is available without charge, on the Fund’s website at www.artemf.com and on the Securities and Exchange Commission’s website at www.sec.gov.

INFORMATION ON PORTFOLIO SECURITIES

Artisan Funds files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31 and June 30 (the first and third quarters of the Fund’s fiscal year) on Form N-Q. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You also may review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

26

DIRECTORS AND OFFICERS

The board of directors has overall responsibility for the conduct of the affairs of Artisan Funds. Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor. The board of directors may fill any vacancy on the board provided that after such appointment at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of the Funds at any meeting of shareholders called for the purpose of removing such director.

The board of directors elects the officers of Artisan Funds. Each officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer with or without cause at any time.

The names and ages of the directors and officers as of November 14, 2008, the position each holds with the Funds, the date each was first elected to office, their principal business occupations and other directorships they have held during the last five years are shown below. Each director oversees all eleven series of Artisan Funds.

Name and Age at 11/14/08	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Directors who are not “interested persons” of Artisan Funds:
David A. Erne – 65	Director and Independent Chair of the Board of Directors	Director since 3/27/95; Independent Chair since 2/4/05	Of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI.	Trustee, Northwestern Mutual Life Insurance Company.
Thomas R. Hefty – 61	Director	3/27/95	Retired; from January 2007 to February 2008, President, Kern Family Foundation (private, grant-making organization); until December 2006, of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI; until December 2006, Adjunct Faculty, Department of Business and Economics, Ripon College.	None.
Jeffrey A. Joerres – 48	Director	8/9/01	Chairman of the Board, President and Chief Executive Officer of Manpower Inc. (non-governmental employment service organization).	Director, Johnson Controls, Inc. (manufacturer of automotive systems and building controls).
Patrick S. Pittard – 62	Director	8/9/01	Distinguished Executive in Residence (teaching position), University of Georgia.	Director, Cbeyond, Inc. (telecommunications company); Director, Lincoln National Corporation (insurance and investment management company).
Howard B. Witt – 68	Director	3/27/95	Retired; until December 2004, Chairman of the Board, President and Chief Executive Officer of Littelfuse, Inc. (manufacturer of advanced circuit protection devices).	Director, Franklin Electric Co., Inc. (manufacturer of electric motors).

27

DIRECTORS AND OFFICERS

Name and Age at 11/14/08	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Director who is an “interested person” of Artisan Funds:
Andrew A. Ziegler – 51*	Director, President and Chief Executive Officer	Director since 1/5/95 and Chairman of the Board 1/5/95 - 12/19/03; President since 12/19/03 (Chief Executive Officer continuously since 1/5/95)	Managing Director of Artisan Partners; Chairman and President of Artisan Distributors LLC; until December 2003, Chairman of Artisan Funds.	None.
Officers:
Lawrence A. Totsky – 49	Chief Financial Officer and Treasurer	1/22/98	Managing Director and Chief Financial Officer of Artisan Partners; Vice President, Chief Financial Officer and Treasurer of Artisan Distributors LLC.	None.
Janet D. Olsen – 52	General Counsel and Secretary	1/18/01	Managing Director and General Counsel of Artisan Partners; Vice President and Secretary of Artisan Distributors LLC.	None.
Brooke J. Billick – 54	Chief Compliance Officer	8/19/04	Chief Compliance Officer and Associate Counsel of Artisan Partners; Chief Compliance Officer of Artisan Distributors LLC; prior to joining Artisan Partners in February 2004, Vice President, Securities Counsel and Corporate Secretary of Marshall & Ilsley Trust Company, N.A. (bank) and M&I Investment Management Corp. (investment adviser) and Chief Legal Officer and Secretary of Marshall Funds, Inc. (mutual fund company).	None.
Carlene M. Ziegler – 52	Vice President	3/27/95	Managing Director of Artisan Partners; until April 2008, Portfolio Co-Manager of Artisan small-cap growth strategy, including Artisan Small Cap Fund; until February 2005, Director of Artisan Funds.	None.
Michael C. Roos – 50	Vice President	12/19/03	Managing Director of Artisan Partners; Vice President of Artisan Distributors LLC; until December 2003, President of Artisan Funds.	None.

*	Mr. Ziegler is an “interested person” of Artisan Funds, as defined in the Investment Company Act of 1940, because he is a Managing Director of Artisan Partners and an officer and director of Artisan Investment Corporation (the general partner of Artisan Partners). Mr. Ziegler and Carlene M. Ziegler (who are married to each other) control Artisan Partners. Mr. Ziegler is also President of Artisan Distributors LLC, Artisan Funds’ principal underwriter.

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DIRECTORS AND OFFICERS

Name and Age at 11/14/08	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Gregory K. Ramirez – 38	Assistant Secretary and Assistant Treasurer	1/22/98	Managing Director of Artisan Partners; Assistant Treasurer of Artisan Distributors LLC.	None.
Sarah A. Johnson – 36	Assistant Secretary	2/5/03	Associate Counsel of Artisan Partners.	None.

The business address of the officers and directors affiliated with Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne – 1000 North Water Street, Suite 2100, Milwaukee, Wisconsin 53202; Mr. Joerres – 100 Manpower Place, Milwaukee, Wisconsin 53212; and Mr. Hefty, Mr. Pittard and Mr. Witt – c/o Artisan Funds, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

The Fund’s statement of additional information (SAI) contains further information about the directors. Please call 866.574.1770 for a free copy of the SAI.

29

ARTISAN FUNDS P.O. BOX 8412 BOSTON, MA 02266-8412 866.574.1770

Item 2.	Code of Ethics.

(a) Registrant has adopted a code of ethics (the “Code”) that applies to its principal executive officer, principal financial officer and principal accounting officer (the “Covered Officers”).

(b) No disclosures are required pursuant to this Item 2(b).

(c) During the period covered by the report, registrant did not make any substantive amendments to the Code.

(d) During the period covered by the report, registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e) Not applicable.

(f) A copy of the Code is filed as Exhibit (a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

Registrant’s board of directors has determined that Thomas R. Hefty, member and chairman of the registrant’s audit committee, qualifies as an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Hefty is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including, without limitation, for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant, Ernst & Young LLP, are summarized in the tables below. The tables summarize fees billed (or to be billed) by the registrant’s principal accountant for work performed relating to each applicable period identified below.

Fees:

	Fiscal Year Ended September 30, 2008	Fiscal Year Ended September 30, 2007
Audit Fees (a)	$236,000	$190,200
Audit-Related Fees (b)	$40,300	$23,300
Tax Fees (c)	$182,550	$154,150
All Other Fees (d)	—	—

(a) “Audit Fees” include amounts for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements, including for 2008, portions of which have not been billed at the time of this filing and fees billed for consents issued in conjunction with the registrant’s post-effective amendments to the Funds’ registration statements filed for each of the last two fiscal years.

(b) “Audit-Related Fees” include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements. Audit-related fees have not been reported under the item “audit fees” in the chart above.

The fees billed by Ernst & Young LLP during the fiscal years ended September 30, 2008 and September 30, 2007 include fees incurred for services for review procedures performed in conjunction with the semiannual reports to shareholders as of March 31, 2008 and for certain agreed upon procedures performed in conjunction with the semiannual reports to shareholders as of March 31, 2007.

(c) “Tax Fees” include amounts for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

The fees shown in the table above for the fiscal year ended September 30, 2008 include fees for (1) the review and preparation of the Funds’ income tax returns for the fiscal year ended September 30, 2008, which have not been billed as of the time of this filing; (2) the review of excise tax calculations and preparation of excise tax returns for the calendar year ended December 31, 2008, which also have not yet been billed as of the time of this filing; (3) the use of a PFIC database supplied by Ernst & Young LLP for the fiscal year ended September 30, 2007 and the excise year ended December 31, 2007; and (4) the use of a Qualified Foreign Corporation (QFC) Database supplied by Ernst & Young LLP for the calendar year ended December 31, 2007.

The fees shown in the table above for the fiscal year ended September 30, 2007 include fees for (1) the review and preparation of the Funds’ income tax returns for the fiscal year ended September 30, 2007; (2) the review of excise tax calculations and preparation of excise tax returns for the calendar year ended December 31, 2007; (3) the use of a PFIC database supplied by Ernst & Young LLP for the fiscal year ended September 30, 2006 and the excise year ended December 31, 2006; and (4) the use of a Qualified Foreign Corporation (QFC) Database supplied by Ernst & Young LLP for the calendar year ended December 31, 2006.

(d) None.

(e)(1) During its regularly scheduled periodic meetings, the registrant’s audit committee considers any requests to pre-approve any audit, audit-related, tax and other services to be provided by the principal accountants of the registrant. The audit committee has authorized its chairman to exercise that authority in the intervals between meetings; and the chairman presents any such pre-approvals to the audit committee at its next regularly scheduled meeting. Under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, pre-approval of non-audit services may be waived provided that: 1) the aggregate fees for all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided, 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(e)(2) No services included in Items 4(b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees for the fiscal years ended September 30, 2008 and September 30, 2007 by the registrant’s principal accountant for non-audit services rendered to the registrant are shown in the tables above and described under Items 4(b) – (d) above. For the registrant’s fiscal years ended September 30, 2008 and September 30, 2007, Ernst & Young LLP served as the registrant’s principal accountant and provided no services and billed no fees for non-audit services rendered to the registrant’s adviser or entities controlling, controlled by or under common control with the adviser.

(h) The audit committee of the registrant’s board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. The provisions of Rule 2-01(c)(7) were effective on May 6, 2003. No such services were rendered on or after May 6, 2003.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers as of September 30, 2008 is included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has a governance and nominating committee, which is responsible for selecting and nominating persons for election or appointment as members of registrant’s board of directors. At a meeting of the committee held on August 19, 2004, the committee adopted guidelines by which the committee, which is comprised entirely of independent directors, will consider any candidates for board membership (whether recommended by a shareholder, the committee, the board of directors or management personnel). The procedures were disclosed in response to Item 9 of Form N-CSR filed by the registrant on November 30, 2004. At a meeting of the committee held on February 8, 2007, the committee revised the guidelines to include the consideration of the effect of the registrant’s retirement policy on the potential length of service of any candidate.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers have concluded, based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR

(the “Report”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s most recent fiscal year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics for Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (as referenced in Item 2 above), attached hereto as Exhibit (a)(1)

	(2)	Certifications of Andrew A. Ziegler, Principal Executive Officer and Lawrence A. Totsky, Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii)

(b)		Certification of Andrew A. Ziegler, Principal Executive Officer and Lawrence A. Totsky, Principal Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Artisan Funds, Inc.

By:	/s/ Andrew A. Ziegler
Andrew A. Ziegler
Principal Executive Officer

Date:	December 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew A. Ziegler
Andrew A. Ziegler
Principal Executive Officer

Date:	December 5, 2008

By:	/s/ Lawrence A. Totsky
Lawrence A. Totsky
Principal Financial Officer

Date:	December 5, 2008